AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 18, 1998



                   Registration File Nos. 33-480 and 811-4415

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-3


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]
                         Pre-Effective Amendment No.                   [ ]
                                       --

                       Post-Effective Amendment No. 28                 [X]

                                       --


                                     and/or


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. 34                         [X]

                                       --


                        (CHECK APPROPRIATE BOX OR BOXES.)

                        COLLEGE RETIREMENT EQUITIES FUND
                           (EXACT NAME OF REGISTRANT)

                                (NOT APPLICABLE)
                           (NAME OF INSURANCE COMPANY)


                                730 Third Avenue
                          NEW YORK, NEW YORK 10017-3206
          (ADDRESS OF INSURANCE COMPANY'S PRINCIPAL EXECUTIVE OFFICES)


     INSURANCE COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-490-9000


NAME AND ADDRESS OF AGENT FOR SERVICE:     COPY TO:
Peter C. Clapman, Esquire                  Paul J. Mason, Esquire
College Retirement Equities Fund           Sutherland, Asbill & Brennan, L.L.P.
730 Third Avenue                           1275 Pennsylvania Avenue, N.W.
New York, New York  10017-3206             Washington, D.C.  20004-2404


Securities to be Registered: Interests in an open-end management investment company for individual and group flexible payment deferred variable annuity contracts.


                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
    As soon as practicable after effectiveness of the Registration Statement


It is proposed that this filing will become effective (CHECK APPROPRIATE BOX) [ ] immediately upon filing pursuant to paragraph (b)

[X]  on May 1, 1998 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)


[ ]  on (DATE) pursuant to paragraph (a)(1)


[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (DATE) pursuant to paragraph (a)(2) of Rule 485.
IF APPROPRIATE, CHECK THE FOLLOWING BOX:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

             CROSS REFERENCE TO ITEMS REQUIRED BY PART A OF FORM N-3



               N-3 ITEM                                   PROSPECTUS HEADING
               --------                                   ------------------

 1.  Cover Page .....................................     Cover Page

 2.  Definitions ....................................     Definitions

 3.  Synopsis .......................................     Summary

 4.  Condensed Financial
       Information ..................................     Condensed Financial
                                                          Information

 5.  General Description of
       Registrant and Insurance
       Company ......................................     The College Retirement
                                                          Equities Fund

 6.  Management .....................................     Management and
                                                          Investment Advisory
                                                          Arrangements

 7.  Deductions and Expenses ........................     Expense Deductions

 8.  General Description of Variable Annuity
          Contracts .................................     Summary; The Annuity
                                                          Certificates; General
                                                          Matters; Voting Rights

 9.  Annuity Period .................................     Summary; The Annuity
                                                          Period

10.  Death Benefit ..................................     Death Benefits

11.  Purchases and Contract
          Value .....................................     The Annuity
                                                          Certificates;
                                                          Valuation of Assets

12.  Redemptions ....................................     Summary; The Annuity
                                                          Certificates

13.  Taxes ..........................................     Federal Income Taxes

14.  Legal Proceedings ..............................     Legal Proceedings

15.  Table of Contents for the
          Statement of Additional
          Information ...............................     Inside Back Cover

PROSPECTUS
DATED MAY 1, 1998
INDIVIDUAL, GROUP, AND TAX-DEFERRED VARIABLE ANNUITIES
ISSUED BY
COLLEGE RETIREMENT EQUITIES FUND



THIS PROSPECTUS TELLS YOU ABOUT THE COLLEGE RETIREMENT EQUITIES FUND (CREF) AND ITS ACCOUNTS. READ IT CAREFULLY BEFORE INVESTING, AND KEEP IT FOR FUTURE REFERENCE.


CREF provides variable individual and group annuities for retirement and tax-deferred savings plans at non-profit or publicly supported colleges, universities, and other educational and research organizations. Our main purpose is to accumulate, invest, and then disburse funds for your retirement, in the form of lifetime income or other payment options. CREF has eight investment portfolios, which we call "accounts": the Stock, Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond, Social Choice, and Money Market Accounts. For the investment objective of each, see pages .


As with all variable annuities, your CREF accumulation and retirement income can increase or decrease, depending on how well the underlying investments do over time. CREF doesn't guarantee the investment performance of the accounts, and you bear the entire investment risk. AN INVESTMENT IN THE CREF MONEY MARKET ACCOUNT IS NEITHER INSURED NOR GUARANTEED BY THE U.S., STATE, OR ANY OTHER UNIT OF GOVERNMENT.


More information about CREF is on file with the Securities and Exchange Commission (SEC) in a "Statement of Additional Information" (SAI) dated May 1, 1998. You can get it by writing us at 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 1 800 842-2733, extension 5509. The SAI, as supplemented from time to time, is "incorporated by reference" into the prospectus, which means it's legally part of this prospectus. The SAI's table of contents is on the last page of this prospectus. The SEC maintains a Website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding CREF.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The date of this prospectus is May 1, 1998.

TABLE OF CONTENTS
                                                                            PAGE


DEFINITIONS.....................................................................
SUMMARY.........................................................................
CONDENSED FINANCIAL
 INFORMATION....................................................................
THE COLLEGE RETIREMENT
 EQUITIES FUND..................................................................
 History........................................................................
 Operation......................................................................
ADDING, CLOSING, OR
 SUBSTITUTING ACCOUNTS;
 SUSPENDING PREMIUMS............................................................
INVESTMENT PRACTICES AND
 RISK CONSIDERATIONS OF
 THE ACCOUNTS...................................................................
 The Stock Account..............................................................
 The Global Equities Account....................................................
 The Growth Account.............................................................
 The Equity Index Account.......................................................
 The Bond Market Account........................................................
 The Inflation-Linked Bond Account..............................................
 The Social Choice Account......................................................
 The Money Market Account.......................................................
 Other Investment Issues and
  Risk Considerations...........................................................
PERFORMANCE
 INFORMATION....................................................................
VALUATION OF ASSETS.............................................................
MANAGEMENT AND
 INVESTMENT ADVISORY
 ARRANGEMENTS...................................................................
THE ANNUITY
 CERTIFICATES...................................................................
 RA and GRA Certificates........................................................
 SRA and GSRA Certificates......................................................
 IRA Certificates...............................................................
 Keogh Certificates.............................................................
 Remitting Premiums.............................................................
 Accumulation Units.............................................................
 Transfers Between CREF
   Accounts and Between
   CREF and TIAA................................................................
 Transfers to Other Companies
   and Cash Withdrawals.........................................................
 Transfers to CREF from
   Other Plans..................................................................
 General Considerations for All
   Cash Withdrawals and
   Transfers....................................................................

                                                                            PAGE
 Repurchase of Retirement
 Annuities (RAs)................................................................
 Tax Issues.....................................................................
 Texas ORP Restrictions.........................................................
 Spousal Rights.................................................................
 Portability of Benefits........................................................
 Expense Deductions.............................................................
 The Annuity Period.............................................................
 Income Options.................................................................
 Death Benefits.................................................................
 Timing of Payments.............................................................
FEDERAL INCOME TAXES............................................................
VOTING RIGHTS...................................................................
GENERAL MATTERS.................................................................
DISTRIBUTION OF THE
 CERTIFICATES...................................................................
LEGAL PROCEEDINGS...............................................................
APPENDIX........................................................................
TABLE OF CONTENTS FOR
 STATEMENT OF ADDITIONAL
 INFORMATION....................................................................

This prospectus outlines the terms under which the CREF accounts are available for your retirement investments. It does not constitute an offering in any jurisdiction where such an offering may not lawfully be made. No dealer, salesman, or other person is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If given or made, such information or representations must not be relied upon.

DEFINITIONS

Throughout the prospectus, "CREF," "we," and "our" refer to the College Retirement Equities Fund. "You" and "your" mean anyone reading the prospectus, regardless of whether the reader actually has a CREF annuity.

The terms and phrases below are defined so you'll know precisely how we're using them. To understand some definitions, you may have to refer to other defined terms.

ACCOUNT Any of CREF's investment funds. Each account is a separate portfolio with its own investment objective.

ACCUMULATION The total value of your accumulation units.

ACCUMULATION FUND The assets in each account not dedicated to current retirement benefits or other liabilities.

ACCUMULATION PERIOD The period that begins with your first premium and continues until the entire accumulation has been converted to annuity income, transferred from CREF, or paid to you or a beneficiary.

ACCUMULATION UNIT A share of participation in a CREF account for someone in the accumulation period. Each account has its own accumulation unit value, used to calculate the total value of your accumulation.


ANNUITY FUND The assets in each account that fund current retirement benefits. Each account has two annuity funds - one that tracks the experience of participants receiving benefits under the annual income change method and another annuity fund for the monthly income change method. The investment experience of the entire account will be used to calculate changes in income for all annuity payments paid from that account.


ANNUITY PARTNER Anyone you name under a CREF survivor income option to receive lifetime annuity income if you die. Your annuity partner can be your spouse, child, or anyone else eligible under current CREF practices.

ANNUITY PAYMENTS Payments under any CREF income option or method of payment.


ANNUITY UNIT A measure used to calculate the amount of annuity payments due a participant. Each account uses a separate and distinct annuity unit value for each income change method.


BENEFICIARY Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before any guaranteed period of your annuity ends. You don't have to name the same beneficiary for each of these two situations.

BUSINESS DAY Any day the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

CALENDAR DAY Any day of the year. Calendar days end at the same time as business days.

CASH WITHDRAWAL Taking some or all of an accumulation as a single payment.

CERTIFICATE The document that sets forth the terms of your CREF annuity. There are separate certificates for the accumulation period and the income-paying period for each annuity.

COMMUTED VALUE The present value of annuity payments due under an income option or method of payment not based on life contingencies. Present value is adjusted for investment gains or losses since annuity unit value was last calculated.


ELIGIBLE INSTITUTION A public or private institution in the United States that is non-proprietary and non-profit, and the main purpose of which is to offer instruction; conduct research; serve and support education or research; or perform ancillary functions for such institutions.


EMPLOYER An eligible institution that maintains an employee retirement or tax-deferred annuity plan.


INCOME CHANGE METHOD The method under which you choose to have your annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.


INCOME OPTION Any of the ways you can receive CREF retirement income.

INTERNAL REVENUE CODE (IRC) The Internal Revenue Code of 1986, as amended.

METHOD OF PAYMENT Any type of CREF death benefit available to a beneficiary.

PARTICIPANT Any person who owns a CREF certificate. Under certain arrangements an employer can be the participant.

PLAN An employer's retirement, profit-sharing or tax-deferred annuity program.

PREMIUM The amount you and/or your employer send to CREF to purchase retirement benefits.

SURVIVOR INCOME OPTION An option that continues lifetime annuity payments to your annuity partner after you die.


VALUATION DAY Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of CREF are principally traded. Valuation days that aren't business days will end at 4 p.m. Eastern Time.

VALUATION PERIOD The time from the end of one valuation day to the end of the next.

SUMMARY

Read this summary together with the detailed information you'll find in the rest of the prospectus.


CREF issues certificates for the following variable annuities: a Retirement Annuity (RA); a Group Retirement Annuity (GRA); a Supplemental Retirement Annuity (SRA) and a Group Supplemental Retirement Annuity (GSRA). CREF also offers an Individual Retirement Annuity (Classic IRA) and the Roth Individual Retirement Annuity (Roth IRA) that both accept direct contributions and rollovers. Subject to regulatory approval, CREF also has plans to offer a Keogh Plan Annuity (Keogh). We refer to the Classic IRA and the Roth IRA collectively as IRAs. RAs, SRAs, IRAs and Keoghs are issued to you directly. GRAs and GSRAs are issued under the terms of a group contract.


CREF ACCOUNTS

The accounts are subject to the risks inherent in professional investment management, including those resulting from general economic conditions. The value of your accumulation in any account can fluctuate, and you bear the entire risk. For the investment objective of each CREF account, see pages . CREF's past investment experience shouldn't be taken as a prediction of future performance.


Subject to your employer's retirement plan, you can allocate RA, GRA, or GSRA premiums to any of the accounts. Any allocations you make to an SRA, IRA or Keogh won't be subject to your employer's plan.

EXPENSE DEDUCTIONS

The following table summarizes the direct and indirect expense deductions for each CREF account.


                                                                                                 INFLATION-
                                                   GLOBAL               EQUITY       BOND        LINKED        SOCIAL        MONEY
                                        STOCK      EQUITIES   GROWTH    INDEX        MARKET      BOND          CHOICE        MARKET
                                        -----      --------   ------    ------       ------      ----------    ------        ------
PARTICIPANT TRANSACTION EXPENSES
Deductions from Premiums
 (as a percentage of Premiums)          None       None       None      None         None        None          None          None

CHARGES FOR TRANSFERS AND CASH
WITHDRAWALS (AS A PERCENTAGE OF
TRANSACTION AMOUNT)
  Transfers Between CREF Accounts       None       None       None      None         None        None          None          None

  Transfers to TIAA                     None       None       None      None         None        None          None          None

  Transfers to other companies          None       None       None      None         None        None          None          None

  Cash Withdrawals                      None       None       None      None         None        None          None          None

ANNUAL EXPENSE DEDUCTIONS FROM
NET ASSETS (AS A PERCENTAGE
OF AVERAGE NET ASSETS)

  Mortality and Expense Risk Charges  0.005%     0.005%     0.005%    0.005%       0.005%      0.005%        0.005%        0.005%

  Investment Advisory Expenses        0.080%     0.140%     0.110%    0.060%       0.060%      0.080%        0.060%        0.060%

  Administrative Expenses             0.195%     0.195%     0.195%    0.195%       0.195%      0.195%        0.195%        0.195%

  Distribution Expenses               0.030%     0.030%     0.030%    0.030%       0.030%      0.030%        0.030%        0.030%
                                      -----      -----      -----     -----        -----       -----         -----         -----

  Total Annual Expense Deductions     0.310%     0.370%     0.340%    0.290%       0.290%      0.310%        0.290%        0.290%
                                      =====      =====      =====     =====        =====       =====         =====         =====


The next table gives an example of the expenses you'd incur on a hypothetical investment of $1,000 over several periods. The table assumes a 5 percent annual return on assets. See the SAI for the past performance of the CREF accounts.

                    ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS



                                                                                  INFLATION-
                             GLOBAL                     EQUITY       BOND         LINKED         SOCIAL      MONEY
                  STOCK      EQUITIES     GROWTH        INDEX        MARKET       BOND           CHOICE      MARKET
                  -----      --------     ------        ------       ------       ----------     ------      ------


 1 YEAR           $           $           $             $            $            $              $           $
 3 YEARS          $           $           $             $            $            $              $           $
 5 YEARS          $           $           $             $            $                           $           $
10 YEARS          $           $           $             $            $                           $           $




The purpose of these tables is to help you understand the various expenses you would bear directly or indirectly as a participant in CREF. REMEMBER THAT THESE DON'T REPRESENT ACTUAL PAST OR FUTURE EXPENSES OR INVESTMENT PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER. Some commissions paid by CREF to broker-dealers who buy and sell securities for the CREF accounts have been used in the past to reduce account expenses; however, this practice, which CREF no longer uses, didn't affect the amount of brokerage commissions paid.

For more information, see "Expense Deductions," page .

RIGHT TO CANCEL CREF CERTIFICATES


You can cancel a CREF RA, SRA, GSRA, IRA or Keogh certificate up to thirty days after you receive it, unless it's one under which annuity payments have begun. If asked to cancel the certificate, CREF will do so as of its date of issue, then send the entire current accumulation, including premiums, investment gains or losses, and deductions (if any) back to the premium remitter (see page ).


RESTRICTIONS ON TRANSFERS AND CASH WITHDRAWALS

Cash withdrawals are available from RA and GRA certificates at any time your employer's retirement plan permits. For more information, see page .

FEDERAL TAX LAW RESTRICTS YOUR RIGHT TO MAKE WITHDRAWALS FROM SALARY REDUCTION CONTRIBUTIONS (AND EARNINGS, IF ANY) CREDITED TO YOUR CREF ACCUMULATION. IF YOUR SALARY REDUCTION CONTRIBUTIONS ARE MADE TO A 403(B) ANNUITY, THESE WITHDRAWAL RESTRICTIONS APPLY

ONLY TO AMOUNTS (AND EARNINGS, IF ANY) CREDITED AFTER DECEMBER 31, 1988. IF THEY ARE MADE UNDER A 401(K) PLAN, THESE WITHDRAWAL RESTRICTIONS APPLY TO ALL SUCH SALARY REDUCTION AMOUNTS (AND EARNINGS, IF ANY). You may also have to pay a tax penalty if you want to begin annuity income or take a cash withdrawal before age 59 1/2. Federal tax law may also require you to start receiving annuity income by a particular date. For more, see "Income Options," page . Your employer's retirement plan may also restrict your right to make transfers or take a cash withdrawal.

CONDENSED FINANCIAL INFORMATION


Below you'll find condensed, audited financial information for the CREF accounts for each of the periods presented.

                                                                Stock
                                                               Account

                                                               For the
                                                             Years Ended
                                                             December 31

=========================================================================================================
                                       1997         1996           1995         1994         1993
---------------------------------------------------------------------------------------------------------
Per Accumulation Unit Data:
---------------------------------------------------------------------------------------------------------
 Investment income                    $2.317       $2.114         $1.885       $1.699       $1.606
---------------------------------------------------------------------------------------------------------
 Expenses*                              .387        .304           .271          .223         .210
---------------------------------------------------------------------------------------------------------
 Investment income--net                1.930        1.810         1.614         1.476        1.396
---------------------------------------------------------------------------------------------------------
 Net realized and
 unrealized gain (loss)
 on total investments                 26.864       15.953         19.984       (1.557)       7.139
---------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in Accumulation
 Unit Value:                          28.794       17.763         21.598        (.081)       8.535
---------------------------------------------------------------------------------------------------------
Accumulation Unit Value:
---------------------------------------------------------------------------------------------------------
 Beginning of period                 109.223       91.460         69.862       69.943       61.408
---------------------------------------------------------------------------------------------------------
 End of Period                      $138.017     $109.223        $91.460      $69.862      $69.943
---------------------------------------------------------------------------------------------------------
Ratios to Average
---------------------------------------------------------------------------------------------------------
 Net Assets:
---------------------------------------------------------------------------------------------------------
 Expenses                              0.31%        .31%          0.34%         0.32%        0.32%
---------------------------------------------------------------------------------------------------------
 Investment income--net                1.55%       1.82%          2.00%         2.11%        2.14%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate               23.25%       19.57%         16.25%       18.77%       22.93%
---------------------------------------------------------------------------------------------------------
Thousands of Accumulation
 Units outstanding at
 end of period                        597,531     620,498        632,803       637,435      642,528
---------------------------------------------------------------------------------------------------------

=========================================================================================================

==========================================================================================================
                                       1992           1991          1990          1989          1988
----------------------------------------------------------------------------------------------------------
Per Accumulation Unit Data:
----------------------------------------------------------------------------------------------------------
 Investment income                    $1.523         $1.552        $1.549        $1.367        $1.195
----------------------------------------------------------------------------------------------------------
 Expenses*                              .181           .184          .148          .140          .113
----------------------------------------------------------------------------------------------------------
 Investment income--net                1.342          1.368          1.401         1.227         1.082
----------------------------------------------------------------------------------------------------------
 Net realized and
 unrealized gain (loss)
 on total investments                  2.294          11.994        (4.007)        9.051         4.380
----------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in Accumulation
 Unit Value:                           3.636         13.362        (2.606)       10.278         5.462
----------------------------------------------------------------------------------------------------------
Accumulation Unit Value:
----------------------------------------------------------------------------------------------------------
 Beginning of period                  57.772         44.410        47.016        36.738        31.276
----------------------------------------------------------------------------------------------------------
 End of Period                       $61.408        $57.772        $44.410       $47.016       $36.738
----------------------------------------------------------------------------------------------------------
Ratios to Average
----------------------------------------------------------------------------------------------------------
 Net Assets:
----------------------------------------------------------------------------------------------------------
 Expenses                              0.31%          0.36%          0.33%         0.33%         0.33%
----------------------------------------------------------------------------------------------------------
 Investment income--net                2.32%          2.65%          3.12%         2.87%         3.15%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate               16.29%         22.47%         20.94%        24.14%        24.68%
----------------------------------------------------------------------------------------------------------
Thousands of Accumulation
 Units outstanding at
 end of period                       645,564        640,298        637,886       655,091       680,442
----------------------------------------------------------------------------------------------------------

==========================================================================================================

* Includes all expenses charged as a deduction from investment income. As noted above on page , some brokerage commissions paid by CREF have been used to reduce expenses.

                                               Global
                                              Equities
                                               Account

                                                                                                  May 1
                                                   For the                                    (date of SEC
                                                 Years Ended                                  registration)
                                                 December 31                                 to December 31

================================================================================================================================
                                     1997          1996           1995            1994            1993              1992
--------------------------------------------------------------------------------------------------------------------------------
Per Accumulation Unit Data:
--------------------------------------------------------------------------------------------------------------------------------
  Investment income                 $.848          $.751          $.727          $.687            $ .487             $.493
--------------------------------------------------------------------------------------------------------------------------------
  Expenses*                          .205           .167           .157           .134              .103              .109
--------------------------------------------------------------------------------------------------------------------------------
  Investment income-net              .643           .584           .570           .553              .384              .384
--------------------------------------------------------------------------------------------------------------------------------
Net realized and                    8.650
  unrealized gain (loss)
  on total investments                              7.138          6.618          (.719)           9.021             .274
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in Accumulation Unit
  Value:                            9.293           7.722          7.188          (.166)           9.405             .658
--------------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value:
--------------------------------------------------------------------------------------------------------------------------------
  Beginning of period              50.680          42.958         35.770          35.936          26.531            25.873
--------------------------------------------------------------------------------------------------------------------------------
  End of Period                   $59.973         $50.680        $42.958        $35.770          $35.936           $26.531
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net
Assets:
---------------------------------------------------------------------------------------------------------------------------------
  Expenses                          0.38%           0.37%          0.40%          0.41%            0.45%             0.37%
---------------------------------------------------------------------------------------------------------------------------------
  Investment income-net             1.19%           1.28%          1.47%          1.71%            1.67%             1.31%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate            98.70%          88.84%         67.50%          51.63%          16.75%            11.71%
---------------------------------------------------------------------------------------------------------------------------------
Thousands of Accumulation
Units outstanding at end
of period                          84,645          80,016         70,163          70,700          36,796             8,277
---------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================

*Includes all expenses charged as a deduction from investment income. As noted above on page , some brokerage commissions paid by CREF have been used to reduce expenses.

                                                                    Growth Account
                                                                                                April 29
                                                                        For the               (date of SEC
                                                                      Years Ended           registration) to
                                                                      December 31              December 31

=================================================================================================================
                                            1997               1996                1995              1994
-----------------------------------------------------------------------------------------------------------------
Per Accumulation Unit Data:
-----------------------------------------------------------------------------------------------------------------
  Investment Income                        $.527               $.484              $.417              $.356
-----------------------------------------------------------------------------------------------------------------
  Expenses*                                 .155                .119               .114              .077
-----------------------------------------------------------------------------------------------------------------
  Investment Income-net                     .372                .365               .303              .279
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized                                  8.638              8.891              .886
  gain (loss) on investments               12.219
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in                                     9.003              9.194              1.165
   Accumulation Unit Value                 12.591
-----------------------------------------------------------------------------------------------------------------
Accumulation Unit Value:
-----------------------------------------------------------------------------------------------------------------
  Beginning of period                      44.313             35.310              26.116            24.951
-----------------------------------------------------------------------------------------------------------------
  End of period                           $56.904            $44.313             $35.310            $26,116
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------
  Expenses                                  0.34%              0.35%               0.43%             0.30%
-----------------------------------------------------------------------------------------------------------------
  Investment income-net                     0.82%              1.07%               1.13%             1.09%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    53.27%             38.51%              24.42%            11.51%
-----------------------------------------------------------------------------------------------------------------
Thousands of Accumulation                  80,370             53,201              32,375            10,446
Units outstanding at end of
year
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================

                                                                      Equity Index Account

                                                                                                       April 29
                                                                             For the                 (date of SEC
                                                                           Years Ended             registration) to
                                                                           December 31                December 31

===========================================================================================================
                                            1997             1996              1995             1994
-----------------------------------------------------------------------------------------------------------
Per Accumulation Unit Data:
-----------------------------------------------------------------------------------------------------------
  Investment Income                         $.826            $.773            $.755            $ .504
-----------------------------------------------------------------------------------------------------------
  Expenses*                                  .141             .106             .100             .070
-----------------------------------------------------------------------------------------------------------
  Investment Income-net                      .685             .667             .655             .434
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized              12.672            6.936            8.703             .401
  gain (loss) on investments
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in                 13.357            7.603            9.358             .835
   Accumulation Unit Value
-----------------------------------------------------------------------------------------------------------
Accumulation Unit Value:
-----------------------------------------------------------------------------------------------------------
  Beginning of period                      42.834           35.231            25.873           25.038
-----------------------------------------------------------------------------------------------------------
  End of period                            $56.191          $42.834          $35.231          $25.873
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------
  Expenses                                  0.30%            0.30%            0.34%            0.26%
-----------------------------------------------------------------------------------------------------------
  Investment income-net                     1.47%            1.87%            2.22%            1.65%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     3.50%            7.85%            8.31%            1.30%
-----------------------------------------------------------------------------------------------------------
Thousands of Accumulation                  35,368           20,725            10,911           2,716
Units outstanding at end of
year
-----------------------------------------------------------------------------------------------------------

===========================================================================================================

* Includes all expenses charged as a deduction from investment income. As noted above on page , some brokerage commissions paid by CREF have been used to reduce expenses.

                                   Bond Market
                                     Account




                                     For the
                                   Years Ended
                                   December 31

========================================================================================================
                                       1997             1996             1995             1994
--------------------------------------------------------------------------------------------------------
Per Accumulation Unit Data:
--------------------------------------------------------------------------------------------------------
  Investment income                   $3.081            $3.039           $2.863           $2.502
--------------------------------------------------------------------------------------------------------
  Expenses*                             .134              .126             .123             .108
--------------------------------------------------------------------------------------------------------
  Investment income-net                2.947             2.913            2.740            2.394
--------------------------------------------------------------------------------------------------------
Net realized and
  unrealized gain (loss)
  on total investments                 1.266            (1.600)           3.722           (3.897)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in Accumulation Unit
  Value                                4.213             1.313            6.462           (1.503)
--------------------------------------------------------------------------------------------------------
Accumulation Unit Value:
--------------------------------------------------------------------------------------------------------
  Beginning of period                 44.002            42.689           36.227           37.730
--------------------------------------------------------------------------------------------------------
  End of Period                      $48.215           $44.002          $42.689          $36.227
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------------------
  Expenses                             0.29%              .30%            0.31%            0.29%
--------------------------------------------------------------------------------------------------------
  Investment income-net                6.44%             6.86%            6.93%            6.54%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate              398.77%           145.27%          185.11%          161.46%
--------------------------------------------------------------------------------------------------------
Thousands of Accumulation
Units outstanding at end
of period                             31,654           22,611           19,522           14,939
--------------------------------------------------------------------------------------------------------

========================================================================================================

                                                                 March 1,
                                                                 (date of
                                                              inception) to
                                                               December 31
===============================================================================================
                                        1993            1992           1991          1990
-----------------------------------------------------------------------------------------------
Per Accumulation Unit Data:
-----------------------------------------------------------------------------------------------
  Investment income                    $2.348        $ 2.287        $ 2.270        $ 1.844
-----------------------------------------------------------------------------------------------
  Expenses*                              .103           .093            .096          .084
-----------------------------------------------------------------------------------------------
  Investment income-net                 2.245          2.194          2.174          1.760
-----------------------------------------------------------------------------------------------
Net realized and
  unrealized gain (loss)
  on total investments                  1.606           .056          2.247           .448
-----------------------------------------------------------------------------------------------
Net increase (decrease)
  in Accumulation Unit
  Value                                 3.851          2.250          4.421          2.208
-----------------------------------------------------------------------------------------------
Accumulation Unit Value:
-----------------------------------------------------------------------------------------------
  Beginning of period                  33.879         31.629         27.208         25.000
-----------------------------------------------------------------------------------------------
  End of Period                       $37.730        $33.879        $31.629        $27.208
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------
  Expenses                              0.28%          0.29%          0.34%          0.33%
-----------------------------------------------------------------------------------------------
  Investment income-net                 6.18%          6.78%          7.61%          7.05%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate               139.55%        217.89%        124.62%         50.64%
-----------------------------------------------------------------------------------------------
Thousands of Accumulation
Units outstanding at end
of period                              14,698         13,583          10,658         4,395
-----------------------------------------------------------------------------------------------

===============================================================================================

* Includes all expenses charged as a deduction from investment income. As noted above on page , some brokerage commissions paid by CREF have been used to reduce expenses.

          Inflation-Linked Bond Account

                                May 1 (date of SEC
                                registration) to
                                December 31


==================================================
                                       1997
--------------------------------------------------
Per Accumulation Unit Data:
--------------------------------------------------
  Investment income                  $1.031
--------------------------------------------------
  Expenses*                            .067
--------------------------------------------------
  Investment income-net                .964
--------------------------------------------------
Net realized and
  unrealized gain (loss)
  on total investments                 .154
--------------------------------------------------
Net increase (decrease)
  in Accumulation Unit
  Value                               1.118
--------------------------------------------------
Accumulation Unit Value:
--------------------------------------------------
  Beginning of period                25.000
--------------------------------------------------
  End of Period                     $26.118
--------------------------------------------------
Ratios to Average Net Assets:
--------------------------------------------------
  Expenses                            0.25%
--------------------------------------------------
  Investment income-net               3.60%
--------------------------------------------------
Portfolio turnover rate              63.56%
--------------------------------------------------
Thousands of Accumulation
Units outstanding at end
of period                             3.626
--------------------------------------------------


==================================================

* Includes all expenses charged as a deduction from investment income. As noted above on page , some brokerage commissions paid by CREF have been used to reduce expenses.

                                  Social Choice
                                     Account


                                                                 For the
                                                               Years Ended
                                                               December 31
===============================================================================
                                      1997            1996            1995
-------------------------------------------------------------------------------
Per Accumulation Unit Data:
-------------------------------------------------------------------------------
  Investment income                  $2.396          $2.068          $1.832
-------------------------------------------------------------------------------
  Expenses*                            .193            .158            .144
-------------------------------------------------------------------------------
  Investment income-net               2.203           1.910           1.688
-------------------------------------------------------------------------------
Net realized and                                      5.968
  unrealized gain (loss)
  on total investments               12.223                           9.863
-------------------------------------------------------------------------------
Net increase (decrease)                               7.878
  in Accumulation Unit
  Value:                             14.426                          11.551
-------------------------------------------------------------------------------
Accumulation Unit Value:
-------------------------------------------------------------------------------
  Beginning of period                58.590          50.712          39.161
-------------------------------------------------------------------------------
  End of Period                     $73.016         $58.590         $50.712
-------------------------------------------------------------------------------
Ratios to Average Net
Assets:
-------------------------------------------------------------------------------
  Expenses                            0.30%           0.30%           0.32%
-------------------------------------------------------------------------------
  Investment income-net               3.37%           3.58%           3.75%
-------------------------------------------------------------------------------
Portfolio turnover rate              91.87%          40.93%          52.65%
-------------------------------------------------------------------------------
Thousands of Accumulation
Units outstanding at end
of period                            30,554          25,841          22,196
-------------------------------------------------------------------------------

===============================================================================

                                                                                    March 1
                                                                                     (date of
                                                                                   inception) to
                                                                                    December 31
===============================================================================================================
                                     1994            1993            1992           1991            1990
---------------------------------------------------------------------------------------------------------------
Per Accumulation Unit Data:
---------------------------------------------------------------------------------------------------------------
  Investment income                $ 1.621        $ 1.452          $ 1.363         $ 1.432         $ 1.224
---------------------------------------------------------------------------------------------------------------
  Expenses*                           .125           .117             .105            .102            .097
---------------------------------------------------------------------------------------------------------------
  Investment income-net              1.496          1.335            1.258           1.330           1.127
---------------------------------------------------------------------------------------------------------------
Net realized and
  unrealized gain (loss)
  on total investments              (2.015)         2.082            2.367           5.237           (.056)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in Accumulation Unit
  Value:                             (.519)         3.417            3.625           6.567           1.071
---------------------------------------------------------------------------------------------------------------
Accumulation Unit Value:
---------------------------------------------------------------------------------------------------------------
  Beginning of period               39.680         36.263           32.638          26.071          25.000
---------------------------------------------------------------------------------------------------------------
  End of Period                    $39.161        $39.680          $36.263         $32.638         $26.071
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net
Assets:
---------------------------------------------------------------------------------------------------------------
  Expenses                           0.32%           0.31%           0.33%           0.36%           0.38%
---------------------------------------------------------------------------------------------------------------
  Investment income-net              3.80%           3.52%           3.88%           4.69%           4.39%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate             49.06%          39.85%          77.48%          46.41%          22.83%
---------------------------------------------------------------------------------------------------------------
Thousands of Accumulation
Units outstanding at end
of period                           18,302          16,790           9,224           4,929           2,311
---------------------------------------------------------------------------------------------------------------

===============================================================================================================
*Includes all expenses charged as a deduction from investment income. As noted
 above on page , some brokerage commissions paid by CREF have been used to reduce expenses.

                                  Money Market
                                     Account

                                                                                                              For the
                                                                                                            Years Ended
                                                                                                            December 31
==========================================================================================================================
                                          1997           1996            1995          1994          1993          1992
--------------------------------------------------------------------------------------------------------------------------
Per Accumulation Unit Data:
--------------------------------------------------------------------------------------------------------------------------
 Investment income                       $.953           $.880           $.910         $.631         $.464         $.539
--------------------------------------------------------------------------------------------------------------------------
 Expenses*                                .046            .049            .048          .041          .039          .036
--------------------------------------------------------------------------------------------------------------------------
 Investment income--net                   .907            .831            .862          .590          .425          .503
--------------------------------------------------------------------------------------------------------------------------
 Net realized and
unrealized gain (loss) on
total investments                         .001           (.003)           .009         (.012)        (.002)        (.009)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
Accumulation
 Unit Value:                              .908            .828            .871          .578          .423          .494
--------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value:
--------------------------------------------------------------------------------------------------------------------------
 Beginning of period                    16.494          15.666          14.795        14.217        13.794        13.300
--------------------------------------------------------------------------------------------------------------------------
 End of Period                         $17.402         $16.494         $15.666       $14.795       $14.217       $13.794
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average
--------------------------------------------------------------------------------------------------------------------------
 Net Assets:
--------------------------------------------------------------------------------------------------------------------------
 Expenses                                0.27%            .30%           0.32%         0.28%         0.27%         0.26%
--------------------------------------------------------------------------------------------------------------------------
 Investment income--net                  5.35%           5.16%           5.64%         4.03%         3.02%         3.70%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   n/a             n/a            n/a            n/a           n/a           n/a
--------------------------------------------------------------------------------------------------------------------------
Thousands of Accumulation
 Units outstanding at end of
period                                  233,116         218,292        193,181        183,135       174,073       184,768
--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
                                                          April 1
                                                         (date of
                                                       inception) to
                                                        December 31
===============================================================================================
                                          1991          1990          1989           1988
-----------------------------------------------------------------------------------------------
Per Accumulation Unit Data:
-----------------------------------------------------------------------------------------------
 Investment income                       $.808         $.994        $1.022         $ .595
-----------------------------------------------------------------------------------------------
 Expenses*                                .039          .037          .032           .021
-----------------------------------------------------------------------------------------------
 Investment income--net                   .769          .957          .990           .574
-----------------------------------------------------------------------------------------------
 Net realized and
unrealized gain (loss) on
total investments                         .013         (.003)          --            --
-----------------------------------------------------------------------------------------------
Net increase (decrease) in
Accumulation
 Unit Value:                              .782          .954          .990           .574
-----------------------------------------------------------------------------------------------
Accumulation Unit Value:
-----------------------------------------------------------------------------------------------
 Beginning of period                    12.518        11.564        10.574         10.000
-----------------------------------------------------------------------------------------------
 End of Period                         $13.300       $12.518       $11.564        $10.574
-----------------------------------------------------------------------------------------------
Ratios to Average
-----------------------------------------------------------------------------------------------
 Net Assets:
-----------------------------------------------------------------------------------------------
 Expenses                                0.30%         0.30%         0.30%          0.23%
-----------------------------------------------------------------------------------------------
 Investment income--net                  5.95%         7.92%         8.90%          5.94%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                   n/a           n/a           n/a            n/a
-----------------------------------------------------------------------------------------------
Thousands of Accumulation
 Units outstanding at end of
 period                                 207,368        230,184       163,314        85,355
-----------------------------------------------------------------------------------------------

===============================================================================================
*  Includes all expenses charged as a deduction from investment income. As noted
   above on page , some brokerage commissions paid by CREF have been used to reduce expenses.

THE COLLEGE RETIREMENT EQUITIES FUND


HISTORY


CREF is a nonprofit membership corporation established in New York State on March 18, 1952. Its headquarters are at 730 Third Avenue, New York, New York 10017; there are also regional offices in Atlanta, Boston, Chicago, Dallas, Denver, Detroit, New York, Philadelphia, San Francisco, and Washington, D.C., and a service center in Denver. CREF, the first company in the United States to issue a variable annuity, is the companion organization of Teachers Insurance and Annuity Association of America (TIAA). TIAA was founded in 1918 by the Carnegie Foundation for the Advancement of Teaching. It offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. It also offers a variable annuity funded by a separate account that invests in real estate (the Real Estate Account). Together, CREF and TIAA form the principal retirement system for the nation's education and research communities and the largest retirement system in the world, based on assets under management. TIAA-CREF serves approximately ___ million people at about institutions. As of December 31, 1997, CREF's assets were approximately $ billion; the combined assets for CREF and TIAA totalled approximately $ billion.

CREF is unlike most other companies that offer variable annuities. Usually variable annuities are issued by insurance companies through segregated asset accounts called "separate accounts." The insurance company performs administration and other services for the separate account and, for a fee, assumes certain mortality and expense risks. In contrast, CREF is legally independent from TIAA. Even though virtually all employers use both CREF and TIAA to fund their retirement plans, TIAA assumes no mortality and expense risks for CREF. Investment advisory, distribution, and administrative services are provided for CREF under agreements with two nonprofit subsidiaries of TIAA. A separate account of TIAA also issues a variable annuity that accepts after-tax dollars.


OPERATION


CREF is an "open-end" diversified management investment company which issues variable annuity certificates to residents of all fifty states, the District of Columbia, Puerto Rico, U.S. territories, and foreign countries. CREF is registered with the SEC under the Investment Company Act of 1940, as amended (the 1940 Act), although registration doesn't entail SEC supervision of our management and investment practices. CREF is also subject to the Not-For-Profit Corporation Law of New York State and to regulation of the New York State Insurance Department and insurance departments in several other jurisdictions (see SAI).

CREF is governed by its Board of Trustees and, to the limited extent explained on page , by a Board of Overseers.

CREF currently has eight different investment accounts. All assets of the accounts belong to CREF. Each account's income, investment gains, and investment losses are credited to or charged against that account alone, not to any of the other accounts.

ADDING, CLOSING, OR SUBSTITUTING ACCOUNTS; SUSPENDING PREMIUMS


Subject to applicable laws, CREF can add or close accounts; substitute one account for another; combine accounts; discontinue an account as a vehicle for paying annuity income; suspend the acceptance of premiums and/or transfers into an account (e.g., we may stop accepting premiums and/or transfers into the Inflation- Linked Bond Account when there aren't enough inflation-indexed bonds available); or restrict whether and how CREF offers any account under an employer's retirement plan. CREF can also make any changes required by the Internal Revenue Code or the 1940 Act. CREF can make some changes at its discretion, subject to SEC approval as required. Unless required under the 1940 Act or by the IRC, CREF won't close, substitute for, or stop accepting premiums and/or transfers into the Stock and Money Market Accounts.


If an account is closed or discontinued for premiums or annuity income or we stop accepting premiums into an account, we'll notify affected participants and request that they transfer their accumulations or annuity income and/or reallocate their premiums (as applicable). If you're notified of such a change and don't respond with reallocation or transfer instructions within the requested time period, we'll place any premiums, accumulations or annuity income affected in the CREF Money Market Account.

INVESTMENT PRACTICES AND RISK CONSIDERATIONS OF THE ACCOUNTS


Because our main goal is to provide retirement benefits, CREF's general perspective is long-term, and the Accounts, as a whole, avoid both extreme conservatism and high risk in investing.


Each CREF account has its own investment objective and policies. The accounts won't have the same investment results or market and financial risks. For more, see the SAI at pages B- through B-

The accounts are subject to the following types of risks:

* Market risk - price volatility due to changing conditions in the financial markets and, particularly for bonds and other debt securities, changes in overall interest rates.

* Financial risk - for stocks or other equity securities, the possibility that current earnings will fall or that overall financial soundness will decline, which means that the security can lose its value. For bonds and other debt securities, the possibility the issuer won't be able to pay principal and interest when due; and

* Current income volatility - how much and how quickly overall interest rate changes affect current income from an investment.


No account's investment objective can be changed without approval by a majority of its outstanding voting securities (see page ). CREF can change investment policies (that is, the methods used to pursue the objectives) without such approval. Of course, there is no guarantee that any CREF account will meet its investment objective.


The managers of the CREF accounts may also manage the assets of TIAA Separate Account VA-1, TIAA-CREF Mutual Funds or other clients, on behalf of another affiliated investment advisor. Investment decisions for the CREF accounts and any other client whose assets the managers of the CREF accounts may manage are made independently. Sometimes, however, managers may decide either to buy or sell for more than one CREF account or any other affiliated investment company or client a particular security at the same time. If so, investment opportunities are allocated equitably - a procedure that can have an adverse effect on the size of the position each CREF account buys or sells, as well as the price paid or received for it.


Expense deductions are at cost and we expect they'll be relatively low.


THE EQUITY ACCOUNTS


THE STOCK ACCOUNT

The Stock Account's investment objective is a favorable long-term rate of return through capital appreciation and investment income by investing primarily in a broadly diversified portfolio of common stocks.

INVESTMENT MIX


DOMESTIC STOCKS. The Stock Account divides its portfolio into segments -- one of which is designed to track U.S. equity markets as a whole. To diversify and control volatility, the Stock Account invests this segment in the stocks that make up the Russell 3000(R) index. The Russell 3000 is an index of the stocks of the 3000 largest U.S. companies traded on the New York Stock Exchange, other U.S. exchanges, and over-the-counter (i.e., stocks such as those listed on the NASDAQ system). Each stock in the index is weighted by its relative market value. The Stock Account doesn't invest in all 3000 stocks in the Russell 3000 index. Rather, we use a sampling approach to ensure that this segment of the account closely matches the overall investment characteristics (for example, yield and industry weight) of the index. This means that a company can remain in this segment of the Stock Account even if it performs poorly, unless the company is removed from the Russell 3000. This segment also uses proprietary quantitative valuation and trading techniques to attempt to slightly outperform the Russell 3000 index. For more on the Frank Russell Company, see "The Equity Index Account--The Russell 3000 Index," page .


Another segment of the account contains stocks selected individually for their investment potential.


FOREIGN SECURITIES. The account invests in foreign stocks and other equity securities, fixed-income securities, and money-market instruments traded on foreign exchanges, in other foreign securities markets, or privately placed. At year's end 1997, this segment was % of the portfolio. The authorized level may change. Foreign securities entail different types and levels of risk than a strictly domestic portfolio. For more information, see page .

As of December 31, 1997, net assets of the Stock Account were over $ billion, and the portfolio was invested as follows:


                      TYPE OF SECURITIES AND PERCENTAGE OF
               TOTAL MARKET VALUE OF THE STOCK ACCOUNT'S PORTFOLIO
               ---------------------------------------------------
                                 SECURITIES
         SECURITIES             SELECTED FOR
    REPRESENTATIVE OF THE     THEIR INVESTMENT                                     SHORT-TERM
     U.S. EQUITY MARKET           POTENTIAL           FOREIGN SECURITIES     (DOMESTIC AND FOREIGN)
    ---------------------     ----------------        ------------------     ----------------------


              %                       %                        %                        %


Investment percentages can vary considerably among portfolio categories.

Because it's so large, the Stock Account entails both special opportunities and special risks. The blocks of a given security that we're buying may be very large compared to its trading volume, so we may find it difficult to quickly establish the positions called for by our investment decisions. For the same reason, we may find that attempting to sell large blocks of a particular security can lower its price. As a result, we may not be able to adjust the Stock Account portfolio as quickly as we might desire.


On the other hand, the size of the Stock Account lets us keep up relationships with many brokers, taking advantage of competition among them to get good transaction terms. We often pursue economies of scale, buying or selling large amounts of securities in single transactions. As a result, the Stock Account can benefit from reduced brokerage commissions and better purchase or sales prices than smaller investors usually get.

THE GLOBAL EQUITIES ACCOUNT


The account's investment objective is favorable long-term rate of return through capital appreciation and income from a broadly diversified portfolio that consists primarily of foreign and domestic common stocks.


INVESTMENT MIX

The account will invest at least 65 percent of its assets in equity securities of foreign and domestic companies.


The account will usually have at least 40 percent of its assets invested in foreign securities and at least 25 percent in domestic securities, with the balance of its assets being distributed between foreign and domestic as we deem appropriate. However, this is not a fundamental investment policy, and these percentages may vary from time to time depending on market conditions. The account allocates investments to particular countries or regions based on our evaluation of various factors, such as the relative attractiveness of particular markets at specific times, and the size of a country's or region's equity markets as compared to the value of the global equity markets as a whole. Consistent with industry practice for global accounts, this account will be invested in at least three different countries, one of which will be the U.S. Normally, however, the account will be more broadly diversified.

The account can invest in companies of any size, although investing in smaller less established ones ordinarily involves more risk. The account's portfolio may be divided into segments -- some designed to track foreign or domestic markets, others containing stocks selected individually for their investment potential.


MANAGING CURRENCY RISK


Changing exchange rates can increase or decrease the value of securities denominated in foreign currencies, and this may affect the account's performance. For more details, see "Other Investments--Equity Accounts," page , "Currency Transaction," page , and the SAI.


SPECIAL RISKS OF FOREIGN INVESTMENTS


There are special risks associated with foreign investing such as the possibility of political and social instability, changing exchange rates, foreign government regulation, and market conditions that differ from those in the U.S. See "Other Investment Issues and Risk Considerations--Foreign Investments," page .


THE GROWTH ACCOUNT

The Growth Account's investment objective is favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

INVESTMENT MIX


The Growth Account invests in companies of all sizes including those in new and emerging areas of the economy and those with distinctive products or promising market conditions. The account is intended for people who can tolerate greater risk and fluctuation in the value of their funds in exchange for the potential of higher returns over time.


Ordinarily, the account will keep at least 80 percent of its assets in common stocks and other securities with equity characteristics. The account's portfolio may be divided into segments -- some containing stocks selected individually for their investment potential, and others designed to track the growth sector of the market generally. We choose individual investments based on a company's prospects under current or forecasted economic, financial, and market conditions. We look for companies we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets or growth prospects. The Growth Account can also invest in large, well-known, established companies, particularly when we believe they have new or innovative products, services, or processes that enhance future earnings prospects. We also look for companies in new and emerging areas of the economy, and for smaller, less-seasoned companies with above-average growth potential. The account can also invest in companies in order to benefit from prospective acquisitions, reorganizations or corporate restructurings or other special situations.


The Growth Account can buy foreign securities and other instruments if we believe they have superior investment potential. Depending on investment opportunities, the account may have as little as none of its assets in foreign securities or as much as 40 percent. Foreign securities have risks that differ from those of domestic securities. See "Other Investment Issues and Risk Considerations - Foreign Investments " page and the SAI.

SPECIAL RISK CONSIDERATIONS

The Growth Account may have investment risks not present in other CREF accounts. For example, the Growth Account may have a significant exposure to stocks of smaller, lesser-known companies, which often depend on narrow product lines, may have limited track records, may lack depth of management, and may have thinly-traded securities. As a result, prices of small company stocks may fluctuate more than larger company stocks. In addition, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Growth Account will probably be more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any period.

THE EQUITY INDEX ACCOUNT

The Equity Index Account's investment objective is a favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

INVESTMENT MIX

The Equity Index Account attempts to track the U.S. stock market as a whole by investing substantially all of its assets in stocks included in the Russell 3000(R) Index. The Account doesn't try to match the Russell 3000 precisely by holding all 3,000 stocks. Rather, we use a sampling to try to emulate the index's overall investment characteristics. The portfolio won't be managed in the traditional sense of picking individual securities based on economic, financial, and market analysis. This means that a company can remain in the Equity Index Account even if it performs poorly, unless the company is removed from the Russell 3000.

We expect that when the overall U.S. stock market is rising, the account's unit value will rise, while in periods of market decline, the account's unit value will likewise decline. The account's performance won't match the performance of the Index precisely but is likely to track the Russell 3000 Index closely. Since the Index's returns aren't reduced by operating or investment expenses, the account's ability to match the Index will be adversely affected by the costs of buying and selling stocks and other expenses. However, we expect expenses to be low compared to an actively managed stock account.

Using the Russell 3000 as the measure of the U.S. equity market isn't fundamental to the account's objective or investment policies, and CREF's Board of Trustees can substitute another index without participant approval. We'll notify you before we change the account's target index.

The account can also hold other instruments whose return depends on stock market prices. While these instruments would attempt to match the total return of the Russell 3000, they might not in all cases. See "Other Investments--Equity Accounts" below.


THE RUSSELL 3000 INDEX


The Russell 3000 is an index of the 3,000 largest publicly traded U.S. corporations, as determined by the value of their outstanding stock. Russell 3000 companies represent about 98% of the total market capitalization of the publicly-traded U.S. equity market. The market capitalization of individual companies in the Russell 3000 ranged from $ million to $ billion with an average of $ billion as of December 31, 1997.

Frank Russell Company includes stocks in the Index solely on their market capitalization and weights them by relative market value. Frank Russell Company can change stocks and their weightings in the Index. We'll adjust the Equity Index Account's portfolio to reflect these changes as appropriate.

The Russell 3000 is a trademark and a service mark of the Frank Russell Company. No CREF account is promoted, sponsored, endorsed or sold by or affiliated with the Frank Russell Company. A stock's presence in the Russell 3000 doesn't mean that Frank Russell Company believes that it's an attractive investment. The Frank Russell Company isn't responsible for any literature about any CREF account, and makes no representations or warranties about its content.

OTHER INVESTMENTS - EQUITY ACCOUNTS

The equity accounts can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts. Pending more permanent investments or to use cash balances effectively, the accounts can hold the same types of money market instruments the Money Market Account invests in (see page ), as well as other short-term instruments.

The equity accounts can also hold fixed income securities that they acquire because of mergers, recapitalizations or otherwise. When market conditions warrant, the accounts can also invest in debt securities which may include debt securities whose prices or interest rates are linked to the return of a stock market index. These investments will be similar to those authorized for the Bond Market Account (see page ).

The equity accounts can buy and sell options ("puts" and "calls"), futures contracts and options on futures to the extent permitted by the New York State Insurance Department, the SEC and the Commodity Futures Trading Commission. They can also buy and sell stock index futures contracts. We intend to use options and futures primarily as hedging techniques or for cash management, not for speculation, but they involve special considerations and risks nonetheless.

We trade options or futures only as permitted by applicable regulatory authorities. To manage currency risk, the equity accounts can enter into forward currency contracts; buy or sell options and futures on foreign currencies, and buy securities indexed to foreign currencies. For more, see "Other Investment Issues and Risk Considerations -- Currency Transactions," page
   .

The equity accounts can also invest in newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with an account's investment objectives and restrictions. (See the SAI.)


THE FIXED--INCOME ACCOUNTS



THE BOND MARKET ACCOUNT

The Bond Market Account's investment objective is a favorable long-term rate of return, primarily through high current income consistent with preserving capital. The account invests primarily in a broad range of investment-grade, fixed-income securities, such as bonds, notes, and money-market instruments.

Ordinarily fixed-income securities are interest-rate sensitive, except those with floating or variable rates. That means their market value will tend to rise when interest rates fall, and fall when interest rates rise. The market price of securities with longer maturities tends to be more volatile.


INVESTMENT MIX


The account's assets are primarily (at least 85%) in bonds and other fixed-income instruments. Investments can include:

* securities issued or guaranteed by the U.S. government or its agencies and instrumentalities;

* publicly traded investment-grade corporate securities (those rated Baa3 or better by Moody's Investors Service, Inc. or BBB-- or better by Standard & Poor's);

* mortgage-backed securities including obligations of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), and similar federal agencies or government-sponsored enterprises;

* other high-quality mortgage-related or asset-backed securities rated Baa3 or better by Moody's or BBB-- or better by S&P, or if not rated, determined to be of equivalent investment quality;

*        other asset-backed securities unrelated to mortgages;

* bonds, notes, commercial paper, and other debt securities issued by foreign governments, agencies, corporations, and banks up to 15% of the account's assets (the authorized level may change); or

* lower rated securities which mean those rated Ba1 or lower by Moody's and BB+ and lower by S & P, as well as unrated securities of similar quality (we don't intend to invest more than 20 percent of the account's assets in these securities and at year end 1997, these "high yield or junk" securities were % of the account's portfolio).

See the appendix, page , and the SAI for an explanation of what the bond ratings mean. The investments in mortgage-related securities may be subject to the risk of early repayment of principal (see SAI).


In general, lower-rated bonds offer higher returns but also entail higher risks. The issuer of lower-rated bonds may be less creditworthy or have a higher risk of insolvency, especially during economic downturns. Small changes in the issuer's creditworthiness can have more impact on the price of its lower-rated bonds than comparable changes would for investment-grade bonds. In addition, lower-rated bonds may be harder to trade, hence to value or dispose of, which could disrupt the market for lower-rated bonds. Rising interest rates could lower the securities' value, and the prices of lower-rated bonds can be more volatile than those of higher-quality securities.


These risks can also apply to the lower levels of "investment grade" securities, too -- for example, Moody's Baa and S&P's BBB. Moreover, securities originally rated "investment grade" are sometimes downgraded later if a ratings service believes the issuer's business outlook or creditworthiness has deteriorated. If that happens to a security in the Bond Market Account portfolio, it may or may not be sold, depending on our analysis of the issuer's prospects. We don't rely exclusively on credit ratings when making investment decisions because they alone may not be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own credit analysis, paying particular attention to interest rate trends and other market events (see SAI).


THE INFLATION-LINKED BOND ACCOUNT


The Inflation-Linked Bond Account's investment objective is a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds -- fixed-income securities whose returns are designed to track a specified inflation index over the life of the bond.

Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond's principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a "real" rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate which is lower than conventional bonds of comparable maturity and quality, but are expected to retain their value against inflation over time.


INVESTMENT MIX


The account will invest primarily in inflation-indexed bonds issued or guaranteed by the U.S. government, or its agencies and instrumentalities, and in other inflation-indexed securities issued by corporations and foreign governments, as well as money market instruments and other short-term securities.

U.S. TREASURY INFLATION-INDEXED SECURITIES (TIIS)

In January 1997, the United States Department of the Treasury issued for the first time a new type of bond designed to provide returns linked to the inflation rate--Treasury Inflation-Indexed Securities (TIIS).

The principal amount of a TIIS bond is periodically adjusted for inflation using the Consumer Price Index for All Urban Consumers (CPI-U), and interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation. For an example of how principal and interest is calculated, see the SAI.

The principal amount of a TIIS investment can go down in times of negative inflation; however, the U.S. Treasury guarantees that the final principal payment at maturity will not be less than the original principal amount of the bond. Other inflation-indexed securities may not provide a similar guarantee. The inflation-adjusted principal value of TIIS will be calculated using CPI-U data that is approximately three months old.

The interest and principal components of the bonds may be "stripped" or sold separately. The account can buy or sell either component.


OTHER INFLATION-INDEXED SECURITIES


The account can invest in inflation-indexed bonds issued or guaranteed by foreign governments, or their agencies and instrumentalities, as well as other foreign issuers. These investments may be denominated in U.S. dollars, foreign currencies or other units of account, and are originally designed to track the inflation rate in the issuing country. For more information on foreign inflation-indexed bonds, see SAI. We don't expect the account's investments in foreign inflation-indexed bonds to be more than 25% of the account's assets, although the authorized level may change. Foreign investments can involve special risks (see page ).

The account may also invest in inflation-indexed bonds issued or guaranteed by agencies or instrumentalities of the U.S. government and in corporate (non-governmental) or other inflation-indexed securities of U.S.-domiciled issuers. Because these types of investments are new, we can't predict when or if they will be widely available for purchase, nor whether there will be an active secondary market for these securities.

SPECIAL CONSIDERATIONS


Because the investments in the account, are "marked-to-market" daily and because market values will fluctuate, the account could lose money on its investments. Its total return would then not actually track inflation every year. Market values of inflation-indexed securities can go up or down due to changes in the market's inflation expectations or in real rates of interest (i.e., the component of interest rates not attributable to anticipated inflation rates). For example, supply and demand shifts in the marketplace could affect the value of inflation-linked securities. If inflation were to rise faster than reflected in conventional bond interest rates, real rates might decline. This would make the market value of inflation-indexed bonds go up. In contrast, if nominal rates increase faster than inflation, real interest rates might increase, leading to a decrease in inflation-indexed bond values. We can't predict how volatile market values of inflation-linked securities will be. However, we believe they'll be less volatile over the long-term than conventional bonds and equities.

It has also been suggested that the CPI-U does not accurately reflect the true rate of inflation, and that the index should therefore be changed or an entirely new index devised. It's unclear whether the U.S. Treasury would adopt any revised or new index for TIIS investments. If the market perceives that the adjustment index used by TIIS does not accurately reflect inflation, the market value of those bonds could be adversely affected.

Participants who choose to receive annuity income through this account should be aware that their income might not keep pace with inflation precisely, particularly if the average stated interest rate on the account's inflation-indexed bonds is below about 4.5%. (See page of the SAI for the formula we use to calculate annuity benefits.)

OTHER INVESTMENTS--THE FIXED--INCOME ACCOUNTS

The Bond Market and Inflation-Linked Bond Accounts can hold the same kind of money market and other short-term instruments and debt securities as the Money Market Account, as well as other kinds of short-term instruments. They can also hold preferred stock and common stock obtained as a result of conversion of bonds, exercise of warrants etc.

To manage currency risk, they can also buy and sell options, futures contracts and options on futures (including options and futures on foreign currencies). They can also enter into forward currency contracts and buy and sell securities indexed to foreign currencies.

The Inflation-Linked Bond Account can also hold the same kind of fixed-income securities as the Bond Market Account. These securities will usually be investment grade. However, the Account can invest up to 5% of its assets in fixed-income instruments that are rated below investment grade, or in unrated securities of similar quality.


THE SOCIAL CHOICE ACCOUNT


The Social Choice Account's investment objective is a favorable long-term rate of return that reflects the investment performance of the financial markets while giving special consideration to certain social criteria. The portfolio is a diversified set of stocks and other equity securities; bonds and other fixed-income securities; and money market instruments and other short-term debt instruments. The account invests only in companies that are suitable from a financial perspective and whose activities are consistent with the account's social criteria.


CURRENT SOCIAL CRITERIA


The social criteria the account takes into consideration are non-fundamental investment policies. They can change without the approval of the account's participants.

At present, the account won't invest if the issuer:


(1) Engages in activities that result or are likely to result in significant damage to the natural environment;

(2) Has a significant portion of its business in weapons manufacturing;

(3) Produces and markets alcoholic beverages or tobacco products;

(4)      Produces nuclear energy; or

(5) Has operations in Northern Ireland and has not (a) adopted the MacBride Principles (a fair employment code for U.S. firms operating in Northern Ireland and concerned with preventing religious discrimination in employment); or (b) operated consistently with such principles and in compliance with the Fair Employment (Northern Ireland) Act of 1989.

For the second and third criteria, we assess the issuer to decide whether the activity is a "significant" part of its business -- basing our decision on, for example, how large an operation the activity involves or how much revenue it brings in.

The Finance and Corporate Governance and Social Responsibility Committees of the Board of Trustees provide overall guidance in deciding whether investments meet the social criteria. To do that, the committees can use information from independent monitoring organizations such as the Investor Responsibility Research Center, Inc. We'll do our best to make sure the account's investments meet the criteria in effect, but we can't guarantee that every holding will always do so. The Social Choice Account isn't restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Even if an investment is not excluded by current social criteria, we can decide at any time that it nevertheless isn't suitable for the account. If we decide to sell an investment because it would be excluded by the criteria because it or the criteria have changed, we'll try to do it in an orderly way that limits the account's risk.


INVESTMENT MIX


The Social Choice Account is a balanced fund, with assets divided between stocks and other equity securities (currently about 60 percent of the portfolio) and bonds and other fixed-income securities, including money-market instruments (about 40 percent). When market conditions or transaction needs require, the equity portion can go as high as 70 percent or as low as 50 percent, with corresponding changes in the fixed-income portion. We can change the balancing profile even further if we think it's appropriate. If so, the account's assets could be even more heavily weighted toward either equity or fixed-income securities.

The equities portion of the Social Choice Account will ordinarily consist of the same kinds of securities and other investments as the CREF Stock Account (see page ). Its goal will be to perform consistently with the U.S. stock markets as represented by the Standard & Poor's 500 index. If market conditions and other factors warrant, however, the account can invest up to 15 percent of its assets in foreign securities. (The authorized level can change.)

The fixed-income portion of the Social Choice Account will invest in the same kinds of securities authorized for the CREF Bond Market Account (see page ). Money-market instruments and short-term debt securities will be of the same type as those held by our Money Market Account's. The Social Choice Account can also hold other kinds of short-term instruments. These help us assure liquidity, use cash balances effectively, and take advantage of attractive investment opportunities.

Subject to any necessary regulatory approval, the Social Choice Account can buy and sell options, futures contracts, and options on futures.

SPECIAL CONSIDERATIONS


Because its social criteria preclude some investments, the Social Choice Account may not be able to take the same advantage of specific opportunities or market trends as portfolios that don't use such criteria. Only part of the account's assets are in stocks and other equity securities, so overall returns may not parallel the U.S. stock market as a whole. However, we expect that the account will have less risk than a portfolio made up exclusively of common stocks.


THE MONEY MARKET ACCOUNT

The Money Market Account's investment objective is high current income consistent with maintaining liquidity and preserving capital. Substantially all assets will be in securities or other instruments maturing in 397 days or less, though some U.S. government securities may have maturities of up to 762 days. However, the dollar-weighted average maturity won't be more than 90 days. The account will be subject to very little financial and market risk but may have relatively high current income volatility -- that is, its yield will vary.

INVESTMENT MIX

The account will invest primarily in:

(1) Commercial paper (short-term "IOUs" issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign companies;

(2) Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These obligations include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt;

(3) Securities issued by or whose principal and interest are guaranteed by the U.S. government or one of its agencies or instrumentalities;

(4) Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5)      Repurchase agreements involving securities issued or
         guaranteed by the U.S. government or one of its agencies or instrumentalities, or involving certificates of deposit,
         commercial paper, or bankers' acceptances (see page    and
         SAI);

(6) Participation interests in loans that banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

(7) Asset-backed securities issued by special purpose corporations or trusts;


(8) Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

(9) Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

The order of the preceding list doesn't indicate the priority of the investment types or their weight in the Money Market Account, which will vary according to market conditions.


The account will invest at least 95% of its assets in money market instruments that, at the time of purchase, are "first tier" securities -- that is, securities rated within the highest category by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if it's the only one that has rated the security). The account can purchase unrated securities in this segment so long as we consider them to be of comparable quality to other first tier securities. The account also can invest up to 5% of its assets in "second tier" securities -- that is, securities rated within the two highest categories by at least two NRSROs (or one, if it's the only one that has rated the security). The account can also purchase unrated securities in this segment so long as we consider them to be of comparable quality to other second tier securities.

The account can invest up to 30 percent of its assets in foreign money-market and debt instruments denominated in U.S. dollars, including obligations of foreign banks, foreign governments, their agencies and instrumentalities, domestic branches of foreign banks, and foreign branches and subsidiaries of U.S. banks. (The authorized level can vary.) These foreign investments must meet the eligibility standards described above. The risks of foreign investments may differ from those of portfolios made up exclusively of U.S. holdings. For more on such risks, see below.

The above list of investments is not exclusive and the account may make other investments consistent with its investment objective and policies.

To the extent that law allows, the account can invest in options and futures contracts. For a more detailed description of types of money market instruments, see the SAI.


The account can try to increase returns by buying and selling securities and other investments to take advantage of short-term changes in the market.


OTHER INVESTMENT ISSUES AND RISK CONSIDERATIONS


Unless noted otherwise, the following information applies to all CREF accounts.


FOREIGN INVESTMENTS


CREF has extensive experience managing foreign investments, including those not registered or traded in the United States. An account's foreign portfolio may be divided into segments -- some designed to track foreign markets as a whole, others with stocks selected individually for their investment potential. We invest in a wide range of foreign issues. We think the diversity of our foreign holdings is desirable because it reduces the risks and increases the opportunity for returns. On December 31, 1997, foreign investments (including securities held as collateral for stock lending) represented the following percentages of market value for each CREF account:


==================================================================================================================
              Global                    Equity      Bond          Inflation-         Social       Money
Stock         Equities     Growth       Index       Market        Linked Bond        Choice       Market
Account       Account      Account      Account     Account       Account            Account      Account
------------------------------------------------------------------------------------------------------------------
%             %            %            %           %             %                  %            %
==================================================================================================================



The percentages CHANGE DAILY as a result of new transactions, market value fluctuations and change in foreign currency exchange rates. To meet an account's investment objective, the Finance Committee can change the percentage of the portfolio devoted to foreign investments, subject to the limits in CREF's charter; see SAI.

Investing in foreign securities, especially those not issued by governments, can involve risks not ordinarily part of domestic investing. These include:

*        changes in foreign currency exchange rates;

* possible imposition of market controls or currency exchange controls;

* possible imposition of withholding taxes on dividends and interest;

* possible seizure, expropriation, or nationalization of assets;

* more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards;

* lower liquidity and higher volatility in some foreign markets;

*        the impact of political, social, or diplomatic events;

*        the difficulty of evaluating some foreign economic trends;
         or

* the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country and difficulty in using foreign laws and courts to enforce financial or legal obligations.

In addition, brokerage commissions and transaction costs are often higher for foreign investments.

The accounts can invest in developing or "emerging" countries. The risks noted above often increase in emerging countries. For example, emerging countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile. In addition, foreign investors are subject to a variety of special restrictions in many emerging countries. For more on the risks of foreign investing including the recent volatility in Asia, see the SAI.


Even considering the risks, foreign investing offers the chance to improve an account's diversification and long-term performance. Foreign investments let CREF take part in the growth of other countries' economies and financial markets, which sometimes offer better prospects than in the U.S. Moreover, periods of rising or falling values often come at different times in foreign markets than in U.S. markets, and price trends can move in different directions. When this happens, foreign investments can reduce an account's volatility, compared to the U.S. market as a whole, and perhaps enhance long-term returns.

CURRENCY TRANSACTIONS


When investing in foreign securities, the CREF accounts can use currency transactions to protect themselves against future exchange rate uncertainties and to take advantage of exchange rate disparities between countries. If foreign-currency assets are converted to dollars, changes in exchange rates and exchange control regulations may increase or reduce their value.


Foreign currency transactions involve special risks. For example, they may limit potential gains from increases in a currency's value. For more information, see the SAI. We don't intend to speculate in foreign currency exchange transactions or forward currency contracts.

OPTIONS, FUTURES, AND OTHER INVESTMENTS


The CREF accounts can buy and sell options and futures. For more information, see "Other Investments - Equity Accounts," page and the SAI.


ILLIQUID SECURITIES

Each account can invest up to 10 percent of its assets in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

REPURCHASE AGREEMENTS


The CREF accounts can use repurchase agreements to manage cash balances. In a repurchase agreement, we would buy an underlying debt instrument on condition that the seller commits to buy it back at a fixed time and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks; for more details, see the SAI.


FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES


The CREF accounts can enter "firm commitment" agreements to buy securities at a fixed price or yield on a specified future date. That is, if we expect a decline in future yields on a given issuer's bonds, we might believe it to be to our advantage to commit to buy now with a later issue or delivery date. In addition, an account can purchase securities on a "when issued" basis, with specific terms set at the time of the transaction. See SAI.


INVESTMENT COMPANIES

Each account can invest up to 10 percent of its assets in other investment companies.

SECURITIES LENDING

Subject to certain restrictions, all CREF accounts can seek additional income by lending securities to brokers, dealers, and other financial institutions. Brokers and dealers must be registered with the SEC and be members of the NASD; any recipient must be unaffiliated with CREF. All loans will be fully collateralized. If we lend a security, we can call in the loan at any time. See SAI.

BORROWING


As a temporary measure for extraordinary or emergency purposes, the Stock, Global Equities, Bond Market, Social Choice, and Money Market Accounts can borrow money from banks (no more than 10 percent of the market value of the account's assets at the time of borrowing). These accounts can borrow up to 5 percent of the value of their assets to buy securities. Each account can pledge, mortgage, or otherwise encumber up to 10 percent of its assets (at the time of borrowing) as collateral, but only for permitted purposes.

The Growth, the Equity Index, and the Inflation-Linked Bond Accounts can borrow money from banks (no more than 33 1/3 percent of the market value of the account's assets at the time of borrowing). These accounts also can borrow money from other sources temporarily (no more than 5 percent of the total market value of the account's assets at the time of borrowing). See SAI.

If an account borrows money, it could leverage its portfolio by keeping securities it might otherwise have sold had it not borrowed. Risks of leverage include a greater possibility that an account's net asset value will change due to market fluctuations.


PERFORMANCE INFORMATION

From time to time CREF advertises the total return and average annual total return for each of our accounts. For the Bond Market, Inflation-Linked Bond, and Money Market Accounts, we also advertise yield. We can also advertise how compounding, tax deferral and different expense charges can affect total return over time. For more, see the SAI.

TOTAL RETURNS

"Total return" means the cumulative percentage increase or decrease in the value of an investment over standard one-, five-, and ten-year periods (and occasionally other periods as well). The AVERAGE ANNUAL TOTAL return means the annually compounded rate that would result in the same cumulative total return over the stated period.

MONEY MARKET ACCOUNT YIELDS


For the Money Market Account, "yield" or "current yield" means the income generated by an investment over a seven-day period, after expenses. This is then annualized -- that is, we assume the account will generate income at the same rate for each week for 52 weeks, then show the total income as a percentage of the original investment. We can also advertise "effective yield" for the account. We calculate this similarly, but when annualizing we assume the income is reinvested. Because of compounding, effective yield will be slightly higher than current yield.


BOND MARKET AND INFLATION-LINKED BOND ACCOUNT YIELDS


For the Bond Market and Inflation-Linked Bond Accounts, "thirty-day yield" means the income generated by an investment over a thirty-day period, after expenses. We then assume that this yield is compounded monthly for six months, then annualized.

All performance figures are based on past investment results. They aren't a guarantee that an account will perform similarly in the future. Write or call us for current performance or access our Website at www.tiaa-cref.org (see "Contacting CREF," page ).


VALUATION OF ASSETS


We calculate the value of the assets in each CREF account as of the close of every valuation day. Except as noted below, we use market quotations or independent pricing services to value securities and other instruments. In the Money Market Account, we value short-term money-market instruments with a remaining maturity of sixty days or less based on amortized cost, if that isn't materially different from the actual market value. If market quotations or independent pricing services aren't readily available, we'll value the security using "fair value", as decided in good faith under the direction of the Finance Committee and in accord with the responsibilities of the CREF Board as a whole. We may also use "fair value" in certain other circumstances. For more information, see the SAI.


MANAGEMENT AND INVESTMENT ADVISORY ARRANGEMENTS


The CREF Board of Overseers is responsible for appointing certain committees, approving amendments to CREF's charter, constitution, and bylaws. The seven overseers also constitute the TIAA Board of Overseers, a New York membership corporation that owns all stock of CREF's companion organization, TIAA.

The principal responsibility for governing CREF rests with its Board of Trustees. The trustees of each class are elected by participants for four-year terms. The Board directs CREF's administration and investments, meeting throughout the year to oversee CREF's activities, review contractual arrangements with companies that provide services to CREF, and review each account's performance.


TIAA-CREF Investment Management, LLC ("Investment Management") manages the assets in each CREF account. A nonprofit subsidiary of TIAA, Investment Management is registered under the Investment Advisers Act of 1940. Its duties include conducting research, recommending investments, and placing orders to buy and sell securities. It also performs all portfolio accounting, custodial, and related services for each account. All services are provided by Investment Management at cost, and its personnel act consistently with the investment objectives, policies, and restrictions of each account.

Personnel of Investment Management including those who have direct responsibility and authority for making investment decisions for CREF are restricted from trading for their own accounts. The restriction also applies to members of their households. Their transactions must be reported and approved. They must also send duplicate confirmation statements and other brokerage account reports to a special compliance unit.


THE ANNUITY CERTIFICATES


CREF issues certificates for the following variable annuities: a Retirement Annuity (RA); a Group Retirement Annuity (GRA); a Supplemental Retirement Annuity (SRA) and a Group Supplemental Retirement Annuity (GSRA). CREF also offers an Individual Retirement Annuity (Classic IRA) and a Roth Individual Retirement Annuity (Roth IRA) that both accept direct contributions and rollovers. Subject to regulatory approval, CREF also has plans to offer a Keogh Plan Annuity (Keogh). (We refer to the Classic IRA and the Roth IRA collectively as the IRAs.)


We issue RAs, SRAs and IRAs directly to you. In contrast, GRAs and GSRAs are group contracts issued to employers. Neither you nor your beneficiaries can assign your ownership of a CREF certificate to anyone else, except as a result of a qualified domestic relations order as defined by the IRC. Currently CREF makes no deductions from your premiums, but we reserve the right to do so in the future. You can cancel any RA, SRA, GSRA or IRA certificate up to thirty days after you receive it, unless we have begun making annuity payments from it to you. To cancel a CREF certificate, mail or deliver it with a signed Notice of Cancellation to our home office. CREF will cancel the certificate as of its date of issue, then send the entire current accumulation back to the premium remitter. If you're considering canceling a CREF certificate, consult your employer.


RA AND GRA CERTIFICATES


RA and GRA certificates are used mainly for employee retirement plans set up under sections 401(a), 403(a), 403(b) and 401(k) of the IRC. Occasionally we issue RA or GRA certificates to employers for deferred-compensation obligations or in advance of the certificate's eventual transfer to an employee who meets delayed-vesting requirements.

Depending on the terms of your plan, RA premiums can be paid by your employer, you, or both. If you're paying some or all of the periodic premium, your contributions can be in either pre-tax dollars, by salary REDUCTION; or after-tax dollars, by PAYROLL DEDUCTION -- in either case, subject to your employer's plan and the relevant tax laws. In salary reduction, your employer periodically reduces your taxable compensation by a specified sum (up to a maximum set by federal law), then sends an equal amount to CREF. You can also transfer accumulations from another investment choice under your employer's retirement plan to your RA certificate (see page ). For RAs only, you can make single contributions directly to CREF.

GRA premiums can come from your employer or both you and your employer. Your GRA premiums can be pre-tax (by salary reduction) or after-tax contributions by payroll deduction. You can't pay GRA premiums directly to CREF; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer's retirement plan to your GRA certificate (see page ). Some employer plans require that your GRA certificate be redeemed when you terminate employment and your accumulation is below a specified amount. Ask your employer for more information.


SRA AND GSRA CERTIFICATES


SRA and GSRA certificates are used for voluntary tax-deferred annuity (TDA) plans set up under IRC sections 403(b) and 401(k). SRAs certificates are issued directly to you, but GSRA certificates are issued through an agreement between CREF and your employer. For both SRAs and GSRAs, you pay all premiums in pre-tax dollars via salary reduction. You can't pay premiums directly, though you can transfer amounts from another TDA plan (see below).


IRA CERTIFICATES


Classic IRA

The Classic IRA is issued under IRC section 408(b). You or your spouse can currently open a Classic IRA account with direct annual before-tax or after-tax contributions of up to $2,000 each. You are currently not permitted to contribute more than $2,000 a year combined to the Classic and the Roth IRA. You can also open a Classic IRA account with (i) tax-deferred funds rolled over from any retirement plan or (i) funds rolled over from another IRA regardless of whether they are attributable to before or after-tax contributions, as long as you meet certain eligibility criteria. To be able to make tax-deductible contributions to the Classic IRA, you must meet certain income level requirements. See "Federal Income Taxes," page .

Roth IRA

The Roth IRA is issued under IRC section 408A. The Roth IRA currently accepts direct annual contributions of up to $2,000 and rollovers from other IRAs, as long as you meet certain eligibility criteria. There are significant differences between the Classic and the Roth IRA. Contributions to a Roth IRA are not tax-deductible but can be withdrawn tax-free at anytime.Earnings grow tax-deferred and can be withdrawn tax-free if you are at least 59 1/2 and you've had the account for at least five years. Unlike the Classic IRA, you can continue to make contributions to a Roth IRA after you reach age 70 1/2. To be eligible to contribute to a Roth IRA, you must meet certain income level requirements. See "Federal Income Taxes," page .

ELIGIBILITY FOR IRAs

You can open either a Classic or a Roth IRA account if you are a current or retired employee or a trustee of an eligible institution, or if you own a TIAA or CREF annuity contract or a TIAA individual insurance contract. You are also eligible to open an IRA Account if you are the spouse of any of the preceding individuals.


KEOGH CERTIFICATES


Subject to regulatory approval, CREF has plans to offer Keogh certificates under IRC sections 401(a) and 403(a). If you own an unincorporated business, you can use our certificates for your Keogh plan if you are currently employed by or retired from an eligible institution. The IRC limits the amount you can contribute each year, and contributions must be from qualified income (see above). See "Federal Income Taxes," page .


REMITTING PREMIUMS

We'll issue you a CREF certificate as soon as we receive your completed application or enrollment form, even if you don't initially allocate any premiums to CREF. Premiums will be credited as of the business day we receive them.

If we receive premiums from your employer before your application or enrollment form, we'll credit the premiums to the Money Market Account until we receive the completed form. Then we'll transfer the appropriate amounts to any other accounts you've specified, crediting the transfer as of the business day we received the form. After that we'll follow your most recent allocation instructions.


If the allocation instructions on your application or enrollment form are incomplete, violate plan restrictions or don't total 100 percent, we'll credit your premiums to the Money Market Account until we do receive complete instructions. Any amounts that we credited to the Money Market Account before we received correct instructions will be transferred to another account only on request, and will be credited as of the business day we receive that request.



CREF doesn't restrict the amount or frequency of premiums to your RA, GRA, or IRA certificates, although we reserve the right to impose restrictions. Your employer's retirement plan may limit your premium amounts, while the IRC limits the total annual premiums to plans qualified for favorable tax treatment (see page ).

In most cases, CREF will accept premiums to a certificate during your accumulation period. Once your first premium has been paid, your CREF certificate can't lapse or be forfeited for nonpayment of premiums. CREF can stop accepting premiums to GRA and GSRA certificates at any time.

If you are employed at or retired from an eligible institution you may buy a certificate to begin receiving annuity income starting the first day of the following month.


PAYMENT OF PREMIUMS DIRECTLY BY A PARTICIPANT


If you pay premiums directly to an RA, Classic IRA or Roth IRA certificate, the premiums and any earnings based on them won't be subject to the provisions of your institution's retirement plan. For such funds, the only restrictions on allocating premiums, transferring accumulations, making cash withdrawals, exercising repurchase rights, and choosing income options are those in the certificate itself. You can give us different allocation instructions for each direct premium. Direct RA [and Roth IRA] premiums must be paid in after-tax dollars; they won't reduce your current taxable income (see "Federal Income Taxes").


ALLOCATION OF PREMIUMS


You can allocate all or part of your premiums to any CREF account, unless your employer's retirement plan precludes that. With RAs, GRAs, or GSRAs your employer's plan can block using the Global Equities, Growth, Equity Index, Bond Market, Inflation- Linked Bond, and/or Social Choice Accounts, but not the Stock and Money Market Accounts.

You can change your allocation for future premiums by writing to our home office, using our Inter/ACT Internet service at www.tiaa-cref.org, or calling 1 800 842-2252; however, we can suspend or terminate your right to change your allocation by phone or Internet. See "Telephone and Internet Transactions," page
 .


ACCUMULATION UNITS


Your premiums purchase ACCUMULATION UNITS. We calculate how many accumulation units to credit by dividing the amount allocated to each account by its ACCUMULATION UNIT VALUE for the business day when we received your premium. To determine how many accumulation units to subtract for TRANSFERS AND CASH WITHDRAWALS we use the unit value for the business day when we receive your completed transaction request and all required information and documents (unless you ask for a later date).


For each account, the value of the accumulation units will depend mainly on investment experience, though unit values also reflect expense deductions against assets (see page ). We calculate the accumulation unit values at the end of each valuation day.
For more information, see the SAI.

TRANSFERS BETWEEN CREF ACCOUNTS AND BETWEEN CREF AND TIAA

Subject to the conditions below, you can transfer some (generally at least $1,000 per account at a time) or all of your accumulation from one CREF account to another, or to TIAA's traditional annuity or the TIAA Real Estate Account.


Under RA, GSRA, and GRA certificates, your employer's retirement plan may restrict transfers to any TIAA or CREF variable annuity accounts except the CREF Stock Account and the CREF Money Market Account. You can transfer from the TIAA traditional annuity and TIAA Real Estate Account to CREF certificates. Transfers from TIAA RA and GRA traditional annuity contracts take place in roughly equal installments over a 10-year period through a TIAA transfer payout annuity. Transfers from TIAA SRA and GSRA traditional annuity contracts and all transfers from the TIAA Real Estate Account can be made in one sum. Transfers from the TIAA Real Estate Account are limited to once per calendar month.


If you don't already have a CREF certificate when you ask for a transfer from TIAA to CREF, we execute your transfer on the day we receive your completed application for a CREF certificate, not the day you requested the transfer. If you want to transfer amounts attributable to more than one employer, we'll do so on a pro-rata basis, although this may change in the future. (For more information, contact CREF.)


UNDER SRA, IRA, AND KEOGH CERTIFICATES, you can transfer funds without employer restrictions among the CREF accounts and to TIAA (traditional or Real Estate). If your institution offers a GSRA plan, you can also transfer CREF (and TIAA) funds between SRA and GSRA certificates.

Currently, you can authorize a transfer at any time during your accumulation period, although we reserve the right to limit transfer frequency, or otherwise modify the transfer privilege, in the future. You can also transfer on a limited basis during the annuity period (see page ). Currently, we don't charge you for transfers between accounts or to TIAA.


TRANSFERS TO OTHER COMPANIES AND CASH WITHDRAWALS


IF YOU HAVE AN RA, GRA OR GSRA CERTIFICATE, your right to move funds to any company other than TIAA depends on your employer's retirement plan. Transfers must be for at least $1,000 PER ACCOUNT OR ALL OF YOUR ACCUMULATION PERMITTED TO BE TRANSFERRED, IF IT'S LESS THAN $1,000.

If some of your RA accumulation is attributable to a previous employer, that employer's plan may restrict transfers of those funds to another company. For more information, ask CREF or your employer.

YOUR EMPLOYER'S PLAN MIGHT ALLOW, YOU TO WITHDRAW SOME OR ALL OF YOUR RA AND/OR GRA ACCUMULATION. You can withdraw some or all of your SRA, GSRA, IRA or Keogh accumulation, or transfer to another company during the accumulation period, subject to restrictions described in "Federal Income Taxes," page . Withdrawals must also be for at least $1,000 PER ACCOUNT (OR YOUR ENTIRE ACCUMULATION, IF
LESS). You can withdraw the entire amount of your SRA or GSRA accumulation attributable to salary reduction contributions (and earnings, if any) prior to 1989 without restrictions.

Currently, CREF does not charge you for transfers to other companies or for withdrawals.


SPECIAL TRANSFER SERVICES


If your employer participates in our Special Transfer Services program, we can make automatic monthly transfers from your RA or GRA certificate to another company. The $1,000 minimum per account for transfers doesn't apply to these automatic transfers.

SYSTEMATIC WITHDRAWALS AND TRANSFERS


If your employer's plan permits, you can ask us to withdraw or transfer accumulations automatically. The transfer or withdrawal can be any fixed number of accumulation units, dollar amount, or percentage of your accumulation that you specify until you tell us to stop or until your accumulation is exhausted. Currently the initial amount must be at least $100 per account.


TRANSFERS TO CREF FROM OTHER PLANS


Ordinarily you can transfer amounts from another 403(b) retirement plan to a CREF certificate. Likewise, if your retirement plan is a 401(a) or 403(a) plan, you can transfer to it from other 401(a) or 403(a) plans if your plan and the other 401(a) or 403(a) plan permit. Amounts transferred to CREF may still be subject to provisions of your original employer's retirement plan. Under current federal tax law, you can also transfer funds from some 401(a), 403(a), and 403(b) plans to a CREF Classic IRA, or subject to applicable income eligibility criteria, from an IRA containing funds originally contributed to such plans, to either a CREF Classic IRA or a CREF Roth IRA.

GENERAL CONSIDERATIONS FOR ALL CASH WITHDRAWALS AND TRANSFERS


Current federal tax law restricts the availability of withdrawals from your accumulation under salary reduction agreements (including earnings, if any). If your salary reduction contributions are made to a 403(b) annuity, these withdrawal restrictions apply only to amounts (and earnings, if any) credited after December 31, 1988. If they are made under a 401(k) plan, these withdrawal restrictions apply to all such salary reduction amounts (and earnings, if any). Withdrawals are generally available only if you reach age 59 1/2, leave your job, become disabled, or die. Withdrawals of elective deferral amounts may also be permitted if your employer's plan is a 401(k) plan and your employer terminates the plan. If your employer's plan permits, you may also be able to withdraw amounts if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, generally not from investment earnings. These restrictions don't apply to withdrawals from a Classic IRA, although if you make a withdrawal before you reach age 59 1/2, you will be subject to a ten percent penalty tax. Special distribution rules apply to the Roth IRA. For more about tax consequences, see page .

Ordinarily, you can't withdraw any part of an accumulation from which you've already begun receiving annuity income.

Transfers and withdrawals are effective at the end of the business day we receive your request (and all required documentation). You can instead choose to have transfers and withdrawals take effect at the close of any future business day or the last calendar day of the current or any future month, even if it's not a business day. You can request a transfer between CREF accounts or from CREF to TIAA by telephone. If you do that at any time other than during a business day, it will be effective at the close of the next business day. Transfers to the TIAA traditional annuity begin participating on the next day.


To request a transfer, write to our home office, use our InterAct service, or call us at 1 800 842-2252. We can suspend or terminate your right to make transfers by telephone or over the Internet. For more about telephone and Internet transfers, see page .


REPURCHASE OF RETIREMENT ANNUITIES (RAS)


If when you leave your employer you have a relatively small accumulation (usually under $4,000 for both TIAA and CREF) from that employer's plan, the plan may allow you to have CREF "repurchase" (i.e., cash out) some or all of your Retirement Annuity.

The plan can impose other conditions on RA repurchase. If you're eligible for repurchase, normally you decide whether to do so or to leave your accumulation until you (or your beneficiary) are ready to begin annuity (or survivor) benefits. If you leave it, you can pay additional premiums directly to CREF, subject to limits based on federal tax considerations (see page ).


CREF reserves the right at any time to change the conditions governing your RA repurchase rights or to curtail repurchase for future participants.

TAX ISSUES


Before you transfer, withdraw, or repurchase, make sure you understand the possible federal and other income tax consequences. Here are some general rules:
Transfers between retirement plans governed by the same section of the IRC, or between like IRAs funded at other companies, or from 401(a), 403(a), and 403(b) plans to a CREF Classic IRA aren't normally considered taxable distributions. Cash withdrawals are usually taxed at ordinary income rates. Withdrawals before age 59 1/2 may subject you to early distribution taxes. Different rules may apply to residents of Puerto Rico. For details, see "Federal Income Taxes."


TEXAS ORP RESTRICTIONS

If you're in the Texas Optional Retirement Program, section 36.105 of the Texas Education Code says you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state's public institutions of higher education. You're also subject to other distribution restrictions outlined elsewhere in this prospectus.

SPOUSAL RIGHTS


If you're married, the Retirement Equity Act of 1984 (REACT) and your employer's plan may require you to show us advance written consent from your spouse before making certain transactions on your behalf. They include: (1) a cash withdrawal (except from most IRAs); (2) a payment of a retirement transition benefit (see page ); (3) a transfer to a retirement plan not covered by the Employee Retirement Income Security Act of 1974 (ERISA); (4) a direct rollover from one plan to another or to an IRA (you don't receive a check); and (5) a repurchase. If you're married at your annuity starting date, REACT may require that you choose an income option that provides survivor annuity income to your spouse, unless he or she waives that right in writing (see "The Annuity Period," page ). There are limited exceptions to the waiver requirement. For more on spousal rights, see "Death Benefits," page .


PORTABILITY OF BENEFITS


Once you're fully vested under your employer's RA or GRA plan, you can't lose the benefits you've earned. Length-of-service and other rules vary considerably from plan to plan, so ask your employer to find out your vesting status. Benefits under SRAs, GSRAs, and IRAs are immediately vested and can't be forfeited.

If you go back to a prior employer, you may be able to resume participation under your original CREF certificate(s) if the plan allows it.


EXPENSE DEDUCTIONS


CREF deducts expenses from the net assets of each account for investment management, administration, and distribution. These services are performed for CREF at cost by two nonprofit subsidiaries of TIAA: TIAA-CREF Investment Management, LLC, and TIAA-CREF Individual & Institutional Services, Inc. Because the deductions are at cost, they'll usually be lower than for comparable annuity contracts offered by for-profit companies.
Deductions take place each valuation day.


Investment management charges are for investment advice, portfolio accounting, custodial and similar services. Administrative charges are for administration and operations, such as allocating premiums and paying annuity income. CREF has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act which authorizes payment of 12b-1, or distribution, fees to Services. 12b-1 charges are for distributing the certificates

--that is, telling you what they are and how you can invest in them, and helping employers install and manage retirement plans. The charges for each account for these three categories are on page .


Normally within thirty days after the end of every quarter, CREF reconciles how much we deducted with the expenses each account actually incurred. If there's a difference, we add it to or deduct it from the account in equal daily installments over the remaining days in the quarter. We revise the deduction rates from time to time to keep deductions as close as possible to actual expenses. Whether to change the deduction rates will be decided by members of the CREF board who are not "interested persons" within the meaning of the Investment Company Act of 1940. However, the annual distribution expense charge won't be more than .25 percent of an account's average daily net assets.


CREF also deducts a mortality and expense risk charge totalling .005% from the net assets of each account to compensate TIAA for guaranteeing that CREF participants transferring accumulations to TIAA for the immediate purchase of lifetime payout annuities will not be charged more than the rate stipulated in the CREF Certificate.

IMPACT OF MORTALITY EXPERIENCE ON ANNUITY PAYMENTS

How much you or your beneficiary receive in annuity payments from any account depends partly on the mortality experience of the annuity fund from which the payments are made. For example, if the people receiving income from an account's annually revalued annuity fund, as a group, live longer than expected, the amount payable to each will be less than if, as a group, they die sooner than expected. So the "mortality risk" of each CREF account's annuity funds falls on those who receive income from it. See
"The Annuity Period," below, and the SAI.


NO DEDUCTIONS FROM PREMIUMS

Currently there are no expense deductions from your premiums.

NO PREMIUM TAXES

Currently no taxes are assessed against your premiums.

BROKERAGE FEES AND RELATED TRANSACTION EXPENSES

Brokers' commissions, transfer taxes, and other portfolio fees are charged to the account that incurs them (see SAI).

THE ANNUITY PERIOD


You can receive income from any account and from all or part (but not less than $10,000) of your accumulation. You can pick a different income option for different portions of your accumulation, but once you've started payments you can't change your income option (unless you picked the minimum distribution annuity) or annuity partner (if you named one) for that payment stream. If you buy an annuity to begin income on the first day of the next month, you can take any of CREF's available income options (see below).

Current federal tax law restricts the availability of annuity payments from any part of your accumulation under salary reduction agreements (including earnings, if any). If your employer's plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, generally not from investment earnings. These transactions don't apply to withdrawals from an IRA. For more about this, see "Federal Income Taxes," page .

Usually, income payments are monthly. You can choose quarterly, semi-annual, and annual payments as well, but CREF has the right to not make payments at any interval that would cause the initial payment to be less than $100 (or any smaller amount if specified in the annuity certificate).

Initial payment amount are calculated on the last valuation day before the annuity starting date. The calculation is based on the accumulation, the income option chosen, an assumed effective annual interest rate of 4%, and, for life annuities, the mortality assumptions for the annuitant(s). After the initial payment, payment amounts change from time to time according to the income change method you choose; once each year under the annual income change method and/or once each month under the monthly income change method. Payment changes, calculated on the payment valuation day for each income change method, reflect net investment results and expenses for the account and mortality experience for each income change method in that account. For the formulas used to calculate the amount of CREF annuity payments, see the SAI. The total value of your annuity payments may be more or less than your total premiums.


ANNUITY STARTING DATE


Generally, you pick an annuity starting date when you first apply for a CREF certificate. You can change this date at any time prior to the day before that date (see page ). The annuity starting date for your accumulation cannot be later than the latest date allowed under the minimum distribution rules of the IRC. In addition, you can't begin a one-life annuity after you reach age 90 nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Ordinarily, annuity payments begin on your annuity starting date, but the terms of your employer's plan can restrict when you can begin retirement income. For payments to begin, we must have received all documentation necessary for the income option you've picked. (For more information, call CREF -- see page ). If something's missing, we may defer your annuity starting date until we receive it. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within seventy days after payments begin will be used to provide additional annuity income. Premiums received after seventy days will remain in your accumulating annuity certificate until you give us further instructions. Ordinarily, your first annuity payment will begin on any business day between the first and twentieth of any month.


ALLOCATION AND TRANSFER FOR ANNUITY PAYMENTS


Before starting payments from your accumulation, you can transfer (at least $1,000 per account or the entire accumulation, if less) between CREF accounts (subject to the terms of your retirement plan), or to TIAA to purchase a traditional annuity or interests in the TIAA Real Estate Account on either an accumulating or income-paying basis. Under the RA, GSRA and GRA certificates, you can transfer to investment vehicles offered by other companies approved for your employer's retirement plan. Under SRA and IRA certificates, there are no restrictions on transfers to other companies, but be sure to consider the federal and other income tax consequences of the transaction.


TRANSFERS DURING THE ANNUITY PERIOD


At least once a year (on March 31) and, subject to regulatory approval, once each calendar quarter, you can transfer income payable from one CREF account into a comparable annuity from another CREF account, the TIAA traditional annuity, or the TIAA Real Estate Account. (Comparable annuities are those which are payable under the same income option, and have the same annuitant(s) and remaining guaranteed period, if any.) We'll process your transfer on the business day we receive your request unless you've requested that your transfer be effective on another business day or last day of a calendar month.

If you transfer income under either income change method to another variable account, your payments will not change until the date that payments are next scheduled to change following the payment valuation date for the new income change method. If you transfer to the TIAA traditional annuity your payments will change beginning with the first payment due that has not already been valued. You can switch between the monthly and annual income change method only on March 31.


INCOME OPTIONS


Both the number of annuity units you own and the amount of your income payments will depend on which income option(s) you pick. Your employer's retirement plan, the IRC and ERISA may limit which income options you can use to receive income from an RA or GRA. Normally you'll choose your income option(s) shortly before you want payments to begin; but, you can make or change your choice(s) any time before your annuity starting date. Once annuity payments start, you can't change the income option (unless you chose the minimum distribution annuity -- see below) for the accumulation or fraction of accumulation on which the payments are based.

If you haven't picked an income option when the annuity starting date arrives for your RA, GRA, SRA, or GSRA certificate, CREF may assume you want the ONE-LIFE ANNUITY WITH A 10-YEAR GUARANTEED PERIOD if you're unmarried. If you're married, we may assume for you a TWO-LIFE ANNUITY WITH HALF-BENEFIT TO ANNUITY PARTNER AND A 10-YEAR GUARANTEED PERIOD, with your spouse as your annuity partner. See below and page , "Spousal Rights."


If you haven't picked an income option when the annuity starting date arrives for an IRA, we may assume you want the minimum distribution annuity.


All CREF income options are variable, and the amount of income you receive depends partly on the number and value of your accumulation units being converted. The current options are:


         ONE-LIFE ANNUITY. Income for your lifetime. It's possible to receive only one payment if you die less than a month after payments start.

         LIFE ANNUITY WITH 10, 15 OR 20 YEAR GUARANTEED PERIOD. Income for as long as you live but no less than the guaranteed period.

         ANNUITY FOR A FIXED PERIOD. Income for any period you choose from 5 to 30 years (2 to 30 for RAs, GRAs and SRAs).

         TWO-LIFE ANNUITIES. Income for as long as you or the person you choose to be your annuity partner lives. There are three types of two-life annuities, all available with or without a guaranteed payout period -- full benefit to survivor; two-thirds benefit to survivor; half benefit to annuity partner.

         MINIMUM DISTRIBUTION ANNUITY (MDO). Available only if you must begin annuity payments under the IRC minimum distribution requirements (see page ). Some employer plans allow you to elect this option earlier--contact us for more information. The option pays an amount designed to fulfill the distribution requirements under federal tax law. You must apply your entire accumulation under a certificate if you want to use the minimum distribution option. It's possible you won't receive income for life. Up to age 90, you can apply any remaining part of an accumulation to any other CREF income option for which you're eligible. Using an MDO won't affect your right to take a cash withdrawal of any CREF accumulation not yet distributed.


Current federal law says that your guaranteed or fixed period can't exceed the joint life expectancy of you and your beneficiary or you and your annuity partner, if you have one.


Other CREF income options may become available in the future, subject to the terms of your retirement plan and federal laws.

RETIREMENT TRANSITION BENEFIT. Under CREF's current practice, you may be able to get up to 10 percent of the value of any part of an RA or GRA accumulation being converted to annuity income. The benefit is paid in a single sum on the annuity starting date. Of course, if your employer allows cash withdrawals, you can take a larger amount (up to 100 percent) of your CREF accumulation as a cash payment (see page ).

The retirement transition benefit will be subject to current federal income tax requirements and possible early-distribution penalties. See page , "Federal Income Taxes," as well as page , "Spousal Rights."

For more information about any annuity option, please call or write us.


DEATH BENEFITS


Death benefits under CREF annuity certificates are payable to the beneficiaries you name. You can add, remove or change a beneficiary any time before you die. Under a two-life annuity, your annuity partner can change the beneficiary after you die, unless you've indicated otherwise. Your choice of beneficiary may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary any portion of your death benefit not payable to your spouse will go to your estate.

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments. For more on how we calculate death benefit amounts, see the SAI.


METHODS OF PAYMENT

You can choose the method by which we'll pay death benefits. You can block your beneficiaries from changing the method you've chosen or you can leave the choice to them. We can block any choice of method that provides an initial payment of less than $25.

METHODS OF PAYMENT OF DEATH BENEFITS IN ACCUMULATION PERIOD


Death benefits are available from all CREF accounts. With methods offering periodic payments, benefit payments are usually monthly, but your beneficiary can switch them to quarterly, semi-annual, or annual payments instead. Currently, the available methods of payment for death benefits from funds in the accumulation period are single-sum payment; one-life annuity with or without a guaranteed period, fixed-period annuity, unit- deposit, or minimum distribution annuity. Except for the unit- period method, these payment methods are comparable to the annuity income options described on page , except that the lifetime over which payments are made under a one-life annuity is your beneficiary's lifetime.


UNIT DEPOSIT

Under this method of payment, we'll pay a lump-sum to your beneficiary at the end of a 2 - 5-year period during which the accumulation units participate in the experience of the relevant CREF accounts. For this method to be chosen, the value of your death benefit must be at least $5,000, unless your CREF certificate specifies a lower minimum. Special rules apply if your spouse is the beneficiary.

MINIMUM DISTRIBUTION ANNUITY

This method is similar to the minimum distribution annuity income option. The minimum distribution annuity method of payment is available only to beneficiaries who must receive income under the IRC's minimum distribution requirements.

If a beneficiary doesn't start receiving death benefits within a year of your death, we have the option to start paying them using the fixed-period annuity method of payment with a fixed period of five years.

METHODS OF PAYMENT OF DEATH BENEFITS IN ANNUITY PERIOD


If you and your annuity partner die during the annuity period, your beneficiary can choose to become the recipient of the remaining guaranteed periodic payments due under your certificate. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different than the total of the periodic payments that would otherwise be paid. For more on how we calculate commuted value, see the SAI.


TIMING OF PAYMENTS

Ordinarily we'll make the following kinds of payments within seven calendar days after we've received the information we need to process a request:

(1)      Cash withdrawals

(2)      Transfers to TIAA or to other companies

(3)      RA repurchases

(4)      Payments under a fixed-period annuity

(5)      Death benefits

We can extend the seven-day period only if (1) the New York Stock Exchange is closed (or trading restricted as determined by the Securities and Exchange Commission) on a day that isn't a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in a CREF account; or (3) the SEC says by order that we can or must postpone payments to protect you and other CREF participants.

FEDERAL INCOME TAXES


As a result of recent legislation, as of January 1, 1998, CREF is no longer exempt from federal income tax. CREF believes, however, that this change should not cause CREF to incur any material federal income tax liability.

With limited exceptions, the CREF certificates are designed as annuity contracts under section 72 of the Internal Revenue Code.


403(B) PLANS


CREF certificates are tailored for retirement plans set up under section 403(b) of the IRC, under which total annual contributions to section 403(b) annuities can't exceed the lesser of (a) $30,000; (b) 25 percent of your compensation; or
(c) your "maximum exclusion allowance". Your maximum exclusion allowance is generally 20 percent of your compensation multiplied by your years of service with your employer, less certain prior tax-deferred retirement plan contributions. You usually can exclude salary reduction contributions of up to $10,000 from your gross taxable income. There are exceptions to this -- contact your tax advisor for more information.

401(A), 403(A) AND 401(K) PLANS

CREF RA and GRA certificates are also available for 401(a) and 403(a) retirement plans. CREF GRA and GSRA certificates are available for 401(k) plans. Employer contributions to all current defined contribution plans of the employer meeting the requirements of IRC section 401(a) and 403(a) can't exceed an annual contribution limit of $30,000 or 25 percent of compensation, whichever is less.


INDIVIDUAL RETIREMENT ANNUITIES


IRC sections 408 and 408A permit eligible individuals to make direct contributions to Classic and Roth IRAs. The amount you can contribute to an IRA is currently limited to $2,000 per year. The IRC doesn't limit the amount you can rollover to the Classic or the Roth IRA.

IRC section 408 permits money from certain qualified retirement plans or IRAs to be rolled over to the Classic IRA without losing its tax-deferred status. IRC section 408A, however, only permits rollovers to a Roth IRA from another IRA. Although funds rolled over to a Roth IRA from another IRA are subject to taxation, they grow on a tax-deferred basis and are not subject to the ten percent early distribution penalty. In addition, if the transaction is completed in 1998, taxes are payable ratably over a four-year period.

You also must meet certain income level requirements to make contributions to the Classic or the Roth IRA. For example, if you are married and file a joint tax return with your spouse and make a combined income of less than $150,000 a year, you can make annual contributions up to $2,000 to a Roth IRA account. If you are single and make less than $95,000 a year, you are also eligible to make contributions up to $2,000 to a Roth IRA account. In addition, contributions of a lower amount can be made if you are married and your combined income is between $150,000 and $160,000 a year, or if you are single and your income is between $95,000 and $110,000 a year. Different income level rules apply if you want to rollover funds from another IRA to a Roth IRA. You must also meet different income level rules to be eligible to make tax-deductible contributions to the Classic IRA.

You can revoke an IRA up to 7 days after you establish it. Contact your tax advisor for more detailed information on IRAs.


TAXATION OF ANNUITY BENEFITS


Once you take a cash withdrawal or begin annuity payments, the amount you receive is usually included in your gross income for the year and taxed at the rate for ordinary income. You can exclude from your gross income any part of your payment(s) that represents the return of premiums that were paid in after-tax dollars, but not the part that comes from the tax-deferred earnings of after-tax premiums.

WITHHOLDING ON DISTRIBUTIONS

We must withhold federal tax at the rate of 20 percent from the taxable part of most plan distributions paid directly to you. If, however, you tell us to roll over the distribution directly to an IRA or similar employer plan (i.e., we send a check directly to the other investment company and not to you), we will not withhold any federal tax. The required 20 percent withholding doesn't apply to payments from IRAs, lifetime annuity payments, substantially equal periodic payments over your life expectancy or over ten or more years, or minimum distribution payments ("noneligible payments").

For the taxable part of noneligible payments, we usually will withhold federal taxes unless you tell us not to. Usually, you have the right to tell us not to withhold federal taxes from your noneligible payments. However, if you tell us not to withhold but we don't have your taxpayer identification number on file, we still have to deduct taxes. Nonresident aliens who pay U.S. taxes are subject to different withholding rules. Contact CREF for more information.

EARLY DISTRIBUTIONS

If you want to withdraw funds or begin income from any 401(a), 403(a) or, 403(b) retirement plan or an IRA before you reach age 59 1/2, you may have to pay an extra 10 percent "early distribution" tax on the taxable amount. However, you won't have to pay an early distribution tax on any part of a withdrawal if:

(1)      the distribution is because you are disabled;

(2) you separated from your job at or after age 55 and take your withdrawal after that (not applicable for IRAs);

(3) you begin annuity income after you leave your job (termination isn't required for IRAs), as long as your annuity income consists of a series of regular substantially equal payments (at least annually) over your lifetime or life expectancy or the joint lives or life expectancies of you and your beneficiary;

(4) you have medical expenses in excess of 7 1/2 percent of your adjusted gross income and the withdrawal is less than or equal to your expenses;


(5) you are required to make a payment to someone besides yourself under a Qualified Domestic Relations Order (e.g., a divorce settlement) (not applicable for IRAs);

(6) for IRAs only, you are unemployed (as defined in the IRC) and you use the distribution to pay certain health insurance premiums for yourself, your spouse or your dependents;

(7) for IRAs only (except for Roth IRAs), distributions that do not exceed certain qualified higher education expenses of the individual, the individual's spouse, or the child or grandchild of the individual or individual's spouse; or

(8) for IRAs only, distributions to an individual (up to $10,000) for qualified first time purchases of a principal residence.


If you die before age 59 1/2, your beneficiary(ies) won't have to pay the early distribution penalty.

Current federal tax law restricts the availability of cash withdrawals and annuity payments from any part of your accumulation under salary reduction agreements (including earnings, if any). If your salary reduction contributions are made to a 403(b) annuity, these restrictions apply only to amounts (and earnings, if any) credited after December 31, 1988. If they are made under a 401(k) plan, these withdrawal restrictions apply to all such salary reduction amounts (and earnings, if any). These withdrawals and annuity payments are available only if you reach age 59 1/2, leave your job, become disabled, or die. If your employer's plan permits, you may also be able to take a cash withdrawal if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. In addition, certain 401(k) plans permit distributions of elective deferral amounts upon termination of the plan provided the employer does not establish or maintain another defined contribution plan. These restrictions don't apply to withdrawals from an IRA. Any part of your accumulation that has been transferred from a custodial account under section 403(b)(7) will be subject to additional restrictions.

"EXCESS" DISTRIBUTIONS


Under the recently enacted Taxpayer Relief Act of 1997, there is no longer a 15 percent tax on excess retirement distributions.



DEATH BENEFITS


Ordinarily, death benefits are subject to federal estate tax (see below, "Tax Advice").

MINIMUM DISTRIBUTION REQUIREMENTS AND TAXES


In most cases, payments have to begin from 401(a), 403(a) and 403(b) plans by April 1 of the calendar year after the calendar year when you reach age 70 1/2 or if later, retirement. Payments from an IRA (other than a Roth IRA) must begin by April 1 of the calendar year after the calendar year you reach age 70 1/2. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law to you even if you do not elect to receive them. In addition, if you don't begin distributions on time, you'll be subject to a 50 percent excise tax on the amount you should have received but didn't. (See page .)

DEFERRED COMPENSATION PLANS

RA certificates are also available for deferred compensation plans. RAs issued under these plans are owned by your employer and subject to the claims of its general creditors. Special tax rules may apply to non-governmental deferred compensation plans.

TAX ADVICE

What we tell you here about federal and other taxes isn't comprehensive and is for general information only. It doesn't cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax advisor.


VOTING RIGHTS

As a participant, you generally can vote (1) to elect CREF trustees; (2) to ratify CREF's selection of an independent auditor; (3) on any change in fundamental investment policies; and (4) on any other matter that requires a vote by participants. For more information on how many votes you can cast and how they are counted, see the SAI.

GENERAL MATTERS

CHOICES AND CHANGES


As long as your CREF certificate permits, you (or your annuity partner, beneficiary, or any other payee) can choose or change any of the following: (1) an annuity starting date; (2) an income option; (3) a transfer; (4) a switch of income change method; (5) a method of payment for death benefits; (6) a date when the commuted value of an annuity becomes payable; (7) an annuity partner, beneficiary, or other person named to receive payments; (8) a cash withdrawal or other distribution; and (9) a repurchase.

You have to make your choices or changes via a written notice satisfactory to us and received at our home office (see below). You can change the terms of a transfer, cash withdrawal, repurchase, or other cash distribution only before they're scheduled to take place. When we receive a notice of a change in beneficiary or other person named to receive payments, we'll execute the change as of the date it was signed, even if the signer dies in the meantime. We execute all other changes as of the date received.


TELEPHONE AND INTERNET TRANSACTIONS


You can use our Automated Telephone Service (ATS) or Inter/ACT over the Internet to check your account balances, transfer between accounts or to TIAA, and/or allocate future premiums among TIAA and the CREF accounts. You will be asked to enter your Personal Identification Number (PIN) and Social Security number for both systems. Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made over the ATS and Inter/ACT are electronically recorded.

To use the ATS, you need a touch-tone phone. The toll-free number for the ATS is 1 800 842-2252. To use Inter/ACT, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

YEAR 2000 ISSUES

Many computer software systems in use today cannot recognize the year 2000 and may revert to 1900 or some other date because of the way in which dates were encoded and calculated. CREF could be adversely affected if its computer systems or those of its external service providers do not properly process and calculate date-related information and data on and after January 1, 2000. We have been actively working on necessary changes to our computer systems to prepare for the Year 2000 and have also obtained reasonable assurances from our service providers that they are taking comparable steps with respect to their computer systems. However, the steps we are taking do not guarantee complete success or eliminate the possibility that interaction with outside computer systems may have an adverse impact on CREF.


DISSOLVED INSTITUTIONS

If your present or past employer dissolves or ceases operations, special rules will apply to your accumulation. For more information, contact us directly (see below).

CONTACTING CREF


We won't consider any notice, form, request, or payment to have been received by CREF until it reaches our home office: College Retirement Equities Fund, 730 Third Avenue, New York, New York 10017. You can ask questions by calling toll-free 1 800 842-2776 Monday through Friday, 8 a.m. through 11 p.m. ET.


ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 1 800 842-2733, extension 5509, and we will send it to you.


HOUSEHOLDING

To lower expenses and eliminate duplicate documents sent to your home, we may, if the SEC allows, begin mailing only one copy of the CREF prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one participant lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 1 800 842-2733, extension 5509, or write us.


SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank.

OVERPAYMENT OF PREMIUMS

If your employer mistakenly sends more premiums on your behalf than you're entitled to under your retirement plan or the IRC, we'll refund them to your employer as long as we're requested to do so (in writing) before you start receiving annuity income. Any time there's a question about premium refunds, CREF will rely on information from your employer. If you've withdrawn or transferred the amounts involved from your accumulation, we won't refund them.


ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.


DISTRIBUTION OF THE CERTIFICATES


CREF certificates are offered continuously by TIAA-CREF Individual & Institutional Services, Inc. ("Services"), which is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Services may be considered the "principal underwriter" for the certificates. Teachers Personal Investors Services, Inc. ("TPIS"), which is also registered with the SEC and a member of the NASD, may also participate in the distribution of CREF certificates on a limited basis. Services and TPIS are direct or indirect subsidiaries of TIAA. Anyone distributing CREF certificates must be a registered representative of Services or TPIS, whose main offices are both at 730 Third Avenue, New York, New York 10017.


LEGAL PROCEEDINGS

CREF isn't a party to any legal actions we consider material.

APPENDIX A

SUMMARY OF BOND RATINGS

                                                         RATING SERVICES

                                            MOODY'S INVESTORS                    STANDARD & POOR'S
                                               SERVICE, INC.                        RATINGS GROUP

INVESTMENT GRADE
  Highest quality                                   Aaa                                 AAA
  High quality                                      Aa                                  AA
  Upper medium                                       A                                   A
  Medium, speculative                               Baa                                 BBB
     features

LOWER QUALITY
  Moderately speculative                            Ba                                  BB
  Speculative                                        B                                   B
  Very speculative                                  Caa                                 CCC
  Very high risk                                    Ca                                  CC
  Highest risk                                       C                                   C
  No interest being paid                             -                                  CI
  In arrears or default                              -                                   D

For more detailed information on bond ratings, including gradations within each category of quality, see the SAI.

TABLE OF CONTENTS FOR
STATEMENT OF ADDITIONAL INFORMATION
                                                   Page in the Statement of
         Item                                        Additional Information
         ----                                      ------------------------

Investment
  Restrictions...........................................................B-
Description of Corporate
  Bond Ratings...........................................................B-
Description of
  Fixed-Income
  Instruments............................................................B-
Investment Policies and
  Risk Considerations....................................................B-
  Options and Futures....................................................B-
  Firm Commitment
    Agreements and
    Purchase of "When
    Issued" Securities...................................................B-
  Pass-Through Securities................................................B-
  Lending of Securities..................................................B-
  Repurchase Agreements..................................................B-
  Currency Transactions..................................................B-
  Swap Transactions......................................................B-
  Segregated Accounts....................................................B-
  Special Considerations
    Affecting Foreign
    Investments..........................................................B-
  Other Investment
    Techniques and
    Opportunities........................................................B-
Portfolio Turnover.......................................................B-
Valuation of Assets......................................................B-
Management...............................................................B-
    CREF Overseers,
      Trustees and Officers..............................................B-
    Compensation of CREF
      Trustees...........................................................B-
Investment Advisory and
    Related Services.....................................................B-
    Custody of Portfolio.................................................B-
    Auditors.............................................................B-
Brokerage Allocation.....................................................B-
Performance Information..................................................B-
    Total Return Information
      for the Accounts...................................................B-
    Yield Information for
      the Bond Market
      and Inflation-Linked
      Bond Accounts......................................................B-
    Yield Information for the
      Money Market
      Account............................................................B-

                                                    Page in the Statement of
         Item                                         Additional Information
         ----                                       ------------------------


    Inflation-Adjusted Return and Yield
      Information for the Inflation-Linked
      Bond Account........................................................B-
    Performance Comparisons...............................................B-
    Illustrating Compounding,
       Tax Deferral and
       Expense Deductions.................................................B-
Accumulation Unit Values..................................................B-
Annuity Payments..........................................................B-

Death Benefits............................................................B-

Periodic Reports..........................................................B-
Voting Rights.............................................................B-
General Matters...........................................................B-
State Regulation..........................................................B-
Legal Matters.............................................................B-
Experts...................................................................B-
Considerations Concerning
  CREF's New Accounts
  and Options.............................................................B-
Additional Information....................................................B-
Financial Statements......................................................B-

                                     PART B
         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

INDIVIDUAL, GROUP, AND TAX-DEFERRED

VARIABLE ANNUITIES
ISSUED BY
COLLEGE RETIREMENT EQUITIES FUND
STATEMENT OF ADDITIONAL INFORMATION



May 1, 1998

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 1998 (the "Prospectus") with respect to the Variable Annuity Certificates, which is available without charge upon written or oral request to: College Retirement Equities Fund, 730 Third Avenue, New York, New York 10017, Attention: Central Services; telephone 1 800 842-2733, extension 5509. Terms used in the Prospectus are incorporated in this Statement.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE
CERTIFICATES.

TABLE OF CONTENTS
                                                     LOCATION OF
                            PAGE IN THE              ADDITIONAL
                           STATEMENT OF              INFORMATION IN
                            ADDITIONAL               PROSPECTUS, IF
         ITEM               INFORMATION                APPLICABLE
         ----              ------------              --------------

Investment
  Restrictions.............
Description of Corporate
  Bond Ratings.............
Description of
  Fixed-Income
  Instruments..............
Investment Policies and
  Risk Considerations......
  Options and Futures......
  Firm Commitment
    Agreements and
    Purchase of "When
    Issued" Securities.....
  Pass-Through Securities..
  Lending of Securities....
  Repurchase Agreements
  Currency Transactions....
  Swap Transactions........
  Segregated Accounts......
  Special Considerations
    Affecting Foreign
    Investments............
  Other Investment
    Techniques and
    Opportunities..........
Portfolio Turnover.........
Valuation of Assets........
Management.................
  CREF Overseers,
    Trustees and Officers..
  Compensation of CREF
    Trustees...............
Investment Advisory and
  Related Services.........
  Custody of Portfolio.....
  Auditors.................
Brokerage Allocation.......
Performance Information....
  Total Return Information
    for the Accounts.......
  Yield Information for
    the Bond Market and
    Inflation-Linked Bond
    Accounts...............

  Yield Information for the
    Money Market Account
  Inflation-Adjusted Return
    and Yield Information for
    for the Inflation-Linked
    Bond Account...........
  Performance Comparisons..
    Illustrating Compounding,
    Tax Deferral and
    Expense Deductions.....
Accumulation Unit Values ..
Annuity Payments...........

Death Benefits.............

Periodic Reports...........
Voting Rights..............
General Matters............
State Regulation...........
Legal Matters..............
Experts....................
Considerations Concerning
  CREF's New Accounts
  and Options..............
Additional Information.....
Financial Statements.......

INVESTMENT RESTRICTIONS

Pursuant to CREF's Charter, none of the Accounts will invest in any common stocks or shares of any corporation, joint stock association, or business trust an amount in excess of such percentage, not to exceed 10% (except with the approval of the New York State Insurance Department), of voting shares of such institution which would cause any such institution to be controlled by, or become a subsidiary of, CREF, as defined in the Insurance Law, although this restriction will not apply to investment in an entity formed or acquired by CREF for a lawful business purpose. This restriction cannot be changed without an amendment to the Charter. (The Charter may be amended only by the action of CREF's Overseers and only if the New York State Superintendent of Insurance certifies the amendment as lawful and equitable.)

The following restrictions, not set forth in CREF's Charter, are fundamental policies with respect to the Accounts and may not be changed without the approval of a majority of the outstanding voting securities, as that term is defined under the 1940 Act, in the affected Account:

         1. None of the Accounts will issue senior securities (the issuance and sales of options and futures not being considered the issuance of senior securities);

         2. Neither the Stock nor the Money Market Account will make short sales, except when the Account has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as the Account is in a short position;

         3. The Stock, Global Equities, Bond Market, Social Choice, and Money Market Accounts, will not borrow money, except: (a) they may purchase securities on margin, as described in restriction 12 below; and (b) from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not in excess of 10% of the value of the Account's total assets, taken at market value at the time of borrowing.

         The Growth, Equity Index, and Inflation-Linked Bond Accounts will not borrow money, except: (a) they may purchase securities on margin, as described in restriction 12 below; and (b) (i) from banks only in amounts not in excess of 33 1/3% of the Account's total assets taken at market value at the time of borrowing, or (ii) for temporary purposes in an amount not exceeding 5% of the Account's total assets taken at market value at the time of borrowing.

         Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for an Account; nevertheless, any bank borrowings by an Account may, depending on market conditions, affect investment returns;

         4. None of the Accounts will underwrite the securities of other companies, except as it may be deemed to do so in a sale of restricted portfolio securities;

         5. None of the Accounts will, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one primary dealer) other than securities issued or guaranteed by the United States Government, or its agencies or instrumentalities;

         6. None of the Accounts will, with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

         7. None of the Accounts will make an investment in an industry if after giving effect to that investment the Account's holding in that industry would exceed 25% of the Account's total assets--this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, and, with respect to the Money Market Account, to certificates of deposit, or securities issued or guaranteed by domestic banks and branches of domestic banks and savings and loan associations and savings banks; utilities will be divided according to their services (so that, for example, gas distribution and transmission, electric, and telephone each will be considered a separate industry);

         8. Neither the Stock, the Global Equities, the Growth, the Equity Index, nor the Money Market Accounts will purchase real estate or mortgages directly, although the Bond Market, Inflation-Linked Bond and Social Choice Accounts may purchase or hold real estate or mortgages directly, subject to investment restriction 14 on page B- (relating to illiquid investments); the Stock, Global Equities, Growth and Social Choice Accounts may, however, buy shares of real estate investment trusts listed on stock exchanges or reported on the NASDAQ system, and the Accounts may buy pass-through mortgage securities and securities collateralized by mortgages;

         9. None of the Accounts will purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

         10. None of the Accounts will invest more than 5% of its total assets in the securities of any one investment company; an Account may not own more than 3% of an investment company's outstanding voting securities, and total holdings of investment company securities may not exceed 10% of the value of an Account's total assets (the SEC staff takes the position that although certain issuers of collateralized mortgage obligations may be investment companies, an Account's ability to acquire collateralized mortgage obligations of such issuers would not be subject to these restrictions);

         11. None of the Accounts will make loans, except: (a) that the Stock and Money Market Accounts may make loans of portfolio securities (not exceeding 20% of the value of their total assets), and the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond, and Social Choice Accounts may make loans of portfolio securities not exceeding 33 1/3% of the value of their total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements (the purchase of publicly-traded debt obligations not being considered the making of a loan); (c) to the extent authorized under the certificates, loans to Participants in amounts not greater than the value of their accumulations, to the extent permitted by law; (d) privately-placed debt securities may be purchased; or (e) participation interests in loans, and similar investments, may be purchased;

         12. None of the Accounts will purchase any security on margin (except that an Account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities);

         13. Neither the Stock nor the Money Market Account will purchase or sell options or futures except those listed on a domestic or foreign securities, options or commodities exchange; however, the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond and Social Choice Accounts may purchase or sell options or futures which are not listed on an exchange; or

         14. None of the Accounts will invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, and other illiquid investments, except that the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond, or Social Choice Accounts may invest to a greater extent in such investments if, and to the extent, permitted by law.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

DESCRIPTION OF CORPORATE BOND RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS OF MOODY'S INVESTORS
SERVICE, INC.:

AAA-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF CORPORATE BOND RATINGS OF STANDARD & POOR'S
RATINGS GROUP:

AAA-Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is very strong.

AA-Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C-Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB-Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B-Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC-Debt rated 'CCC' has currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC-The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C-The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI-The rating 'CI' is reserved for income bonds on which no interest is being paid.

D-Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (--): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Generally, investment-grade debt securities are those rated 'Baa3' or higher by Moody's or 'BBB--' or higher by Standard & Poor's.

DESCRIPTION OF FIXED-INCOME INSTRUMENTS

U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; and Treasury bonds can be issued with any maturity period but generally have a maturity of greater than ten years. Agencies of the United States Government which issue or guarantee obligations include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, banks of the Farm Credit System, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Intermediate Credit Banks, Federal Land Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations and savings banks against funds deposited in the issuing institution.

TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received. Certain time deposits may be considered illiquid.

BANKERS' ACCEPTANCES. A bankers' acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days.

VARIABLE RATE, FLOATING RATE, OR VARIABLE AMOUNT SECURITIES. Variable rate, floating rate, or variable amount securities are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

CORPORATE DEBT SECURITIES. Debt issued by a corporation that pays interest and principal to the holders at specified times.

ASSET-BACKED SECURITIES. Asset-backed securities are securities which represent an undivided fractional interest in a trust whose assets generally consist of mortgages, motor vehicle retail installment sales contracts, or other consumer-based loans.

PARTICIPATION INTERESTS IN LOANS. A participation interest in a loan entitles the purchaser to receive a portion of principal and interest payments due on a commercial loan extended by a bank to a specified company. The purchaser of such an interest has no recourse against the bank if payments of principal and interest are not made by the borrower and generally relies on the bank to administer and enforce the loan's terms.

INTERNATIONAL ORGANIZATION OBLIGATIONS. International organization obligations include obligations of those organizations designated or supported by U.S. or foreign government agencies to promote economic reconstruction and development or international banking, and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank.

INFLATION-INDEXED SECURITIES. Fixed-income instruments of varying structures and maturities whose returns are designed to track a specified inflation index over the life of the instrument, by periodically adjusting the principal and/or interest paid on the instrument to reflect changes in the specified inflation index.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

OPTIONS AND FUTURES

The Accounts may engage in options and futures strategies to the extent permitted by the New York State Insurance Department and subject to SEC and Commodity Futures Trading Commission ("CFTC") requirements. It is not the intention of the Accounts to use options and futures strategies in a speculative manner but rather to use them primarily as hedging techniques or for cash management purposes.

OPTIONS. Option-related activities could include (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) the buying of covered put option contracts, and the selling of put option contracts to close out a position acquired through the purchase of such options; and (3) the selling of call option contracts or the buying of put option contracts on groups of securities and on futures on groups of securities and the buying of similar call option contracts or the selling of put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and an Account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. As the seller of a call option, an Account has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option benefits an Account if over the option period the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Account risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

An Account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option which it had previously sold on that security. Depending on the premium for the call option purchased by the Account, the Account will realize a profit or loss on the transaction. A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option an Account, as purchaser, pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by an Account, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

An Account may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the Account, the Account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of an Account's portfolio of securities. To the extent that an Account's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before an Account deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

FUTURES. To the extent permitted by applicable regulatory authorities, an Account may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of an Account against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract--assuming a "long" position--an Account legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract assuming a "short" position it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by an Account usually will be liquidated in this manner, an Account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions simply are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the Stock, Global Equities, Growth, Equity Index, or Social Choice Accounts with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the Stock, Global Equities, Growth, Equity Index or Social Choice Account may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, these Accounts can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, these Accounts will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by an Account upon the purchase or sale of a futures contract. Initially, the Account will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Account upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Stock Account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Stock Account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Stock Account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Account may elect to close the position by taking an opposite position which will operate to terminate the Account's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Stock Account, and the Account realizes a loss or a gain. All margin payments will be made to a custodian in the broker's name.

The risks inherent in the purchase or sale of stock index futures are, in a general sense, similar to the risks inherent in the purchase or sale of bond index futures. A bond index assigns relative values to the bonds included in the index. The index fluctuates with changes in the market values of those bonds included, and the parties to the bond index futures contract agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. No physical delivery of the underlying bonds in the index is made.

There are several risks in connection with the use by an Account of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. CREF will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in its judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of an Account's portfolio securities or instruments sought to be hedged.

Successful use of futures contracts by an Account for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where an Account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Account's portfolio may decline. If this occurred, the Account would lose money on the futures and also experience a decline in value in its portfolio investments. However, CREF believes that over time the value of the Account's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the Account has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Investment Management still may not result in a successful hedging transaction over a very short time period.

The Accounts may also use futures contracts and options on futures contracts to manage their cash flow more effectively. To the extent that an Account enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed five percent of the liquidation value of each Account's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such five percent).

Options and futures transactions may increase an Account's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN ISSUED"
SECURITIES

The Accounts may enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Accounts may purchase, for example, new issues of fixed-income instruments on a "when issued" basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Accounts may invest in asset-backed securities on a delayed delivery basis. This reduces the Accounts' risk of early repayment of principal, but exposes the Accounts to some additional risk that the transaction will not be consummated. When the Accounts enter into firm commitment agreements, liability for the purchase price and the rights and risks of ownership of the securities accrue to the Accounts at the time they become obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Accounts to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Accounts are obligated to purchase such securities they will be required to segregate assets (see "Segregated Accounts," page ). An Account will not purchase securities on a "when issued" basis if, as a result, more than 15% of the Account's net assets would be so invested.

PASS-THROUGH SECURITIES

The Accounts may invest in mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions. In connection with these investments, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose the Account to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Account, the maturity of each of these securities will be the average life of such securities based on the most recent or estimated annual prepayment rate.

LENDING OF SECURITIES

Subject to investment restriction 11(a) on page B- (relating to loans of portfolio securities), an Account may lend its securities to brokers and dealers that are not affiliated with CREF, are registered with the Commission and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, an Account will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily. The Account lending its securities will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Account by the borrower of the securities. Such loans will be terminable by the Account at any time and will not be made to affiliates of CREF. CREF may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. An Account may pay reasonable fees to persons unaffiliated with the Account for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

REPURCHASE AGREEMENTS

Repurchase agreements have the characteristics of loans by an Account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement the Account retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Account's seller to deposit with the Account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Accounts will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by CREF and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Account would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Account; in such event the Account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

CURRENCY TRANSACTIONS


The value of the Accounts' assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Accounts may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Accounts may engage in foreign currency transactions in connection with their investments in foreign securities. These transactions may also let us "lock in" exchange rates when buying or selling foreign securities. The Accounts will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain which might result should the value of such currency increase.


The Accounts will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, the Account is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, an Account may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging". Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, an Account may enter into a forward contract to buy that foreign currency for a fixed dollar amount. The Accounts may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, an Account holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect an Account against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The Accounts may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, an Account may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave an Account in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that CREF will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder. There is no express limitation on the percentage of an Account's assets that may be committed to foreign currency exchange contracts. The Accounts will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where the Account would be obligated to deliver an amount of foreign currency in excess of the value of the Account's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that the Account's investment adviser believes will correlate closely to the currency's price movements. The Accounts generally will not enter into forward contracts with terms longer than one year.

SWAP TRANSACTIONS

The Accounts may, to the extent permitted by the New York State Insurance Department and the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into swap transactions, an Account may be able to protect the value of a portion of its portfolio against declines in market value. An Account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. An Account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Account. However, there can be no assurance that the return an Account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While an Account will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, CREF would be limited to contractual remedies under the swap agreement. There can be no assurance that CREF will succeed when pursuing its contractual remedies. To minimize an Account's exposure in the event of default, the Accounts will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When an Account enters into swap transactions on a net basis, the net amount of the excess, if any, of the Account's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Account's custodian. To the extent an Account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Account's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. (See "Segregated Accounts" below.)

Swap agreements are considered to be illiquid by the SEC staff and will be subject to the limitations on illiquid investments described above (see page B- ).

To the extent that there is an imperfect correlation between the return an Account is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. An Account therefore will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the Accounts to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, an Account's portfolio.

SEGREGATED ACCOUNTS

In connection with when-issued securities, firm commitment agreements, forward purchases of foreign currencies and certain other transactions in which CREF incurs an obligation to make payments in the future, CREF may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, United States Government securities or other appropriate high grade debt obligations as may be permitted by law.

SPECIAL CONSIDERATIONS AFFECTING FOREIGN INVESTMENTS

As described more fully in the Prospectus, certain CREF Accounts may invest in foreign securities including those in emerging markets. In addition to the general risk factors discussed in "Foreign Investments" on page of the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments.

INVESTMENT IN EUROPE

The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 507 million consumers, which makes it much larger than either the United States or Japanese market. European businesses compete both nationally and internationally in a wide range of industries, and recent political and economic changes throughout Europe are likely to further expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated in the "new" Europe that may result. However, many of the anticipated changes involve synthesizing or changing a wide array of economic and political systems, and there can be no guarantee that such changes will occur as anticipated or will have results that investors would regard as favorable.

THE EUROPEAN UNION. The European Union ("EU") consists of Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom (the "EU Nations"), with a total population exceeding 374 million. The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, it is expected that such achievement will increase efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. In addition, efforts to achieve monetary union have effected a dramatic decline in interest rates for some prospective members which is expected to have important positive consequences for these economies and their financial markets. Uncertainties with regard to the achievement of these goals and their extensive ramifications represent important risk considerations for investors in these countries.

EUROPEAN FREE TRADE ASSOCIATION. The European Free Trade Association ("EFTA") consists of Iceland, Liechtenstein, Norway and Switzerland. These entities have also worked to expand trade through the lowering or abolition of tariffs between member countries. A major goal of the EFTA countries has been a more structured partnership with the EU and the formation of a European Economic Area, with the aim of developing such a partnership to coincide with the establishment of the EU's unified market.

EASTERN EUROPE. A number of Eastern European nations and former republics of the U.S.S.R. are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems and to further liberalize their economies. However, these changes will invariably take time and may result in a high degree of social, economic, or political unpredictability uncertainty or instability over the short- or long-term. Thus, although unique investment opportunities may be presented, they may entail a high degree of risk.


INVESTMENT IN THE PACIFIC BASIN


The economies of the Pacific Basin vary widely in their stages of economic development. Some (such as Japan, Australia, Singapore, and Hong Kong) are considered advanced by Western standards; others (such as Thailand, Indonesia, and Malaysia) are considered "emerging" --shifting from natural resource and agriculture based systems to more technologically advanced systems oriented toward manufacturing and services. The major reform of China's economy and polity continues to be an important stimulus to economic growth internally, and, through trade, across the region. Intra- regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world, maintaining extensive trade relationships throughout the region,and globally.

Beginning in the latter half of 1997, currency crises in several countries in the region have resulted in massive depreciations of the local currency against the U.S. dollar reducing the value of investments in those countries when translated into dollar terms. The consequences of such events often involve significantly slower rates of economic growth and higher inflation rates than previously expected, with associated adverse behavior in equity markets. Among those countries, Thailand, Indonesia and South Korea have invited the International Monetary Fund to provide advice and financial assistance in an effort to stabilize and restructure these economies in order to rationalize their financial structures and re-establish satisfactory rates of economic growth. There can be no assurance that any such program will be successful. Nor can there be any assurance that the difficulties experienced by any of these countries will not affect in varying degrees other countries in the region, or elsewhere in the world. Potential policy miscalculations could pose important additional risks to equity investors in any of these economies.


INVESTMENT IN CANADA

Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the United States. The U.S. and Canada have entered into the U.S. - Canada Free Trade Agreement which, over a 10-year period from 1989, will remove trade barriers affecting all important sectors of each country's economy. In addition, the U.S., Canada, and Mexico have established the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of all three countries. Uncertainty regarding the longer - run political structure of Canada is an added risk to investors.

INVESTMENT IN LATIN AMERICA


Latin America (including Mexico, Central and South America and the Caribbean) has a population of approximately 489 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through the NAFTA agreement, between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uraguay, with Chile as an associate member. Political uncertainty, relatively high inflation, restrictions on international capital flows, and intermittent problems with capital flight, however, remain important concerns for some countries in the region - exacerbating the risks in these equity markets. As a result, Latin America equity markets have been extremely volatile. Efforts to stimulate these economies through privatization, and fiscal and monetary reform have been met with some success with gains in output growth, and slowing rates of inflation. These efforts may result in attractive investment opportunities. However, there can be no assurance that these or other changes will bring about results investors would regard as favorable.


OTHER REGIONS

There are developments in other regions and countries around the world which could lead to additional investment opportunities. CREF will monitor these developments and may invest when appropriate. The Stock Account already invests in other regions.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

CREF has been an industry leader in devising investment strategies for retirement investing, including developing sophisticated research methods and dividing a portfolio into segments, some designed to track the U.S. markets as a whole and others that are actively managed and selected for their investment potential.

The Accounts may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, irrespective of how these actions may affect the weight of the particular securities in an Account's portfolio.

PORTFOLIO TURNOVER

The transactions engaged in by the Accounts are reflected in the Accounts' portfolio turnover rates. The rate of portfolio turnover for each Account is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Account's portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Account and ultimately by the Account's Participants. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time if investment judgment or account operations make a sale advisable.


The Stock Account has no fixed policy with respect to portfolio turnover. In general, however, this Account historically has maintained a portfolio turnover rate that is low in comparison to most equity mutual funds. However, to the extent that investment experience, changing economic conditions, or the availability of transferability and cash distributions so require, this Account may, consistent with its stated investment objective and policies, experience a higher portfolio turnover rate. The Stock Account's portfolio turnover rates for 1997 and 1996 were % and %, respectively.

The Global Equities Account has no fixed policy on portfolio turnover. The portfolio turnover rates for that Account for 1997 and 1996 were % and %, respectively.

The Growth Account has no fixed policy on portfolio turnover. The portfolio turnover rates for that Account for 1997 and 1996 were % and %, respectively.

The Equity Index Account has no fixed policy on portfolio turnover. The portfolio turnover rates for that Account for 1997 and 1996 were % and %, respectively.


The Bond Market Account is expected to experience a higher portfolio turnover rate when interest rates are volatile and CREF restructures the portfolio to conserve capital or to secure higher returns. Turnover level could be relatively low during periods when interest rates are stable. The portfolio turnover rates for the Bond Market Account in 1997 and 1996 were % and %, respectively. These rates result in part from using a technique called "mortgage rolls", which involves the purchase and sale of delayed-delivery mortgage securities.

The Inflation-Linked Bond Account has no fixed policy on portfolio turnover. The portfolio turnover rate for Account in 1997 was %.

The Social Choice Account has no fixed policy on portfolio turnover. The portfolio turnover rates for that Account in 1997 and 1996 were % and %, respectively.


No portfolio turnover rate is calculated for the Money Market Account due to the short maturities of the instruments purchased.

Because a higher portfolio turnover rate will increase brokerage costs to the Accounts, each Account will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions.

VALUATION OF ASSETS

The assets of each Account are valued as of the close of each valuation day.

THE STOCK ACCOUNT

Investments for which market quotations are readily available are valued at the market value of such investments, which is determined as follows:

         Equity securities listed or traded on the New York Stock Exchange or the American Stock Exchange are valued based on their last sale price on such exchange on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Equity securities which are listed or traded on any other exchange are valued in a comparable manner on the principal exchange where traded.

         Equity securities traded in the United States over-the-counter market are valued based on the last sale price on the date of valuation for NASDAQ National Market System securities, or at the mean of the closing bid and asked prices if no sale is reported. Other U.S.
         over-the-counter equity securities are valued at the mean of the closing bid and asked prices.

         Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by these Accounts. If events materially affecting the value of foreign investments (as determined in our sole discretion) occur between the time when their price is determined and the time the Account's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole.

         Equity securities traded in the United States may also be valued at fair value as determined in good faith by the Finance Committee of the Board if events materially affecting the value of a domestic investment (as determined in our sole discretion) occur between the time when its price is determined and the time the Account's net asset value is calculated.


To the extent the Stock Account owns debt instruments (including money market instruments), they will be valued in accordance with the procedures set forth for such instruments for the Bond Market Account (described below).

THE GLOBAL EQUITIES, GROWTH AND EQUITY INDEX ACCOUNTS


Equity securities for the Global Equities, Growth and Equity Index Accounts are valued in accordance with the procedures followed by the Stock Account for those securities. To the extent the Global Equities, Growth and Equity Index Accounts own debt instruments (including money market instruments), they will be valued in accordance with the procedures set forth for such instruments for the Bond Market Account (described below).


THE BOND MARKET ACCOUNT

For the Bond Market Account, fixed-income securities (including money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Values for money market instruments with maturities of one year or less will be obtained from either one or more of the major market makers or from one or more of the financial information services for the securities to be valued. For securities with maturities longer than one year, these values will be derived utilizing an independent pricing service when such prices are believed to reflect the fair value of these securities. To the extent the Bond Market Account owns any equity or foreign securities, they will be valued in accordance with the procedures followed by the Stock Account for those securities, as described on page B- . We use an independent pricing service to value securities with maturities longer than one year, except when we believe prices don't accurately reflect the security's fair value.

THE INFLATION-LINKED BOND ACCOUNT

For the Inflation-Linked Bond Account, debt instruments (including money market instruments) are valued in accordance with the procedures set forth for the Bond Market Account (described above). To the extent the Inflation-Linked Bond Account owns any equity or foreign securities, they will be valued in accordance with the procedures followed by the Stock Account for those securities, as described on page B- . We use an independent pricing service to value securities with maturities longer than one year, except when we believe prices don't accurately reflect the security's fair value.

THE SOCIAL CHOICE ACCOUNT

For the Social Choice Account, equity securities are valued in accordance with the procedures followed by the Stock Account for those securities. Those procedures are described on page B- . Debt instruments (including money market instruments) are valued in accordance with the procedures set forth for the Bond Market Account (described above).

THE MONEY MARKET ACCOUNT

Except as set forth above, money market instruments for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality, and type) obtained from either one or more of the major market-makers or from one or more of the financial information services for the securities to be valued. Short-term money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis; provided, however, that if the valuation determined using the amortized cost method for such securities is materially different from the actual market value, then such short-term money market instruments will be valued at market value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant proportionate amortization in value until maturity of the discount or premium is assumed.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole. (see "Management," below).


OPTIONS

Portfolio investments underlying options are valued as described above. Stock options written by the Stock, Global Equities, Growth, Equity Index, and Social Choice Accounts are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the Stock, Global Equities, Growth, Equity Index, and Social Choice Accounts' net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when an Account writes a call option, the amount of the premium is included in the Account's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from an Account's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

MANAGEMENT

CREF OVERSEERS, TRUSTEES AND OFFICERS

The names of the Overseers, Trustees and certain officers of CREF and information about their positions with CREF and their principal occupations during the past five years are shown below.


CREF BOARD OF OVERSEERS*                    AGE      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
------------------------                    ---      -----------------------------------------


Lucius J. Barker                            69       William Bennett Munro Professor of
Department of Political Science                      Political Science, Stanford University.
Stanford University                                  Chairperson, Department of Political
Stanford, California 94305                           Science, Stanford University, from 1993
                                                     to 1996.

William G. Bowen                            64       President, The Andrew W. Mellon
The Andrew W. Mellon Foundation                      Foundation.
140 East 62nd Street
New York, New York 10021

Gertrude G. Michelson                       72       Retired since 1992.  Formerly, Senior
R.H. Macy & Co., Inc.                                Vice President, R.H. Macy & Co., Inc.,
151 West 34th Street                                 Senior Advisor, R.H. Macy & Co., Inc.,
New York, New York 10001-2124                        from 1992 to 1994.

Jack W. Peltason                            74       President Emeritus, University of
18 Whistler Court                                    California, since 1995.  Formerly,
Irvine, California 92612-4069                        President, University of California and
                                                     Chancellor, University of California,
                                                     Irvine.

Paul A. Volcker                             70       Formerly, Chairman, Federal Reserve
610 Fifth Avenue                                     Board.  Frederick H. Schultz Professor
Suite 420                                            Emeritus of International Economic
New York, New York  10020                            Policy, Princeton University,
                                                     since 1997.

Clifton R. Wharton, Jr.                     71       Formerly, Chairman and Chief Executive
TIAA-CREF                                            Officer of TIAA and CREF.  Former U.S.
730 Third Avenue                                     Deputy Secretary of State.
New York, New York 10017-3206


-------------
*Also members of TIAA Board of Overseers.

TRUSTEES OF CREF                            AGE      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                            ---      -----------------------------------------


Robert H. Atwell (1)                        67       President Emeritus, American Council on
601 Yardarm Lane                                     Education and Senior Consultant to A.T.
Longboat Key, Florida 34228                          Kearney, since 1996.  Formerly, President,
                                                     American Council on Education.

Elizabeth E. Bailey                         59       John C. Hower Professor of Public Policy
The Wharton School                                   and Management, The Wharton School of the
University of Pennsylvania                           University of Pennsylvania.
Suite 3100
Steinberg-Dietrich Hall
Philadelphia, Pennsylvania
19104-6372

Gary P. Brinson (3)                         54       Member, Group Executive Board, Swiss
Brinson Partners, Inc.                               Bank Corporation, since 1995.  Chief
209 South LaSalle Street                             Investment Officer and Member, Group
Chicago, Illinois 60604-1295                         Executive Committee, Swiss Bank
                                                     Corporation, since 1996.
                                                     President and Chief Investment Officer,
                                                     Brinson Partners, Inc.

Joyce A. Fecske (1)                         51       Vice President Emerita, DePaul University
4800 South Karlov Avenue                             since 1994.  Formerly, Vice President for
Chicago, Illinois 60632-4124                         Human Resources, DePaul University.

Edes P. Gilbert                             66       Head, The Spence School.
The Spence School
22 East 91st Street
New York, New York 10128

Stuart Tse Kong Ho (3)                      62       Chairman and President, Capital Investment
Capital Investment of Hawaii,                        of Hawaii, Inc.  Chairman, Gannett
Inc.                                                 Pacific Corporation.
Suite 1700
733 Bishop Street
Honolulu, Hawaii 96813

Nancy L. Jacob (2)                          55       President and Managing Partner,
Windermere Investment Associates                     Windermere Investment Associates, since
Suite 925                                            January 1997.  Formerly, Chairman and
121 S.W. Morrison Street                             Chief Executive Officer, CTC Consulting,
Portland, Oregon 97204                               Inc. and Executive Vice President, U.S.
                                                     Trust of the Pacific Northwest.


------------
         (1)      Member of Executive Committee
         (2)      Member of Finance Committee
         (3)      Member of Executive and Finance Committees

TRUSTEES OF CREF                            AGE      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                            ---      -----------------------------------------


Marjorie Fine Knowles (2)                   58       Professor of Law, Georgia State
College of Law                                       University College of Law.
Georgia State University
University Plaza
Atlanta, Georgia 30303-3092

Jay O. Light (2)                            56       Professor of Business Administration,
Harvard Business School                              Harvard University Graduate School of
Harvard University                                   Business Administration.
Morgan Hall 489
Soldiers Field
Boston, Massachusetts 02163

Bevis Longstreth (2)                        64       Of Counsel, Debevoise & Plimpton.  Adjunct
Debevoise & Plimpton                                 Professor, Columbia University School of
875 Third Avenue                                     Law.
New York, New York  10022-6225

Robert M. Lovell, Jr. (2)                   67       Founding Partner, First Quadrant L.P.
First Quadrant Corp.                                 Formerly, Chairman and Chief Executive
100 Campus Drive                                     Officer, First Quadrant Corp.
P.O. Box 939
Florham Park, New Jersey 07932-0939

Stephen A. Ross (3)                         54       Sterling Professor of Economics and
Yale School of                                       Finance, Yale School of Management, Yale
Management                                           University.  Co-Chairman, Roll & Ross
Yale University                                      Asset Management Corp.
52 Hillhouse Avenue
New Haven, Connecticut 06520

Eugene C. Sit (2)                           59       Chairman, Chief Executive and Chief
Sit Investment Associates, Inc.                      Investment Officer, Sit Investment
4600 Norwest Center                                  Associates, Inc. and Chairman and
90 South Seventh Street                              Chief Executive Officer, Sit-Kim
Minneapolis, Minnesota 55402-4130                    International Investment Associates, Inc.

Maceo K. Sloan (2)                          48       Chairman, President, and Chief Executive
NCM Capital Management Group, Inc.                   Officer, Sloan Financial Group, Inc. and
Suite 400                                            NCM Capital Management Group, Inc.
103 West Main Street
Durham, North Carolina 27701-3638
------------
         (1)      Member of Executive Committee
         (2)      Member of Finance Committee
         (3)      Member of Executive and Finance Committees


TRUSTEES OF CREF                            AGE      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                            ---      -----------------------------------------


David K. Storrs (2)                         53       President and Chief Executive Officer,
Alternative Investment                               Alternative Investment Group, L.L.C.,
Group, L.L.C.                                        since August 1996.  Adviser to the
65 South Gate Lane                                   President, The Common Fund, from January
Southport, Connecticut 06490                         1996 to October 1996.  President and Chief
                                                     Executive Officer, The Common Fund, from
                                                     1993 to 1996. Formerly, Executive Vice
                                                     President, The Common Fund.


Robert W. Vishny (2)                        39       Eric J. Gleacher Professor of Finance,
University of Chicago                                University of Chicago, Graduate School
Graduate School of Business                          of Business, since 1993.  Founding
1101 East 58th Street                                Partner, LSV Asset Management.
Chicago, Illinois 60637

OVERSEER-OFFICER-TRUSTEE**

John H. Biggs (3)                           61       Chairman and Chief Executive Officer, CREF
                                                     and TIAA, since 1993. President, CREF and
                                                     TIAA, since 1997. President and Chief
                                                     Operating Officer, CREF and TIAA, 1989 -
                                                     1993. Trustee, TIAA-CREF Mutual Funds,
                                                     since 1997.

OFFICER-TRUSTEE**

Martin L. Leibowitz (3)                     61       Vice Chairman and Chief Investment
                                                     Officer, CREF and TIAA, since 1995.
                                                     Trustee and President, TIAA-CREF
                                                     Investment Management, Inc. ("Investment
                                                     Management"), Director and President,
                                                     Teachers Advisors, Inc. ("Advisors") and
                                                     Executive Vice President, TIAA Separate
                                                     Account VA-1, since 1995.  Trustee, TIAA-
                                                     CREF Mutual Funds, since 1997.  Executive
                                                     Vice President, CREF and TIAA, from June
                                                     1995 to November 1995.  Formerly, managing
                                                     director-director of research and a member
                                                     of the executive committee, Salomon
                                                     Brothers, Inc.
Messrs. Biggs, Leibowitz and Longstreth are deemed "interested persons" of
CREF within the meaning of the Investment Company Act of 1940.

------------
**  The address for all CREF Officers is 730 Third Avenue, New York, New York
    10017-3206.
(1) Member of Executive Committee
(2) Member of Finance Committee
(3) Member of Executive and Finance Committees

OTHER OFFICERS**                            AGE      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                            ---      -----------------------------------------


Richard J. Adamski                          56       Vice President and Treasurer, CREF and
                                                     TIAA, since 1991.  Vice President and
                                                     Treasurer, Investment Management, TIAA-
                                                     CREF Individual & Institutional Services,
                                                     Inc. ("Services"), since 1992, Teachers
                                                     Personal Investors Services, Inc. ("TPIS")
                                                     and Advisors, since 1994, and TIAA-CREF
                                                     Mutual Funds since 1997


Richard L. Gibbs                            51       Executive Vice President, CREF, TIAA,
                                                     Investment Management and Services, since
                                                     1993, Advisors since 1994 and TIAA-CREF
                                                     Mutual Funds since 1997.  Vice President,
                                                     Investment Management and Services, from
                                                     1992 to 1993.  Formerly, Vice President,
                                                     Finance, CREF and TIAA

Albert J. Wilson                            65       Vice President and Chief Counsel,
                                                     Corporate Secretary, CREF and TIAA
------------
**  The address for all CREF Officers is 730 Third Avenue, New York, New York
    10017-3206


COMPENSATION OF CREF TRUSTEES


In 1997, the basic annual stipend for trustees who are not officers of CREF ("non-officer Trustees") was $15,000; non-officer Trustees were also paid $1,000 for each board and committee meeting attended. In addition, non-officer trustees who serve as chairpersons of committees receive an additional annual stipend of $3,000. Trustees who are active officers of CREF or TIAA do not receive any additional compensation for their services as trustees.


CREF has adopted a deferred compensation plan for non-officer Trustees. Under that plan, a Trustee who has served at least five years will be paid a lump-sum deferred compensation benefit after leaving the CREF Board. The amount of the lump-sum benefit will be calculated by multiplying the amount of the stipend in effect at the time of his or her termination from the Board by 50 percent, and multiplying that amount by the individual's number of years of service as a CREF Trustee, up to a maximum of twenty years. Trustees receive no other retirement or pension benefits.

The following table discloses the aggregate compensation received from CREF and the amount of the lump-sum deferred compensation benefit accrued as part of CREF's expenses for each non-officer Trustee for the year ended December 31, 1997. No non-officer Trustee receives compensation from any entity that could be deemed part of a fund complex with CREF.

                                      AGGREGATE                 LUMP SUM DEFERRED
                                  COMPENSATION FROM        COMPENSATION BENEFIT ACCRUED          TOTAL COMPENSATION
           NAME                         CREF              AS PART OF CREF EXPENSES (1)            FROM FUND COMPLEX

Robert H. Atwell                      $ 42,952                     $16,088                            $ 43,000
Elizabeth E. Bailey                   $ 46,952                     $10,004                            $ 47,000
Gary P. Brinson                       $ 23,975                     $ 3,029                            $ 24,000
Joyce A. Fecske                       $ 30,966                     $ 2,844                            $ 31,000
Edes P. Gilbert                       $ 33,962                     $12,937                            $ 34,000
Stuart Tse Kong Ho                    $ 28,966                     $ 9,493                            $ 29,000
Nancy L. Jacob                        $ 29,964                     $ 9,748                            $ 30,000
Marjorie Fine Knowles                 $ 35,961                     $10,977                            $ 36,000 (2)
Jay O. Light                          $ 28,964                     $ 7,451                            $ 29,000
Bevis Longstreth                      $ 29,970                     $ 5,215                            $ 30,000
Robert M. Lovell, Jr.                 $ 32,960                     $22,842                            $ 33,000 (2)
Stephen A. Ross                       $ 27,970                     $ 8,248                            $ 28,000 (2)
Eugene C. Sit                         $ 35,957                     $ 6,919                            $ 36,000
Maceo K. Sloan                        $ 40,951                     $ 3,012                            $ 41,000
Harry K. Spindler                     $126,959                     $17,264                            $127,000 (3) (4)
David K. Storrs                       $ 37,953                     $ 3,194                            $ 38,000
Robert W. Vishny                      $ 30,960                     $   762                            $ 31,000


(1)      Assumes service through age 70.
(2) This compensation was not actually paid based on prior election of trustee to defer receipt of payment in accordance with the provisions of a CREF deferred compensation plan for non-officer trustees. This plan was terminated as to future participation effective August 1986. In addition, $696,242, $585,362 and $610,019 has been deferred for prior years' service, including interest, through year-end 1996 for Ms. Knowles, Mr. Lovell and Mr. Ross, respectively.
(3) Includes $90,000 deferred compensation benefit paid to Mr. Spindler in accordance with plan provisions.
(4) Mr. Spindler discontinued his deferred compensation agreement as of December 31, 1993. A total of $455,291 has been deferred for his prior years' service. (This amount includes interest.)

The following table shows the estimated lump-sum deferred compensation benefit payable to each non-officer Trustee when he or she leaves the Board and the years of service used in estimating that benefit.

                                 ESTIMATED LUMP-SUM
                                     DEFERRED                      YEARS OF
       NAME                     COMPENSATION BENEFIT                SERVICE(1)


Robert H. Atwell                    $105,000                          14
Elizabeth E. Bailey                 $150,000                          20
Gary P. Brinson                     $135,000                          18
Joyce A. Fecske                     $150,000                          20
Edes P. Gilbert                     $ 97,500                          13
Stuart Tse Kong Ho                  $112,500                          15
Nancy L. Jacob                      $150,000                          20
Marjorie Fine Knowles               $150,000                          20
Jay O. Light                        $150,000                          20
Bevis Longstreth                    $ 60,000                           8
Robert M. Lovell, Jr.               $150,000                          20
Stephen A. Ross                     $150,000                          20
Eugene C. Sit                       $127,500                          17
Maceo K. Sloan                      $150,000                          20
Harry K. Spindler                   $ 90,000 (2)                      12
David K. Storrs                     $150,000                          20
Robert W. Vishny                    $150,000                          20


(1)  Assumes Trustee leaves the Board at age 70.
(2)  Deferred compensation benefit paid in accordance with plan provisions.



INVESTMENT ADVISORY AND RELATED SERVICES


Investment advisory services and related services for the Accounts are provided on an at-cost basis by personnel of TIAA- CREF Investment Management LLC ("Investment Management"). Investment Management is a nonprofit subsidiary of TIAA, CREF's companion organization, and is registered as an investment adviser under the Investment Advisers Act of 1940. Investment Management manages the investment and reinvestment of the assets of each Account, subject to the direction and control of the Finance Committee of the Board of Trustees and in accordance with the responsibilities of the Board as a whole. The advisory personnel of Investment Management perform all research, make recommendations, and place orders for the purchase and sale of securities. Investment Management also provides for all portfolio accounting, custodial and related services for the assets of each Account.

As described in the Prospectus, a daily deduction from the net assets of each Account is made at an annual rate of . % for the Stock Account, . % for the Global Equities Account, . % for the Growth Account, . % for the Equity Index Account, . % for the Bond Market Account, . % for the Inflation-Linked Bond Account, . % for the Social Choice Account, and . % for the Money Market Account, for expenses related to the management of the assets of the Accounts. The total dollar amounts of expenses for the Stock Account attributable to these services during 1997, 1996, and 1995 were $ , $ , and $ , respectively. During 1997, 1996 and 1995, the total dollar amounts of expenses for the Global Equities Account were $ , $ and $ , respectively. During

1997, 1996, and 1995, the total dollar amounts of expenses for the Growth Account were $ , $ , and $ , respectively. During 1997, 1996 and 1995, the total dollar amounts of expenses for the Equity Index Account were $ , $ , and $ , respectively. During 1997, 1996 and 1995, the total dollar amounts of expenses for the Bond Market Account were $ , $ , and $ , respectively. During 1997 (May 1 to December 31), the total dollar amount of expenses for the Inflation-Linked Bond Account was $ . During 1997, 1996 and 1995, the total dollar amounts of expenses for the Social Choice Account were $ , $ and $ , respectively. The total dollar amounts of expenses for the Money Market Account attributable to these services during 1997, 1996, and 1995 were $ , $ and $ , respectively.


CUSTODY OF PORTFOLIO

The custodians for the assets of the Accounts are as follows:

STOCK, GLOBAL EQUITIES, GROWTH, AND EQUITY INDEX ACCOUNTS. Bankers Trust Company, 16 Wall Street, New York, New York 10015, acts as the custodian for all of these accounts' domestic assets. It also acts as custodian for certain Japanese securities through subcustodial arrangements. The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245 is responsible for the custody of all foreign securities and other foreign assets, other than those held by Bankers Trust. These securities are held in foreign branches of The Chase Manhattan Bank or in the sub- custody of either foreign banks or trust companies that are members of The Chase Manhattan Bank's global custody network or foreign depositories used by such members.

In addition, certain of CREF's assets are held by Canada Trust Company, 320 Bay at Adelaide, Toronto, Ontario M5H 2P6, Canada, pursuant to an indenture agreement with CREF.

BOND MARKET ACCOUNT. Bank of New York, One Wall Street, New York, New York 10286 acts as the custodian for all assets of the Bond Market Account.

INFLATION-LINKED BOND ACCOUNT. Bank of New York, One Wall Street, New York, New York 10286 acts as the custodian for all assets of the Inflation-Linked Bond Account.

SOCIAL CHOICE ACCOUNT. Bank of New York, One Wall Street, New York, New York 10286 acts as the custodian for the bonds and money market instruments held by the Social Choice Account. Bankers Trust Company, 16 Wall Street, New York, New York 10015, acts as the custodian for the equities held by the Social Choice Account.

MONEY MARKET ACCOUNT. Bank of New York, One Wall Street, New York, New York 10286 acts as the custodian for all assets of the Money Market Account.

AUDITORS


Ernst & Young LLP, New York, New York, serves as CREF's independent auditors and, in that regard, provides general auditing services for CREF.


BROKERAGE ALLOCATION

Investment Management is responsible for decisions to buy and sell securities for the Accounts as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is Investment Management's intention to place brokerage orders with the objective of obtaining the best price, execution and available data. When purchasing or selling securities traded on the over-the-counter market, Investment Management generally will execute the transaction with a broker engaged in making a market for such securities. When Investment Management deems the purchase or sale of a security to be in the best interests of more than one Account, it may, consistent with its fiduciary obligations, aggregate the securities to be sold or purchased. When Investment Management deems the purchase or sale of a security to be in the best interests of an account, its personnel also may, consistent with their fiduciary obligations, decide to buy or sell a security for that account at the same time as for (i) an account of TIAA Separate Account VA-1 that they may also be managing on behalf of Teachers Advisors, Inc., an investment adviser also affiliated with TIAA, or (ii) any other investment company whose assets Investment Management may be managing. In those events, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Investment Management to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the Accounts. Currently, some foreign brokerage commissions are fixed under the local law and practice. There is, however, an ongoing trend to adopt a new system of negotiated commissions in many countries.

Transactions in fixed-income instruments with dealers generally involve spreads rather than commissions. That is, the dealer generally functions as a principal, generating income from the spread between the dealer's purchase and sales prices, rather than as a broker, charging a proportional or fixed fee.

Investment Management will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. Investment Management follows guidelines established by CREF for the placing of orders with brokers providing such services.


In 1997, the aggregate amount of brokerage commissions paid by the Stock, the Global Equities, and the Growth Accounts to such brokers as a result of such allocations was $28,485,458, $8,032,515 and $2,315,264, respectively. Research or services obtained for one Account may be used by Investment Management in managing the other Accounts. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with Investment Management's fiduciary obligations to the other Accounts.

Research or services obtained for TIAA Separate Account VA-1 or TIAA-CREF Mutual Funds may be used by personnel of Teachers Advisors, Inc. who also manage the CREF Accounts for Investment Management. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Teachers Advisors, Inc.

The aggregate amount of brokerage commissions paid by the Stock Account during 1997, 1996, and 1995 was $40.5 million, $40.9 million and $38.0 million, respectively. The aggregate amount of brokerage commissions paid by the Global Equities Account in 1997, 1996 and 1995 was $10.5 million, $7.9 million and $5.2 million, respectively. The aggregate amount of brokerage commissions paid by the Growth Account in 1997, 1996 and 1995 was $2.9 million, $1.4 million and $770,000, respectively. The aggregate amount of brokerage commissions paid by the Equity Index Account in 1997, 1996, and 1995 was $179,756, $172,127, and $145,800, respectively. The aggregate amount of brokerage commissions paid by the Social Choice Account in 1997, 1996 and 1995 was $25,648, $61,844 and $50,000, respectively. No brokerage commissions were paid by the Money Market Account, the Bond Market Account, or the Inflation-Linked Bond Account during 1997, 1996 or 1995.

During 1997, the CREF Accounts acquired securities of certain of their regular brokers or dealers or their parents, where the parent derives more than 15% of its total income from securities related activities. These entities and the securities held by the Accounts as of December 31, 1997, are set forth below:

STOCK ACCOUNT

A.  REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

    Jefferies & Co., Inc.
    (Parent--Jefferies Group, Inc.)                       $     57,312

    Merrill Lynch, Pierce, Fenner & Smith
    (Parent--Merrill Lynch & Co., Inc.)                   $214,435,666

    Morgan Stanley & Co., Inc.
    (Parent--Morgan Stanley, Dean Witter, Discover)       $242,626,059

    SBC Warburg Inc.
    (Parent--Swiss Bank Corp.)                            $ 39,033,546

    UBS Securities Inc.
    (Parent--Union Bank of Switzerland)                   $ 64,797,835


B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS
    PRINCIPAL

GLOBAL EQUITIES ACCOUNT

A.  REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID


    ABN Amro Chicago Corp.
    (Parent--ABN Amro Holdings NV)                       $  3,860,335

    CS First Boston Corp.
    (Parent--Credit Suisse Group)                        $  4,545,566

    Merrill Lynch, Pierce, Fenner & Smith
    (Parent--Merrill Lynch & Co., Inc.)                  $  1,334,756

    UBS Securities Inc.
    (Parent--Union Bank of Switzerland)                  $  7,991,313


B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS
    PRINCIPAL

GROWTH ACCOUNT

A.  REGULAR BROKER OR DEALER BASED ON COMMISSIONS PAID


    Jefferies & Co., Inc.
    (Parent--Jefferies Group, Inc.)                           $    188,312

    Lehman Brothers, Inc.
    (Parent--Lehman Brothers Holdings, Inc.)                  $    484,500




B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS
    PRINCIPAL

                                      NONE

EQUITY INDEX ACCOUNT

A.  REGULAR BROKER OR DEALER BASED ON COMMISSIONS PAID

    Bear Stearns & Co., Inc.
    (Parent--Bear Stearns & Co., Inc.)                          $  1,581,797

    Morgan (J.P.) Securities Inc.
    (Parent--Morgan (J.P.) & Co., Inc.)                         $  4,673,025



B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS
    PRINCIPAL

BOND MARKET ACCOUNT

A.  REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

                                      NONE

B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS
    PRINCIPAL


                                      NONE







INFLATION-LINKED BOND ACCOUNT


A.






B.

SOCIAL CHOICE ACCOUNT

A.  REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

                                      NONE

B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS
    PRINCIPAL





MONEY MARKET ACCOUNT

A.  REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

                                      NONE


B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS
    PRINCIPAL

                                      NONE



PERFORMANCE INFORMATION

TOTAL RETURN INFORMATION FOR THE ACCOUNTS

Total return quotations for the Accounts may be advertised. Total return quotations will reflect all aspects of an Account's return. Average annual total returns are determined by finding the average annual compounded rates of return over the 1, 5, and 10 year periods that reflect the growth (or decline) in value of a hypothetical $1,000 investment made at the beginning of the 1, 5, or 10 year period through the end of that period, according to the following formula:

                           P(1+T)n = EV
         where:            P   = hypothetical initial payment of $1,000
                           T   = average annual total return
                           n   = number of years in the period
                           EV  = ending value of the hypothetical investment
                                 at the end of the 1, 5, or 10 year period.

To derive the total return quotations from this formula, the percentage net change in the value of the $1,000 investment from the beginning of the 1, 5, or 10 year period to the end of such period ("cumulative total return") is determined. Cumulative total returns simply reflect the change in value of an investment over a stated period. Since the accumulation unit value is a "total return" unit value that reflects the investment experience of the Account and all expense deductions made against the assets of the Account, the ending value, or EV, of the $1,000 hypothetical investment is determined by applying the percentage change in the accumulation unit value over the period to the hypothetical initial payment of $1,000 less the current deductions from premiums (0%). CREF then solves the equation for T to derive the average annual compounded rate of return for the Accounts over the span of 1, 5, or 10 years, and the resulting "total return" quotation is carried out to the nearest hundredth of one percent.


YIELD INFORMATION FOR THE BOND MARKET AND INFLATION-LINKED BOND
ACCOUNTS

Yield quotations for the Bond Market and Inflation-Linked Bond Accounts may be made available, including yield quotations based upon the thirty day (or one month) period ended on the date of calculation, computed by dividing the net investment income attributable to the accumulation fund for the Account by the value of a hypothetical accumulation on the last day of the period, according to the following formula:

                            YIELD = 2[( a-b +1) 6 -1]
                                        ---
                                        cd

         where:  a = interest and dividends attributable to the accumulation fund earned during the period
                 b = expense deductions incurred during the period c = average daily number of accumulation units outstanding during the period
                 d = accumulation unit value on the last day of the period

Any yield quoted should not be considered a representation of the yield of the Bond Market or Inflation-Linked Bond Account in the future.



YIELD INFORMATION FOR THE MONEY MARKET ACCOUNT

Yield quotations for the Money Market Account, including yield quotations based upon the seven-day period ended on the date of calculation, may also be made available. These yield quotations are based on a hypothetical pre-existing account with a balance of one accumulation unit. In arriving at any such yield quotations, the net change during the period in the value of that hypothetical account is first determined. Such net change includes net investment income attributable to portfolio securities but excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation (which are included in the calculation of accumulation and annuity unit values). For this purpose, net investment income includes accrued interest on portfolio securities, plus or minus amortized premiums or purchase discount (including original issue discount), less all accrued expenses. Such net change is then divided by the value of that hypothetical account at the beginning of the period to obtain the base period return, and then the base period return is multiplied by 365/7 to annualize the current yield figure which is carried to at least the nearest hundredth of one percent.

The effective yield of the Money Market Account for the same seven-day period may also be disclosed. The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the Account's investments, and is calculated by the use of the following formula:

         Effective Yield = (Base Period Return + 1)365/7 -1

The Money Market Account's yield fluctuates, unlike many bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one period's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of instruments held in the portfolio, changes in interest rates on money market instruments, portfolio expenses, and other factors. In addition, the values of accumulation and annuity units will fluctuate.

INFLATION-ADJUSTED RETURN AND YIELD INFORMATION FOR THE
INFLATION-LINKED BOND ACCOUNT

In addition to making available the "nominal" return and yield information described above for the Inflation-Linked Bond Account, we may also make available inflation-adjusted or "real" return and yield information for the Account. This inflation-adjusted or "real" return and yield information will help Participants track the performance of the Account vis a vis inflation by separating out the return or yield for the Account over and above the inflation rate. For example, if you buy a bond paying a 7% nominal rate and inflation over the next year is 5%, your "real" rate of return would be 2%. We would calculate the "real" yield for the Account by using the 30-day yield formula that we use for the Bond Market Account set forth on page B- and adapting it as follows:


                                    a      - b
                  YIELD real = 2[(  REAL        +1) 6  -1]
                                    ------
                                     cd


where a (real) = the sum of the total nominal cash flows for all bonds, discounted for inflation over a thirty day period in accordance with the following formula:


                        a (real) = a - a (oU.S. CPI - U)


where U.S. CPI - U = percentage change in the U.S. inflation rate over a thirty day period as measured by the change in the Consumer Price Index For Urban Consumers during that period.

We would calculate "real" return information for the Account by using the formula that we currently use to calculate total return for the CREF accounts set forth on page . In order to calculate real return, however, we would need to calculate the accumulation unit value in real terms by discounting the nominal accumulation unit value (AUV) by the change in the U.S. inflation rate during the applicable period. To do this, we would use the following formula:

                       oAUV (real) = oAUV - oU.S. CPI - U


where U.S. CPI - U = percentage change in the U.S. inflation rate over a thirty day period as measured by the change in the Consumer Price Index for Urban Consumers during that period.


Set forth below is total return information for the Accounts, which reflects all deductions made from the assets in the Accounts, applied to a hypothetical investment of $1,000 in each of the Accounts:



                                                    STOCK ACCOUNT
                                                    -------------

                                      AVERAGE ANNUAL
                                      COMPOUND RATES         CUMULATIVE RATES
PERIOD                                OF TOTAL RETURN         OF TOTAL RETURN
------                                ---------------        ----------------
1 year
(January 1, 1997 to December 31, 1997)       %                       %
5 years
(January 1, 1993 to December 31, 1997)       %                       %
10 years
(January 1, 1988 to December 31, 1997)       %                       %




                                                 GLOBAL EQUITIES ACCOUNT
                                                 -----------------------

                                             AVERAGE ANNUAL
                                             COMPOUND RATES     CUMULATIVE RATES
PERIOD                                       OF TOTAL RETURN    OF TOTAL RETURN
------                                       ---------------    ----------------
1 year
(from January 1, 1997 to December 31, 1997)          %                  %
5 years
(from January 1, 1993 to December 31, 1997)          %                  %

                                                       GROWTH ACCOUNT
                                                       --------------

                                              AVERAGE ANNUAL
                                              COMPOUND RATES    CUMULATIVE RATES
PERIOD                                        OF TOTAL RETURN   OF TOTAL RETURN
------                                        ---------------   ----------------
1 year
(from January 1, 1997 to December 31, 1997)         %                  %
3 years and 8 months
(from April 29, 1994 date of SEC registration
to December 31, 1997)                               %                  %




                                                   EQUITY INDEX ACCOUNT
                                                   --------------------
                                             AVERAGE ANNUAL
                                             COMPOUND RATES     CUMULATIVE RATES
PERIOD                                       OF TOTAL RETURN    OF TOTAL RETURN
------                                       ---------------    ---------------
1 year
(from January 1, 1997 to December 31, 1997)         %                 %
3 years and 8 months                                %                 %
(from April 29, 1994 date of SEC registration to December 31, 1997)




                                                   BOND MARKET ACCOUNT
                                                   -------------------

                                             AVERAGE ANNUAL
                                             COMPOUND RATES     CUMULATIVE RATES
PERIOD                                       OF TOTAL RETURN    OF TOTAL RETURN
------                                       ---------------    ---------------

1 year
(from January 1, 1997 to December 31, 1997)          %                 %
5 years
(from January 1, 1993 to December 31, 1997)          %                 %

7 years and 10 months
(from March 1, 1990 commencement of operations
to December 31, 1997)                                %                 %

                                               INFLATION-LINKED BOND ACCOUNT
                                               -----------------------------

                                             AVERAGE ANNUAL
                                             COMPOUND RATES     CUMULATIVE RATES
PERIOD                                       OF TOTAL RETURN     OF TOTAL RETURN
------                                       ---------------    ----------------
8 months
(from May 1, 1997 date of SEC registration
to December 31, 1997)                                %                 %







                                                    SOCIAL CHOICE ACCOUNT
                                                    ---------------------

                                             AVERAGE ANNUAL
                                             COMPOUND RATES     CUMULATIVE RATES
PERIOD                                       OF TOTAL RETURN     OF TOTAL RETURN
------                                       ---------------    ----------------
1 year
(from January 1, 1997 to December 31, 1997)         %                 %
5 years (from January 1, 1993
  to December 31, 1997)                             %                 %
7 years and 10 months
(from March 1, 1990 commencement of operations
to December 31, 1997)                               %                 %






                                                   MONEY MARKET ACCOUNT
                                                   --------------------

                                            AVERAGE ANNUAL
                                            COMPOUND RATES      CUMULATIVE RATES
PERIOD                                      OF TOTAL RETURN      OF TOTAL RETURN
------                                      ---------------     ----------------
1 year
(from January 1, 1997 to December 31, 1997)        %                   %
5 years
(from January 1, 1993 to December 31, 1997)        %                   %
9 years and 9 months
(from April 1, 1988 commencement of                %                   %
operations to December 31, 1997

PERFORMANCE COMPARISONS


Performance information for any of the Accounts may be compared, in advertisements, sales literature, and reports to Participants and employers, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc., Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index,
(8) Value Line Composite Average (geometric), (9) Wilshire 5000 Equity Index,
(10) Russell 1000, 2000, and 3000 indices, (11) IBC's Money Fund Report Averages, (12) Salomon Brothers Broad Investment Grade Index, (13) Merrill Lynch Corporate Government Master Index, (14) Lehman Brothers Government/Corporate Bond Index, (15) Lehman Brothers Aggregate Bond Index, (16) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (17) a Composite Index, comprised of the Standard & Poor's 500 Stock Index (60%) and the Lehman Brothers Aggregate Bond Index (40%), which measures the investment performance of a balanced portfolio of stocks and bonds, (18) the Morgan Stanley Capital International World Index, (19) the Morgan Stanley EAFE Index, (20) VARDS, (21) Salomon Brothers Inflation-Linked Securities Index, and
(22) Morningstar, Inc. We may also include the performance of these indices in advertisements, and discuss their comments about us. The Accounts' expenses may also be compared with those of other investments.


We may also advertise ratings that CREF receives from various rating services and organizations, including but not limited to any organization listed above. We may also advertise ratings received by TIAA. The performance of the Accounts also may be compared to other indices or averages that measure performance of a pertinent group of securities. Participants should keep in mind that the composition of the investments in the reported averages will not be identical to that of the Accounts and that certain formula calculations (i.e., yield) may differ from index to index. In addition, there can be no assurance that the Accounts will continue their performance as compared to such indices.

The Stock Account and the Equity Index Account are not promoted, sponsored, endorsed or sold by, nor affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Stock Account or Equity Index Account literature or publications and makes no representation or warranty, express or implied, as to their accuracy, completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to change or terminate the Russell 3000 index. Frank Russell Company has no obligation to take the needs of the Stock Account or its Participants into consideration in determining the index. Frank Russell Company's publication of the Russell 3000 index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all of the securities upon which the index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness or reliability of the index or any data included in the index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the index or any securities comprising the index. FRANK RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND OR NATURE, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR SECURITIES INCLUDED THEREIN.


ILLUSTRATING COMPOUNDING, TAX DEFERRAL AND EXPENSE DEDUCTIONS

CREF may illustrate in advertisements, sales literature and reports to Participants the effects of tax deferral and/or compounding of earnings on an investment in CREF. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or different interest rate, vary depending on when the investment was made. To illustrate the effects of tax deferral, we will show how the total return from an investment of the same dollar amount, earning the same or different interest rates, for individuals in the same tax bracket, would vary between tax-deferred and taxable investments.

CREF may also illustrate in advertisements, sales literature and reports to Participants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time.

ACCUMULATION UNIT VALUES

For each CREF Account, accumulation unit values are calculated at the end of each valuation day by multiplying the previous day's values by the unit change factor for each Account. The unit change factor is calculated as A divided by B, where A and B are defined as:

  A. The value of the Account's net assets at the close of the current valuation period, less premiums received during the current period.

  B. The value of the Account's net assets at the end of the previous valuation period, plus the net effect of transactions made by the start of the current period.





ANNUITY PAYMENTS


The amount of the annuity payments to be paid to a Participant or beneficiary ("annuitant") will depend upon the number and the value of the annuity units payable. The number of annuity units is first determined on the annuity starting date. The amount of the annuity payments will change according to the income change method chosen. Separate annuity units will be maintained in each annuity fund for payments being made under each of the two income change methods.

Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year -- the payment valuation date. Annuity payments change beginning May 1. The change reflects the net investment experience of the chosen Account(s) as well as the past and anticipated mortality experience of those individuals receiving annuity payments from the Accounts' annually revalued annuity fund. (The net investment and mortality experience for the twelve months following the annual revaluation of an Account's annuity unit value will be reflected in the following year's value.) All Accounts provide annuity payments.

Under the monthly income change method, available subject to regulatory approval, the value of an annuity unit for payments is redetermined on the 20th of each month or on the preceding business day if the 20th is not a business day. Annuity payments change on the following payment due date. This monthly change reflects the net investment experience of the chosen Account(s). The value of the annuity unit is also redetermined at the end of each calendar quarter to reflect the past and anticipated mortality experience of those individuals receiving annuity payments from the Accounts' monthly revalued annuity fund.


Annuitants can be said to bear the mortality risk under the certificate.

The formulas for calculating the number and value of annuity units payable are set forth below.

CALCULATION OF THE NUMBER OF ANNUITY UNITS PAYABLE

When a Participant or a beneficiary converts the value of all or a portion of his or her accumulation into an income option or method of payment, the number of annuity units payable from an Account is determined by dividing the value of the accumulation in the Account to be applied to provide the annuity payments by the product of the annuity unit value and an annuity factor. The annuity factor is the value as of the annuity starting date of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable and continuing for as long as such annuity units are payable.

When the chosen income option or method of payment involves life contingencies, the annuity factor will reflect the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. In these instances, mortality will be assumed according to a unisex version of the current (1983) mortality table for individual annuitants published by the Society of Actuaries, at the person's then current age, set back two months for each complete year that has elapsed since March 31, 1986 (to account for expected gains in longevity in the future), and with interest assumed at the effective annual rate of 4%. CREF reserves the right to change the mortality assumptions from time to time to conform with changes in the mortality experience of CREF annuitants.

When the income option or method of payment does not involve life contingencies, the annuity factor is calculated with interest assumed at the effective annual rate of 4%.

VALUE OF ANNUITY UNITS


The value of an annuity unit is defined in terms of a "basic annuity unit" which is established each year, as of March 31, for each income change method in each Account then providing annuity payments.

The value of the basic annuity unit is determined for each income change method in each Account as A divided by B, where A and B are defined as follows:

         A. The Account's annuity fund for the income change method as of March 31, reduced by the dollar amount of benefits payable under the income change method on April 1 under pay-out certificates in the Account as of March 31.

         B. The actuarial present value, expressed in units, of all future payments due on or after the next following May 1 under the income change method under pay-out certificates in the Account as of March 31. This liability is calculated on the basis of interest at an effective annual rate of 4% and a mortality table designed to approximate the current mortality rates of CREF annuitants.

For Participants beginning annuity income, the initial value of the annuity unit is the interim annuity unit value as of the annuity starting date. A separate interim annuity unit value is calculated daily for each annuity fund in each Account as of each valuation day. The interim annuity unit value reflects the actual investment and payment experience of the annuity fund to the current date, relative to the 4% assumed investment return. The interim annuity unit value also includes any changes expected to occur in the future because payments are revalued once a year or once a month, assuming the annuity fund earns the 4% assumed investment return in the future. At the end of each calendar quarter, the interim annuity unit value is also adjusted for mortality experience during the prior quarter.

For Participants under the annual income change method, the value of the annuity unit will remain the same until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the basic annuity unit value determined as of such March 31. For Participants under the monthly income change method, the value of the annuity unit is redetermined each month on the payment valuation date for the payment due on the first of the following month.

When a Participant or beneficiary receiving annuity income transfers annuity units under a particular income change method from one CREF Account to another, the number of annuity units added to the CREF Account(s) to which units are being transferred will be determined by multiplying the number of annuity units to be transferred by the interim annuity unit value for that income change method for the Account from which the annuity units are being transferred, and dividing by the interim annuity unit value for that income change method for the Account to which the annuity units are being transferred. Subject to regulatory approval, transfers are available. For transfers on days other than March 31, under the annual payment income change method, the amount of annuity payments will not change following a transfer, until the basic annuity unit values are redetermined on the following March 31. Under the monthly income change method and for all transfers to the TIAA traditional annuity, your payments will change with the payment due after the first payment valuation date following the transfer date. Switches between the monthly and the annual income change methods will be effective only on March 31.

The value of annuity units transferred from a CREF Account under the annual income change method to TIAA is equal to A plus B, where A and B are defined as follows:

         A. The present value of the payments due after the first payment valuation date following the transfer date continuing to the following April 1, but not longer than such annuity units are payable.

         B. The present value of one interim annuity unit under the annual income change method multiplied by the number of annuity units, payable beginning on the following May 1 (or the May 1 of the following calendar year if the transfer is effective in April) continuing for as long as such annuity units are payable.

The value of annuity units transferred from a CREF Account under the monthly income change method to TIAA will be equal to the number of annuity units multiplied by the present value of one interim annuity unit under the monthly income change method payable beginning with the payment due after the first payment valuation date following the transfer date continuing for as long as such annuity units are payable.


The present values will be calculated assuming interest at an effective annual rate of 4%, and the same mortality assumptions then in use for Participants or beneficiaries converting an accumulation to an income option or method of payment at the age(s) as of the transfer date of the person(s) on whose life (lives) the annuity payments are based.


MODIFICATION

CREF reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future. Any such modification, however, must be approved by the New York State Superintendent of Insurance.

INFORMATION ON CHANGES IN THE VALUE OF ANNUITY UNITS

Information with respect to the percentage changes in the value of a basic annuity unit over stated periods for each Account providing annuity payments may be provided. This information provides the average annual percentage changes and cumulative percentage changes in the basic annuity unit value of an Account over 1, 5 and 10 year periods commencing on May 1. For Participants who have already begun receiving annuity income as of the March 31 immediately preceding the start of each period, this reflects the growth (or decline) in the value of the basic annuity unit from May 1 as of the start of the stated period to May 1 as of the end of the stated period. The average annual percentage change in the basic annuity unit value is determined according to the following formula:


                A(1+K)n =B
         where: A = basic annuity unit value determined as of
                    March 31 for payments due during
                    the twelve month period commencing on
                    May 1 at the start of the period
                K = average annual percentage change
                n = number of years in the period

                B = basic annuity unit value determined as of
                    March 31 for payments due
                    during the twelve month period
                    commencing on May 1 at the end of the period.

The equation is then solved for K to derive the average annual percentage change in the basic annuity unit value over the span of 1, 5 or 10 years. The cumulative percentage change simply reflects the percentage change in the basic annuity unit value, B divided by A minus 1, over such period.





Information on changes in the value of a basic annuity unit is set forth below:


                                AVERAGE ANNUAL CHANGES IN BASIC ANNUITY UNIT VALUE
                                --------------------------------------------------

====================================================================================================================================
                              STOCK       GLOBAL      GROWTH     EQUITY      BOND      INFLATION-     SOCIAL         MONEY
                                         EQUITIES                 INDEX     MARKET     LINKED BOND    CHOICE        MARKET
------------------------------------------------------------------------------------------------------------------------------------
Year Ended May 1, 1998          %            %           %          %          %            %            %             %
------------------------------------------------------------------------------------------------------------------------------------
5 Years ended May 1, 1998       %                                                                        %             %
------------------------------------------------------------------------------------------------------------------------------------
10 Years ended May 1, 1998      %
====================================================================================================================================






                                            CUMULATIVE CHANGE IN BASIC ANNUITY UNIT VALUE
                                            ---------------------------------------------


===================================================================================================================================
                              STOCK       GLOBAL      GROWTH     EQUITY      BOND      INFLATION-     SOCIAL         MONEY
                                         EQUITIES                 INDEX     MARKET     LINKED BOND    CHOICE        MARKET
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended May 1, 1998          %            %           %          %          %            %            %             %
-----------------------------------------------------------------------------------------------------------------------------------
5 Years ended May 1, 1998       %                                                                        %             %
-----------------------------------------------------------------------------------------------------------------------------------
10 Years ended May 1, 1998      %
===================================================================================================================================

The average annual and cumulative changes in the basic annuity unit value of the Global Equities Account since inception in 1992 were % and %, respectively. The average annual and cumulative changes in the basic annuity unit value for the Growth and Equity Index Accounts since inception in 1994 were % and %, and % and %, respectively. The average annual and cumulative changes in the basic annuity unit value of the Bond Market Account since it became a pay-out option on April 1, 1996 were % and %, respectively. [The average annual and cumulative changes in the basic annuity unit value of the Inflation-Linked Bond Account since were % and %, respectively.] The average annual and cumulative changes in the basic annuity unit value of the Social Choice Account since inception in 1991 were % and %, respectively. The average annual and cumulative changes in the basic annuity unit value of the Money Market Account since inception in 1988 were % and %, respectively.

It is assumed in calculating the annuity unit values that the assets in the annuity funds will increase at a 4% rate of return. Therefore, the above figures reflect the difference between CREF's net earnings rate and the assumed 4% rate. The above figures also reflect all deductions made from the assets of the relevant Account, as well as the annuity fund's mortality experience. CREF's past experience should not be considered a prediction of future changes in annuity unit values. The basic annuity unit value for each annuity fund in each Account is determined as of March 31 of each year, and changes every year on May
1. For current annuity unit values, please contact CREF.

DEATH BENEFITS

We pay death benefits in the accumulation period using the following methods. Under the unit deposit method of payment, we'll pay a lump-sum to your beneficiary at the end of a 2 - 5- year period during which the accumulation units participate in the experience of the relevant CREF accounts. For this method to be chosen the value of your death benefit must be at least $5,000, unless your CREF certificate specifies a lower minimum. Special rules apply if your spouse is the beneficiary.

The minimum distribution annuity method is similar to the minimum distribution annuity income option. The minimum distribution annuity method of payment is available only to beneficiaries who must receive income under the IRC's minimum distribution requirements.

Normally, if a beneficiary doesn't start receiving death benefits within a year of your death, we have the option to use the fixed-period annuity method of payment with a fixed period of five years.



PERIODIC REPORTS

Prior to the time an entire accumulation has been applied to provide annuity payments, a Participant will be sent a statement each quarter which sets forth the following:

(1) Premiums paid during the quarter; (2) the number and dollar value of accumulation units credited to the Participant during the quarter and in total in each Account; (3) cash withdrawals from each Account during the quarter; (4) any repurchase or transfer to a funding vehicle other than TIAA or CREF during the quarter, if an amount remains in the Participant's accumulation after those transactions; (5) any transfers between Accounts or between CREF and TIAA during the quarter; and (6) the amount from each Account applied to begin annuity payments during the quarter.

CREF also will transmit to Participants, at least semi-annually, reports showing the financial condition of CREF, and a schedule of investments held in each Account in which they have accumulations.

VOTING RIGHTS

How many votes a Participant can cast on matters that require a vote of Participants will be determined separately for each CREF Account. On the record date, you'll have one vote per dollar of your assets in each Account's accumulation fund, and/or one vote per dollar of the assets underlying your annuity in each Account's annuity fund.

Issues that affect all the CREF Accounts in substantially the same way will be voted on by all Participants, without regard to the individual CREF Accounts. Issues that don't affect an Account won't be voted on by the Account. Issues that affect all Accounts, but in which their interests aren't substantially the same, will be voted on separately by each Account.

When we use the phrase "majority of outstanding voting securities" in the Prospectus and in this Statement of Additional Information, we mean the lesser of (a) 67 percent of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50 percent of the outstanding voting securities. Depending on what's being decided, the percentages may apply to CREF as a whole or to any Account(s). If a majority of outstanding voting securities isn't required to decide a question, we'll generally require a quorum of 10 percent of those securities, with a simple majority required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict Participant voting rights, we reserve the right to act as permitted.

GENERAL MATTERS

NO ASSIGNMENT OF CERTIFICATES

No assignment, pledge, or transfer of a certificate, or of any of the rights or benefits conferred thereunder, may be made and any such action will be void and of no effect, except that spousal transfers on separation or divorce, and the transfer of rights and benefits under an RA certificate to a Participant by an employer under a delayed vesting arrangement, may be permitted.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

CREF reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. CREF will not be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

CLAIMS OF CREDITORS

Pursuant to CREF's Charter, as enacted by the New York State Legislature, the rights and benefits accruing to Participants or other persons under the certificates generally are exempt from the claims of creditors, subject to any contrary requirements of law.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a certificate were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by CREF, appropriate adjustments will be made.

PROOF OF SURVIVAL

CREF reserves the right to require satisfactory proof that anyone named to receive benefits under a certificate is living on the date payment is due. If this proof is not received after a request in writing, CREF will have the right to make reduced payments or to withhold payments entirely until such proof is received. CREF maintains audit procedures designed to assure that annuity benefits will be paid to living persons entitled to receive those benefits. If, however, under a survivor annuity option (see page of the Prospectus) CREF has overpaid benefits because of a death of which it was not notified, subsequent payments will be reduced or withheld until the overpayment has been recovered. CREF reserves the right to pursue any other remedies available to it.

STATE REGULATION

CREF is subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance regulatory authorities of certain other states and jurisdictions.

CREF must file with the Superintendent both quarterly and annual statements on forms promulgated by the New York State Insurance Department. CREF's books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times, and a full examination into the affairs of CREF is made at least every five years. In addition, a full examination of CREF's operations is usually conducted periodically by some other states.

CREF is also subject to the requirements of the New York State Not-For-Profit Corporation Law.

LEGAL MATTERS

All matters of applicable state law pertaining to the certificates, including CREF's right to issue the certificates thereunder, have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel. Legal matters relating to the federal securities laws have been passed upon by Sutherland, Asbill & Brennan, L.L.P., Washington, D.C.

EXPERTS


The financial statements of CREF incorporated in this Statement of Additional Information by reference have been audited by Ernst & Young LLP, independent auditors, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.


CONSIDERATIONS CONCERNING CREF'S NEW ACCOUNTS
AND OPTIONS

CONSIDERATIONS FOR EMPLOYERS

Over the past several years CREF has added many new Accounts and options that employers should consider adding to their plans. In doing so, employers should keep in mind that the overwhelming majority of Participants and employers view TIAA-CREF very favorably. Ninety-six percent of the Participants who responded to a survey conducted in 1995 by an independent organization expressed overall satisfaction with TIAA-CREF and said that they would recommend TIAA-CREF to a colleague. Ninety-four percent of these Participants said that given the choice between TIAA-CREF and other companies, they would choose TIAA-CREF again (63% would definitely choose TIAA-CREF and 31% would probably do so.) Employer satisfaction is evidenced by the fact that, based on the best available data, a majority of the employers with TIAA-CREF retirement plans had not found it necessary to add other funding vehicles to their plans as of January 1, 1997.

The new demands placed on administrators by CREF's new options make the support and services received by administrators from the company funding their plans essential. Along with the new options, CREF offers employers the pension expertise and high level of services they have come to rely on, and to find new ways to help plan administrators do their jobs in an increasingly complex environment. Services currently provided by TIAA-CREF Individual & Institutional Services, Inc. include: (1) counseling on retirement plans and planning including recommendations regarding allocation of assets (for administrators, Participants and retirees) by professional counselors rather than by commissioned salespeople; (2) services for Participants such as annual Annuity Benefit Reports, quarterly transaction reports, newsletters and other publications about retirement planning, pre-retirement seminars, individual counseling, a Participant Information Center, and 24-hour toll-free numbers for Participant transactions and inquiries; and (3) services for plan administrators such as assistance in plan design and operation, branch offices throughout the country, publications, staff meetings, videos, tax-deferred annuity software to help administrators calculate the maximum amount of salary a Participant may tax-defer, and non-discrimination software to help administrators evaluate their plans.

CONSIDERATIONS FOR PARTICIPANTS

Variety of Investment Accounts. The growing family of CREF Accounts is designed to provide additional investment options for Participants who want to diversify their accumulations. Most experts recommend diversification as a good strategy for retirement investing, both because a diversified portfolio offers a degree of safety from the volatility of specific markets, and because it allows the investor to benefit from the potential for growth in several different types of investments. Since the Bond Market, Inflation-Linked Bond, and Social Choice Accounts invest at least some of their portfolios in fixed-income securities, Participants should be aware that statistics compiled by Ibbotson Associates, Inc. confirm that historically bonds have experienced less volatility than common stocks and greater returns than money market instruments. However, these relationships may differ, based on market conditions or other factors, over the short-term or even over the long-term. Fluctuations in interest rates can have a significant effect on the Bond Market and Inflation-Linked Bond Accounts' performance. Furthermore, although past performance is no guarantee of future results, stocks have outperformed bonds over the long-term. Many experts recommend taking a long-term view with retirement investments.


The Stock Account may be appropriate for people who have a longer time until retirement and think that stocks will perform well over time. The Stock Account can also be a good choice for anyone who wants to complement other holdings in guaranteed products. Many Participants choose only the Stock Account for their equity investments. The Account is the largest singly managed stock account in the world based on assets under management.


The Global Equities Account may be appropriate for Participants who are interested in the opportunities offered by overseas markets and the potential growth of foreign economies. We recommend that those who already have substantial allocations to the Stock Account consider putting some of their accumulations in the Global Equities Account to diversify and enhance growth potential. Over the long-term, the international component of the Stock Account has added additional diversification, helped reduce volatility and helped the Account generate high long-term returns. (Past performance is no guarantee of future results.)

Studies by Morgan Stanley Capital International show that during recent years, many of the top performing equity markets were overseas. During the period from 1984 to 1995, the non-U.S. share of the world's total equity market capitalization has risen significantly. Many people feel that a great deal of the world's economic expansion over the next several decades will be overseas-particularly as less developed nations come into their own. The Global Equities Account will be especially attractive to those who agree, and who plan to hold investments in the Account for long periods.

Foreign capital markets have grown rapidly in the past two decades, with Japan, Germany and others increasing their share of the world's equity investments. Emerging markets can also provide important investment opportunities. However, many overseas markets have only recently begun to attract international investment, so less is known about their long-term patterns than about domestic markets.

Like the other Accounts, the Global Equities Account offers the advantages of diversification. In particular, since domestic and foreign markets sometimes move in different cycles, overseas investments can help offset declines in American markets, and vice versa. In addition, because the Global Equities Account's investments are spread throughout the world, the Account is less dependent on the economic situation in any single country than the Stock Account is.

The Global Equities Account may interest investors who are willing to assume more risk to seek faster growth, since generally the Account will have a larger percentage of its portfolio actively managed than the Stock Account does. Some may believe that the Global Equities Account can help them keep pace with or exceed inflation. Although the Account may invest in bonds and money market instruments, we expect that the percentage of debt securities generally will be low.

The Global Equities Account is managed by the same people that manage the Stock Account--TIAA-CREF Investment Management, LLC. They have acquired expertise in international investment through careful research and cultivating local contacts. The Account's investment staff are experts in analyzing economic trends and evaluating corporate performance. They are fully conversant with the policies and practices of many nations, including their investor demographics and risk tolerance. There are extra costs to doing business overseas, which are reflected in the Global Equities Account's expense charges.

The Growth Account might be appropriate for people who believe that there are significant value or growth opportunities in the stock market over the long-term if one is willing to take some additional risk. People who have a longer time until retirement, or want to balance a portfolio of more conservative investments, should consider this Account.

The Equity Index Account might be attractive to Participants who believe that the U.S. stock market overall will perform as well as or better over time than active selection of stocks or a combination of U.S. and foreign stocks (like the Stock or Global Equities Account) with less variability and risk.

The Bond Market Account may be appropriate for Participants who want to diversify their retirement savings beyond stock and money market instruments, and for those who think that bonds and other fixed-income securities are a good investment for the accumulation of retirement savings. It is expected that the Bond Market Account's total return will be relatively stable when interest rates are stable and will experience variability when interest rates rise or fall.

The Inflation-Linked Bond Account may be appropriate for Participants who want their retirement investments to keep pace with inflation and are less concerned with earning a high real rate of return over and above the rate of inflation. Anyone who wants to invest conservatively and preserve his or her capital, perhaps because he or she is close to retirement age or in the pay-out phase of retirement investing, should consider this Account. During the accumulation phase, the Account can serve as a useful tool for diversifying assets, since the performance of the Account's underlying investments most likely will not directly correlate with movements in stocks and will not highly correlate with movements in conventional bonds. Inflation-linked bonds may also be an appropriate complement to a portfolio consisting of both stocks and conventional bonds in certain economic conditions such as when movements in stocks and conventional bonds are correlated. Since individual inflation- linked bonds pay a predictable interest rate over the Consumer Price Index, moreover, they may also track inflation more directly year by year than investments in real estate.

The Account may also serve as an effective annuity pay-out vehicle, by helping annuitants preserve the spending power of their income under a variety of economic conditions. Ideally, this Account should be viewed as another relatively stable component in a diversified retirement portfolio that includes both stock and other investments that can help combat the effects of inflation and provide growth in assets. It should be noted, however, that the price of inflation-indexed bonds are influenced by competition from other investment opportunities available at any given time and that inflation-linked bonds would have underperformed stocks by a wide margin over the last twenty years.

The threat of inflation is of particular concern to retirees who may have limited sources of income, leaving them particularly vulnerable if the cost of living rises sharply. For example, a person retiring at the end of 1978 would have experienced an almost 40% decline in the dollar's purchasing power over the next three years (based on changes in the Consumer Price Index). Although we haven't experienced periods of high inflation recently, we could again. And even low to moderate inflation over long periods will affect the value of one's accumulation or pay-out amounts.

U.S. Treasury Inflation-Indexed Securities (TIIS) were modeled after inflation-indexed securities issued by the Canadian Government in 1991. TIIS are generally more immediately responsive to inflation than most foreign inflation-linked bonds since typically the indexation lag period is longer (e.g., eight months) for foreign bonds than it is for TIIS (e.g., three months).


Inflation-indexed bonds have been available in the United Kingdom

(Indexed Gilts) since 1981 and in Canada (Real-Return Bonds) since 1991. They are also available in other countries including Argentina, Australia, Brazil, Israel, Mexico, and Sweden. These bonds, which are varied in structure, are designed to track the inflation rate in the issuing country. Since that inflation rate may be higher or lower than the U.S. rate and may affect the value of the country's foreign currency relative to the U.S. dollar, we will invest in these foreign issues only when we believe they provide the potential for additional returns without diluting the account's overall inflation protection feature.

The principal amount of a TIIS bond is periodically adjusted for inflation using the Consumer Price Index for all Urban Consumers (CPI-U) and interest is paid twice a year. To use a simplified example, if an investor purchased a $1,000 TIIS bond with a fixed annual interest of 3% (payable 1.5% semi-annually), and inflation over the first six months of the bond were 1%, the bond's principal at mid-year would be adjusted to $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 x 1.5%). If inflation during the second half of the year reached 3%, the principal at the end of the year would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 x 1.5%). The method we use to determine the inflation-adjusted principal is somewhat more complex than the example illustrates.


Participants who want to invest in an Account with socially conscious investment criteria could consider the Social Choice Account. This Account could also be suitable for people who want an Account that is balanced among stocks, bonds and money market investments, and which might be less volatile than a bond or stock account alone.

The Money Market Account may be appropriate for Participants who want to keep up with inflation but are not looking for a high real rate of return (i.e., returns greater than inflation). The Money Market Account may also help diversify stock and bond portfolios. Anyone who is averse to market risk, perhaps because he or she is close to retirement age, should consider this Account.


Classic IRAs

Since 1976, IRAs have helped millions of people save for retirement on a tax-deferred basis. They are best for people who are eligible to make tax-deductible contributions, and those who feel they will be in a lower tax bracket during retirement. Tax- deductible IRA contributions are limited to those who do not participate in an employer-sponsored retirement plan, unless their incomes fall below certain levels. However, a spouse may be eligible even if a participant is not. Anyone can make after-tax contributions of up to $2,000 per year regardless of income or retirement plan participation.

The Classic IRA enables you to rollover funds from almost any kind of retirement plan and consolidate your long term savings with TIAA-CREF, without having to pay taxes on the move. Once you've consolidated your funds with TIAA-CREF, we can help you set up a coordinated program for your retirement resources.

You can also withdraw funds from a Classic IRA tax and penalty free in certain instances such as for certain expenses relating to the purchase of a first home or to pay certain higher education expenses such as college tuition.

Roth IRAs

Introduced in 1998, Roth IRAs allow eligible taxpayers to make nondeductible after-tax contributions of up to $2,000 per year. After contributions have been in Roth IRAs for 5 years, investment earnings can be withdrawn tax-free at age 59 1/2 or older (and in other circumstances if the Roth IRA has been opened for five or more years). By contrast, taxes are due on investment earnings when you withdraw money from a Classic IRA, and earnings must be taken out first. Another advantage of Roth IRAs is that there are no minimum distribution requirements upon attaining age 70 1/2 and you can continue to make contributions after that age.

To roll money over from a Classic IRA or other tax-deferred retirement savings vehicle to a Roth IRA, you must first pay taxes on earnings and on tax-deductible contributions. Such a move may be beneficial to investors seeking tax-free investment earnings and/or freedom from minimum distribution requirements, but the decision hinges on your tax situation, investment orientation and other factors. We can provide information to help you decide whether this is the best course of action, and in general, to help you select the investment and savings products best suited to your goals.

The deadline for making contributions to a Roth IRA for 1998 is December 31, 1998; with Classic IRAs, you have until April 15, 1999 to make 1998 contributions. You can also rollover money to the CREF Classic IRA and decide whether you want to contribute to a Roth IRA at a later date.

You are only eligible to rollover amounts from a Classic IRA to a Roth IRA if, for the year of the rollover, your adjusted gross income is $100,000 or less. The same limit applies to married and single taxpayers, and the limit is not indexed to cost-of-living adjustments. Other restrictions may apply as well.

Roth IRAs offer tax-free early withdrawals for the purchase of a first home if funds have been invested for at least five years.

In its advertisements CREF may use charts to illustrate possible allocations of investments among the CREF Accounts for Participants in different financial situations. We may also use certain testimonials and list participating institutions.


EMPLOYER PLANS. Participants should take into account the particular terms of the retirement plan at their employing institution. Our advertisements and other sales materials may provide information about these plans.

INDEPENDENT SURVEYS. Customer service may be an important consideration for Participants. In its advertisements CREF may report the results of surveys conducted by independent agencies regarding customer service.

MARKET TIMING. Participants should be aware of the risk which arises whenever Participants engage in market timing. Market timing is an investment technique whereby amounts are transferred from one category of investment to another based upon a perception of how each of those categories of investments will perform relative to the others at a particular time. Participants who engage in market timing either between CREF Accounts or between an Account and another company run the risk that they may transfer out of a type of investment with a rising market value or transfer into a type of investment with a falling market value. CREF does not endorse the practice of market timing in general or any particular provider of such services.

TAXES AND ECONOMIC TRENDS. Participants should consider the effects of changes in federal income tax rates on their investment decisions. Investments with tax-deferred earnings, or that accept pre-tax contributions, might be more attractive when tax rates rise. Overall economic trends can also affect an investment decision; for example, when interest rates are low, Participants may prefer investments in equities that offer greater growth potential.

ADDITIONAL INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the 1933 Act, with respect to the certificates discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained herein concerning the contents of the certificates and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

FINANCIAL STATEMENTS


The audited financial statements for all of the CREF accounts are incorporated by reference from the Annual Report to Participants. CREF will furnish you, without charge, another copy of the report on request. Write to College Retirement Equities Fund, 730 Third Avenue, New York, N.Y. 10017, Attention:
Central Services, or call 1 800 842-2733, extension 5509.

                           PART C - OTHER INFORMATION

Item 28.          FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS


                  The following Financial Statements for the Stock Account of the College Retirement Equities Fund ("CREF") are incorporated into Part B of this Registration Statement by reference from pages 2 through 49 of the Annual Report to Participants in the Stock Account dated December 31, 1997, as filed with the Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940 on February , 1998 (Accession No. ):

                                                                        Page

Report of Management Reponsibility.......................................

Report of Independent Auditors...........................................

Audited Financial Statements:

         Statement of Assets and Liabilities.............................

         Statement of Operations.........................................

         Statement of Changes in Net Assets..............................

         Notes to Financial Statements...................................

         Statement of Investments........................................


                  The following Financial Statements for the Money Market, Bond Market, Inflation-Linked Bond, Social Choice, Global Equities, Growth, and Equity Index Accounts of CREF are incorporated into Part B of this Registration Statement by reference from pages 2 through 64 of the Annual Report to Participants in the Money Market, Bond Market, Inflation-Linked Bond, Social Choice, Global Equities, Growth, and Equity Index Accounts dated December 31, 1997, as filed with the Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940 on February , 1998 (Accession No. ):

                                                                        Page

Report of Management Responsibility.......................................

Report of Independent Auditors............................................

Audited Financial Statements:

         Statements of Assets and Liabilities..............................

         Statements of Operations..........................................

         Statements of Changes in Net Assets...............................

         Notes to Financial Statements.....................................

         Statements of Investments--

                  Money Market Account.....................................

                  Bond Market Account......................................

                  Inflation-Linked Bond Account............................

                  Social Choice Account....................................

                  Global Equities Account..................................

                  Growth Account...........................................

                  Equity Index Account.....................................

         (b)      EXHIBITS

                           (1)      Not Applicable
                           (2)      (a) Charter of CREF (as amended) 7
                                    (b) Constitution of CREF (as amended) *
                                    (c) Bylaws of CREF (as amended) 8
                           (3)      (a) Custodial Services Agreement with
                                        The Chase Manhattan Bank, N.A. 2
                                    (b) Custodian Services Agreement with
                                        Bankers Trust Company (as amended) 7
                                    (c) Indenture Agreement Between CREF and
                                        Canada Permanent Trust Company 2
                                    (d) Custodial Services Agreement
                                        Between CREF and Morgan Guaranty Trust
                                        Company (as assigned to Bank of New
                                        York) 2
                                    (e) Custodial Services Agreement
                                        Between CREF and Morgan Guaranty Trust
                                        Company (as assigned to Bank of New
                                        York) (Bond Market Account) 1
                                    (f) Custodial Services Agreement
                                        Between CREF and Morgan Guaranty Trust
                                        Company (as assigned to Bank of New
                                        York) (Social Choice Account) 7
                                    (g) Custodial Services Agreement Between
                                        CREF and Bank of New York (Inflation-
                                        Linked Bond Account) 8

                           (4) Not applicable
                           (5) Principal Underwriting and Administrative
                               Services Agreement Between CREF and TIAA-CREF Individual & Institutional Services, Inc. (as amended) *

                           (6) (a)     Retirement Unit-Annuity Certificate 1
                               (b)     Supplemental Retirement Unit-Annuity
                                       Certificate 1
                               (c)     (i) Group Supplemental Retirement Unit-
                                           Annuity Contract 6
                                      (ii) Group Supplemental Retirement Unit-
                                           Annuity Certificate 6
                               (d)     (i) Group Retirement Annuity Contract
                                           (including Specimen of Group
                                           Retirement Unit-Annuity Certificate
                                           and Agreement with Trustee) 4
                                      (ii) Form of Election Agreement between
                                           CREF and Employer (for Group
                                           Retirement Annuity Contract) 4
                                     (iii) Group Retirement Unit-Annuity
                                            Contract (for use in Oregon) 6
                                      (iv) Group Retirement Unit-Annuity
                                           Certificate (for use in Oregon) 6
                               (e) Rollover Individual Retirement Unit-Annuity Certificate 5
                               (f)         The Following Certificates
                                           representing
                                           CREF Income Options:
                                       (i) Life Unit-Annuity 1
                                      (ii) Life Unit-Annuity with Minimum
                                           Guaranteed Period 1
                                     (iii) Last Survivor Life Unit-Annuity 1
                                      (iv) Joint and Survivor Life Unit-
                                           Annuity 1
                                       (v) Last Survivor Life Unit-Annuity
                                           with Minimum Guaranteed Period 1
                                      (vi) Joint and Survivor Life Unit-
                                           Annuity with Minimum Guaranteed
                                           Period 1
                                     (vii) Unit-Annuity Certain 1
                                    (viii) Minimum Distribution Option 5
                               (g) Accumulation-Unit Deposit Certificate (payable as a death benefit only) 1
                               (h)     (i) Endorsement to in-force
                                           Supplemental Retirement Unit-
                                           Annuity Certificates (reflecting
                                           addition of Global Equities Account
                                           and IRC Withdrawal Restrictions) 3
                                      (ii) Endorsement to in-force

                                           Supplemental Retirement Unit- Annuity
                                           Certificates (reflecting addition of
                                           Minimum Distribution Annuity) 6
                                     (iii) Endorsement to new issues of the
                                           Supplemental Retirement Unit- Annuity
                                           Certificate (reflecting addition of
                                           Money Market, Bond Market, Social
                                           Choice, and Global Equities Accounts,
                                           Deletion of a CREF Account or
                                           Unit-Annuity, transfers to CREF or
                                           TIAA, addition of Minimum
                                           Distribution Annuity, addition of
                                           Spouse's Rights to Benefits, and IRC
                                           Withdrawal Restrictions) 6
                                       (i) Endorsement to in-force Retirement
                                           Unit-Annuity Certificates (reflecting
                                           addition of Global Equities Account
                                           and IRC Withdrawal Restrictions) 3
                                      (ii) Endorsement to in-force
                                           Retirement Unit-Annuity Certificates
                                           (reflecting addition of Minimum
                                           Distribution Annuity and availability
                                           of Unit-Annuity for a Fixed Period) 6
                                     (iii) Endorsement to new issues of
                                           the Retirement Unit-Annuity
                                           Certificate (reflecting addition of
                                           Money Market, Bond Market, Social
                                           Choice and Global Equities Accounts,
                                           deletion of CREF Account or Unit-
                                           Annuity, availability of transfers to
                                           Approved Funding Vehicles, Cash
                                           Withdrawals, availability of Unit-
                                           Annuity for a Fixed Period, Right to
                                           Split Certificate, addition of
                                           Minimum Distribution Annuity,
                                           addition of Spouse's Rights to
                                           Benefits, and IRC Withdrawal
                                           Restrictions) 6 (j)
                                       (i) Endorsement to in-force Group
                                           Supplemental Retirement Unit- Annuity
                                           Certificates (reflecting addition of
                                           the Global Equities Account) 3
                                      (ii) Endorsement to in-force and some new
                                           issues of the Group Supplemental
                                           Retirement Unit-

                                           Annuity Certificate (reflecting
                                           addition of Minimum Distribution
                                           Annuity) 6
                                     (iii) Endorsement to new
                                           issues of the Group Supplemental
                                           Retirement Unit- Annuity Certificate
                                           (reflecting addition of the Global
                                           Equities Account, and deletion of a
                                           CREF Account or Unit-Annuity and
                                           addition of the Minimum Distribution
                                           Annuity) 6
                                      (iv) Endorsement to Group
                                           Supplemental Retirement Unit-Annuity
                                           certificates for 401(k) retirement
                                           plans (reflecting annuity starting
                                           date, availability of lump-sum
                                           benefits and IRC Withdrawal
                                           Restrictions) 6
                               (k)     (i) Endorsement
                                           to in-force Group Retirement
                                           Unit-Annuity Certificates Issued on
                                           or After 3/1/91 (reflecting addition
                                           of the Global Equities Account) 3
                                      (ii) Endorsement to in-force Group
                                           Retirement Unit-Annuity Certificates
                                           Issued Before 3/1/91 (reflecting
                                           addition of the Global Equities
                                           Account and IRC Withdrawal
                                           Restrictions) 6
                                     (iii) Endorsement to
                                           in-force Group Retirement
                                           Unit-Annuity Certificate (reflecting
                                           addition of Minimum Distribution
                                           Annuity and availability of Annuity
                                           for a Fixed Period) 6
                                      (iv) Endorsement to in-force Group
                                           Retirement Unit-Annuity Certificate
                                           (reflecting addition of Minimum
                                           Distribution Annuity, availability of
                                           Annuity for a Fixed Period and IRC
                                           Withdrawal Restrictions) 6
                               (l) Endorsement to new issues of
                                   Retirement Unit-Annuity Certificates and
                                   Supplemental Retirement Unit-Annuity
                                   Certificates (reflecting restatement of
                                   accumulation unit value on 12/21/86 and
                                   inclusion of net dividend income in value of accumulation unit beginning 1/1/87) 6

                               (m) Endorsement to new and in-force issues of
                                   CREF Retirement Unit-Annuity Certificates,
                                   Supplemental Retirement Unit-Annuity
                                   Certificates, Group Retirement Unit-Annuity
                                   Certificates, Group Supplemental Retirement
                                   Unit- Annuity Certificate0s, Rollover IRA
                                   Certificates, Minimum Distribution Annuity
                                   Certificates and Accumulation- Unit Deposit
                                   Certificates (reflecting addition of the
                                   Growth Account and the Equity Index Account)
                                   7
                               (n) Endorsement to Group Retirement Unit- Annuity
                                   Certificates (reflecting addition of Social
                                   Choice Account payout option) 4
                               (o) Endorsement to CREF Certificates (reflecting
                                   yearly transfer to Minimum Distribution
                                   Annuity Certificate) 5
                               (p) Endorsement to CREF Certificates (reflecting
                                   allocation and transfer options, CREF's right to split certificate, and CREF's right to delete Bond Market or Social Choice Account or to stop providing Unit-Annuities thereunder) 5
                               (q) (i) Endorsement to in-force Minimum
                                       Distribution Annuity Certificates
                                       (non-cashable) (reflecting addition of
                                       the Global Equities Account) 3
                                  (ii) Endorsement to new issues of the Minimum
                                       Distribution Annuity Certificate
                                       (non-cashable) (reflecting addition of
                                       the Global Equities Account, definition
                                       of Annuity Unit, and deletion of a CREF
                                       account or Unit-Annuity) 3
                               (r) (i) Endorsement to in-force Minimum
                                       Distribution Annuity Certificates
                                       (cashable) (reflecting addition of the
                                       Global Equities Account) 3
                                  (ii) Endorsement of new issues of Minimum
                                       Distribution Annuity Certificates
                                       (cashable)(reflecting addition of the
                                       Global Equities Account, definition of
                                       Annuity Unit, and deletion of a CREF
                                       Account or Unit-Annuity) 3

                              (s) Endorsement to new issues of Unit-
                                  Annuity Certificates (reflecting addition
                                  of the Global Equities Account and
                                  deletion of a Unity-Annuity) 3
                              (t)  (i) Endorsement to Retirement Unit-
                                       Annuity Certificate (reflecting addition
                                       of the Inflation-Linked Bond Account and
                                       Right to a Tax- Free Rollover) 8
                                  (ii) Endorsement to Supplemental
                                       Retirement Unit-Annuity Certificate
                                       (reflecting addition of the
                                       Inflation-Linked Bond Account and Right
                                       to a Tax-Free Rollover) 8
                                 (iii) Endorsement to Rollover Individual
                                       Retirement Unit-Annuity Certificate
                                       (reflecting addition of the
                                       Inflation-Linked Bond Account and Right
                                       to a Tax-Free Rollover) 8
                                  (iv) Endorsement to Group Retirement
                                       Unit-Annuity Certificate (reflecting
                                       addition of the Inflation-Linked Bond
                                       Account and Right to a Tax-Free Rollover)
                                       8
                                   (v) Endorsement to Group Supplemental
                                       Retirement Unit-Annuity Certificate
                                       (reflecting addition of the
                                       Inflation-Linked Bond Account and Right
                                       to a Tax-Free Rollover) 8
                                  (vi) Endorsement to Minimum Distribution
                                       Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account) 8
                                 (vii) Endorsement to CREF Unit-Annuity
                                       Certificates (reflecting addition of the
                                       Inflation-Linked Bond Account) 8
                                (viii) Endorsement to CREF Accumulation-
                                       Unit Deposit Certificate (reflecting
                                       addition of the Inflation-Linked Bond
                                       Account) 8
                                  (ix) Endorsement to Group Supplemental
                                       Retirement Annuity Certificate (for
                                       participants in the Alternative Plan to
                                       Social Security) 8
                           (7) (a) (i) Application for Retirement
                                       Unit- Annuity Contracts 3
                                  (ii) Application for Retirement Unit-
                                       Annuity Contracts (for retirement plans
                                       not covered by ERISA) 3

                               (b) (i) Application for Supplemental
                                       Retirement Annuity Contracts 3
                                  (ii) Application for Supplemental
                                       Retirement Annuity Contracts (for
                                       retirement plans not covered by
                                       ERISA) 3
                               (c) (i) Application for Institutionally
                                       Owned Retirement Annuity
                                       Contracts 1
                                  (ii) Applications for Institutionally
                                       Owned Retirement Annuity Contracts
                                       with Delayed Vesting 6
                                 (iii) Application for Institutionally
                                       Owned Retirement Annuity Contracts
                                       with Delayed Vesting (for
                                       retirement plans not covered by
                                       ERISA) 6
                                  (iv) Application for Group Retirement
                                       Unit-Annuity Contract in Oregon 6
                               (d) (i) Enrollment Form for Group
                                       Retirement Annuity Certificates 3
                                  (ii) Enrollment Form for Group
                                       Retirement Annuity Certificates
                                       (for retirement plans not covered
                                       by ERISA) 3
                               (e) Application for Rollover Individual
                                   Retirement Annuity Contracts 3
                               (f) Application for Retirement Annuity
                                   Contracts Under a Registered Pension
                                   Plan (RPP) 3
                                  (ii)  Application for Retirement Annuity
                                        Contracts under a Registered
                                        Retirement Savings Plan (RRSP) in
                                        Canada 3
                               (g) Applications for Annuity Benefits 1
                               (h) (i)  Enrollment Form for Group
                                        Supplemental Retirement Annuity
                                        Certificates 3
                                  (ii)  Enrollment Form for Group
                                        Supplemental Retirement Annuity
                                        Certificates (for retirement plans
                                        not covered by ERISA) 3
                               (i) (i)  Enrollment Form for Institutionally
                                        Owned Group Retirement Annuity
                                        Certificates with Delayed Vesting 3
                                  (ii)  Enrollment Form for Institutionally
                                        Owned Group Retirement Annuity
                                        Certificates with Delayed Vesting
                                        (for retirement plans not covered
                                        by ERISA)3

                               (j) (i)  Enrollment Form for Two Sets of
                                        Group Retirement Annuity
                                        Certificates -- One Set Providing
                                        for Delayed Vesting 3
                                   (ii) Enrollment Form for Two Sets of
                                        Group Retirement Annuity
                                        Certificates -- One Set
                                        Providing for Delayed
                                        Vesting (for retirement
                                        plans not covered by ERISA) 3
                               (k)  (i) Enrollment Form for Two Sets of
                                        Group Retirement Annuity
                                        Certificates 3
                                   (ii) Enrollment Form for Two Sets of
                                        Group Retirement Annuity
                                        Certificates (for retirement plans
                                        not covered by ERISA) 3
                           (8)  Not Applicable
                           (9)  None
                          (10) (a) CREF Deferred Compensation Plan for Non-Officer Trustees 1
                               (b)  TIAA-CREF Non-Employee Trustee and
                                    Member Deferred Compensation Plan 2

                          (11) Investment Management Services Agreement Between CREF and TIAA-CREF Investment Management, LLC. (as amended) *
                          (12) (a)  Consent of Charles H. Stamm, Esquire *
                               (b)  Consent of Sutherland, Asbill &
                                    Brennan, L.L.P. *
                          (13) (a)  Consent of Deloitte & Touche LLP *
                               (b)  Consent of Ernst & Young LLP *

                          (14)  None
                          (15) (a) Contribution Agreement between CREF and TIAA (for Money Market Account) 1
                               (b)  Seed Money Agreement between CREF and
                                    TIAA (for Global Equities Account) 2
                               (c)  Seed Money Agreement between CREF and
                                    TIAA (for Equity Index and Growth
                                    Accounts) 6
                               (d)  Seed Money Agreement between CREF and
                                    TIAA (for Inflation-Linked Bond
                                    Account) 8

                          (16) Schedules for Computation of Performance
                               Quotations *
                          (17) Financial Data Schedules *




-----------------------

* To be filed by subsequent post-effective amendment.


1 Previously filed in Post-Effective Amendment No. 10 To Form N-3 dated August 23, 1991 (File No. 33-480) and incorporated herein by reference.


2 Previously filed in Post-Effective Amendment No. 13 to Form N-3 dated April 23, 1992 (File No. 33-480) and incorporated herein by reference.

3 Previously filed in Post-Effective Amendment No. 16 to Form N-3 dated March 19, 1993 (File No. 33-480) and incorporated herein by reference.


4 Previously filed in Post-Effective Amendment No. 10 to Form N-3 dated August 23, 1991 (File No. 33-20480) and incorporated herein by reference.

5 Previously filed in Post-Effective Amendment No. 11 to Form N-3 dated January 31, 1992 (File No. 33-480) and incorporated herein by reference.

6 Previously filed in Post-Effective Amendment No. 19 to Form N-3 dated April 18, 1994 (File No. 33-480) and incorporated herein by reference.

7 Previously filed in Post-Effective Amendment No. 22 to Form N-3 dated March 10, 1995 (File No. 33-480) and incorporated herein by reference.

8 Previously filed in Post-Effective Amendment No. 26 to Form N-3 dated February 11, 1997 (File No. 33-480) and incorporated herein by reference.

9 Previously filed in Post-Effective Amendment No. 27 to Form N-3 dated April 22, 1997 (File No. 33-480) and incorporated herein by reference.

Item 29.          DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

                  Not Applicable.

Item 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

                  Not Applicable.

Item 31.          NUMBER OF CONTRACTOWNERS

                  As noted above, CREF is a membership corporation, consisting of seven members (known as CREF's Board of Overseers).

As of December 31, 1997, there were approximately individuals and institutions holding CREF certificates, including approximately individuals receiving annuity benefits.



Item 32.          INDEMNIFICATION

                  Overseers, trustees, officers and employees of CREF may be indemnified against liabilities and expenses incurred in such capacity pursuant to Article Five of CREF's bylaws (see Exhibit (2)(b)). Article Five provides that, to the extent permitted by laws, CREF will indemnify any person made or threatened to be made a party to any action, suit or proceeding by reason of the fact that such person is or was an overseer, trustee, officer or employee of CREF or, while an overseer, trustee, officer or employee of CREF, served any other organization in any capacity at CREF's request. Article Five also provides, however, that no person shall be indemnified for any liabilities or expenses arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office. In addition, it provides that no person shall be indemnified unless such person acted in good faith and in the reasonable belief that such action was in the best interests of CREF and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe the conduct was unlawful. Article Five provides reasonable and fair means for determining whether any person is entitled to indemnification. If certain conditions are met, CREF may pay liabilities or expenses in advance of the final disposition of the action, suit or proceeding. No indemnification payment may be made unless a notice concerning the payment has been filed with the New York State Superintendent of Insurance. CREF has in effect an insurance policy that will indemnify its overseers, trustees, officers and employees for liabilities arising from certain forms of conduct.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to overseers, trustees, and officers of CREF, pursuant to the foregoing provision or otherwise, CREF has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by an overseer, trustee, or officer in the successful defense of any action, suit or proceeding) is asserted by an overseer, trustee, or officer in connection with the securities being registered, CREF will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.



Item 33.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


                  Investment advisory services for CREF's investment accounts are provided by TIAA-CREF Investment Management, LLC ("Investment Management"). In this connection, Investment Management is registered as an investment adviser under the Investment Advisers Act of 1940.


                  The business and other connections of Investment Management's officers are listed in Schedules A and D of Form ADV as currently on file with the Commission (File No. 801-38029), the text of which is hereby incorporated by reference.

Item 34.          PRINCIPAL UNDERWRITER

                  (a)      Not Applicable.

                  (b) TIAA-CREF Individual & Institutional Services, Inc. ("Services") may be considered the principal underwriter for the CREF Accounts. The officers of Services and their positions and offices with Services and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission
(File No. 8-44454), text of which is hereby incorporated by reference.

Item 35.          LOCATION OF ACCOUNTS AND RECORDS

                  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at CREF's home office, 730 Third Avenue, New York, New York 10017, and at other CREF offices located at 750 Third Avenue and 485 Lexington Avenue, both in New York, New York 10017. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, New York 10918.

Item 36.          MANAGEMENT SERVICES

                  Not Applicable.

Item 37.          UNDERTAKING

         (a) CREF undertakes that it will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

           (b) CREF undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

           (c) CREF undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-3 promptly upon written or oral request.

                         REPRESENTATION UNDER RULE 6C-7

           The undersigned registrant hereby represents that Rule 6c-7 under the Investment Company Act of 1940 is being relied on and that the provisions of paragraphs (a)-(d) of Rule 6c-7 are being complied with.

                            REPRESENTATION CONCERNING
                         NO-ACTION LETTER ISSUED TO ACLI

           CREF represents that the No-Action Letter issued by the Staff of the Division of Investment Management on November 28, 1988 to the American Council of Life Insurance is being relied upon, and that the requirements for entities relying on that no- action position, itemized (1) through (4) in that Letter have been complied with.


                REPRESENTATION REGARDING REASONABLENESS OF FEES

            CREF represents that the fees and charges deducted under the Certificates, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CREF.

                                   SIGNATURES
                                   ----------




               As required by the Securities Act of 1933 and the Investment Company Act of 1940, College Retirement Equities Fund has caused this Registration Statement to be signed on its behalf, in the City of New York and State of New York on the 17th day of February, 1998.


                             COLLEGE RETIREMENT EQUITIES FUND


                             By:/S/ PETER C. CLAPMAN
                             -----------------------
                                Peter C. Clapman
                                Senior Vice President and
                                Chief Counsel, Investments


           As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                              TITLE                         DATE
---------                              -----                         ----

/S/ JOHN H. BIGGS         Chairman of the Board,                    2/17/98
-----------------------   President, and Chief Executive
John H. Biggs             Officer (Principal Executive and Financial
                          Officer)


/S/ MARTIN L. LEIBOWITZ   Vice Chairman, Chief Investment           2/17/98
-----------------------   Officer, and Trustee (Principal
Martin L. Leibowitz       Investment Officer)


/S/ RICHARD L. GIBBS      Executive Vice President                  2/17/98
-----------------------   (Principal
Richard L. Gibbs          Accounting Officer)

SIGNATURE OF TRUSTEE         DATE        SIGNATURE OF TRUSTEE             DATE
--------------------         ----        --------------------             -----


  /S/ ROBERT H. ATWELL                    /S/ BEVIS LONGSTRETH
---------------------------            ----------------------------
Robert H. Atwell            2/17/98    Bevis Longstreth                  2/17/98


  /S/ ELIZABETH E. BAILEY                /S/ ROBERT M. LOVELL, JR.
---------------------------            ----------------------------
Elizabeth E. Bailey         2/17/98    Robert M. Lovell, Jr.             2/17/98


  /S/ GARY P. BRINSON                    /S/ STEPHEN A. ROSS
---------------------------            ----------------------------
Gary P. Brinson             2/17/98    Stephen A. Ross                   2/17/98


  /S/ JOYCE A. FECSKE                    /S/ EUGENE C. SIT
---------------------------            ----------------------------
Joyce A. Fecske             2/17/98    Eugene C. Sit                     2/17/98


  /S/ EDES P. GILBERT                    /S/ MACEO K. SLOAN
---------------------------            ----------------------------
Edes P. Gilbert             2/17/98    Maceo K. Sloan                    2/17/98


  /S/ STUART TSE KONG HO
---------------------------            ----------------------------
Stuart Tse Kong Ho          2/17/98    Harry K. Spindler


                                         /S/ DAVID K. STORRS
---------------------------            ----------------------------
Nancy L. Jacob                         David K. Storrs                   2/17/98



---------------------------            ----------------------------
Marjorie Fine Knowles                  Robert W. Vishny


---------------------------
Jay O. Light

                                  EXHIBIT INDEX

EXHIBIT                                                                  PAGE
NUMBER                        DESCRIPTION OF EXHIBIT                      NO.
------                        ----------------------                     ----